WDB HOLDING PA, INC.

December 4, 2023

TO:	Acquiom Agency Services LLC 950 17th Street, Suite 1400 Denver, CO 80202 Attention: Shon McCraw-Davis Email: loanagency@srsacquiom.com cc: Alex Cota (email: alexcota@paulhastings.com) (Paul Hastings)
RE:

Credit Agreement, dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., as borrower, each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent and Collateral Agent. Capitalized terms used in this posting memo shall have the meanings ascribed to them in the Credit Agreement.

AMENDMENT REQUEST NO. 7

Amendment Request

We are grateful for your continued commitment and support as Lenders under the Credit Agreement. In lieu of depositing cash into a Blocked Account, WDB Holding PA, Inc. (the “Borrower”) has discussed with certain Lenders a proposal to require the Borrower to make prepayments of the principal of the Loan in exchange for credits towards the Consolidated Interest Coverage Ratio calculation. Furthermore, the parties have discussed certain technical adjustments as outlined herein.

In connection therewith, the Borrower is requesting certain amendments to the Credit Agreement, as set forth in the proposed Amendment No. 7 to Credit Agreement attached hereto (the “Seventh Amendment”). Pursuant to Section 9.02(b) of the Credit Agreement, no amendment or waiver of any provision of the Credit Agreement shall be effective unless in writing executed by the Borrower and the Agent with the consent of the applicable percentage of Lenders. Capitalized terms used herein shall have the same meaning ascribed to such terms in the Seventh Amendment and the Credit Agreement (as amended by the Seventh Amendment).

Subject to the terms and conditions set forth in the Seventh Amendment (a draft of which is posted herewith), the Borrower hereby requests your consent to certain amendments to the Credit Agreement set forth in the Seventh Amendment, which include, but are not limited to, the following:

(a)
an amendment to Section 2.05 to require the Borrower to prepay at par an aggregate principal amount of the Loans equal to $4,800,000 by January 2, 2024 and $3,200,000 by April 30, 2024;
(b)
an addition of the definition “ICR Credit” whereby the Borrower will receive credit for the required prepayments towards the ICR Required Payment Amount equal to 100% of the prepaid amounts effective December 6, 2023 and April 30, 2024, respectively;
(c)
an amendment to the definitions “Fulton Property Financing”, “Fulton Property Financing Collateral”, “Fulton Property Financing Documents”, and “Fulton Property Lender” to increase the permitted mortgage from $25,000,000 to $30,000,000, and other technical adjustments required to enable the Borrower to refinance the Fulton Property Financing prior to its maturity in December 2024; and
(d)
additional changes related to the forgoing and any other amendments contained in the Seventh

Amendment Request – WBD Holding PA, Inc

Amendment.

Reimbursement of Expenses

The Borrower shall reimburse the Administrative Agent and the Lenders for all reasonable and documented legal fees and other reasonable out-of-pocket expenses incurred in connection with the Seventh Amendment.

Consent and Direction

If you are in agreement with the amendments set forth in the Seventh Amendment and subject to the conditions set forth herein and the execution of satisfactory amendment documentation, kindly execute and return to the Administrative Agent, by no later than 5:00 p.m. EST on December 5, 2023, your executed signature page to this Amendment Request No. 7, a form of which is attached hereto. Your return of such executed signature page to the Administrative Agent authorizes and directs the Administrative Agent to deliver the Seventh Amendment on your behalf.

We look forward to your continuing support.

Sincerely,

[REMAINDER OF PAGE INTENTIONALLY BLANK]

DocuSign Envelope ID: 08FA5FE4-0A28-42CF-8885-BA0250172A08

Amendment Request – WBD Holding PA, Inc.

WDB HOLDING PA, INC.

By: /s/ Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer Date: December 5 , 2023

CAPSTONE HOLDINGS INC.

By: /s/Keith J. Stone

Name: Keith J. Stone

Title: Chairman/CEO

[Signature Page – WDB - Amendment No.7]

Cedarview Opportunities Master Fund LP

By: /s/Stephen Wind

Name: Stephen Wind

Title: Chief Compliance Office

[Lender Consent Form Signature Page]

DocuSign Envelope ID: 8249566C-E917-4348-9B10-B0C6930B5CAA

Graticule Asia Macro Master Fund Ltd.

By: /s/Adam Levinson

Name: Adam Levinson

Title:

[Lender Consent Form Signature Page]

[LENDER]

By: /s/Jason Klarreich

Name: Title:

Jason Klarreich Authorized Signatory

[Lender Consent Form Signature Page]

Mercer QIF Fund PLC – Mercer Investment Fund 1

By: Millstreet Capital Management LLC, its Sub- Investment Manager

By: /s/Craig M. Kelleher

Name: Craig M. Kelleher

Title: Managing Member

[Lender Consent Form Signature Page]

MILLSTREET CREDIT FUND LP

By: Millstreet Capital Partners LLC, its General Partner

By: /s/Craig M. Kelleher

Name: Craig M. Kelleher

Title: Managing Member

[Lender Consent Form Signature Page]

MYDA Advantage, LP

By: /s/Jason Lieber

Name: Jason Lieber

Title: Managing Member of the GP

[Lender Consent Form Signature Page]

DocuSign Envelope ID: E449529E-8DD8-4CBC-ACE2-9C24D6EA4AE5

PENDER CORPORATE BOND FUND

By: /s/Geoff Castle

Name: Geoff Castle

Title: Lead Portfolio Manager, Fixed Income

[Lender Consent Form Signature Page]

VR Global Partners, L.P.

By: /s/Emile du Toit

Name: Emile du Toit

Title: Authorised Signatory

[Lender Consent Form Signature Page]

AMENDMENT NO. 7 TO CREDIT AGREEMENT

AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated December 5, 2023 (this

“Seventh Amendment”), is made by and among WDB Holding PA, Inc., a Pennsylvania corporation (the “Borrower”), the Loan Parties party hereto and Acquiom Agency Services LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 18, 2020, as amended by Amendment No. 1 thereto, dated as of April 28, 2022, Amendment No. 2, dated as of November 11, 2022, and Amendment No. 3, dated as of December 15, 2022, Amendment No. 4 dated March 15, 2023, Amendment No. 5, dated as of April 17, 2023, and Amendment No. 6, dated as of June 22, 2023 (as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Seventh Amendment, the “Amended Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement on the terms set forth herein, which amendments are permitted with the consent of the Lenders as required by Section 9.02(b) of the Existing Credit Agreement;

WHEREAS, the Administrative Agent has received consent to the amendments contemplated hereby from such Lenders and, accordingly, on behalf of such Lenders, consents, on the terms and subject to the conditions set forth below, to this Seventh Amendment; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Seventh Amendment, including in the preamble and the recitals hereto, and not otherwise defined herein, shall have the meanings assigned to such terms in the Amended Credit Agreement.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 and in reliance upon the representations and warranties of the Loan Parties set forth in Section 4, the Existing Credit Agreement is hereby amended in its entirety to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth on Exhibit A hereto.

SECTION 3. Conditions to Effectiveness. This Seventh Amendment shall not become effective until each of the following conditions precedent have been satisfied (such date referred to herein as the “Seventh Amendment Effective Date”):

(a)
Seventh Amendment. The Administrative Agent shall have received this Seventh Amendment, duly executed by the Loan Parties.
(b)
Authorization. All necessary corporate, limited liability, or other company action has been taken by each of the Loan Parties to enter into and perform its obligations under this Seventh Amendment and all other instruments and agreements required to be executed and delivered by any Loan Party hereunder.
(c)
Costs and Expenses. The Borrower shall reimburse the Administrative Agent, the Collateral Agent and the Lenders for all reasonable and documented legal fees, administrative expenses and other reasonable out-of-pocket expenses incurred in connection with the amendment to the Credit Agreement described herein.

Upon the occurrence of the Seventh Amendment Effective Date, the Administrative Agent shall provide a notice to the Parent, the Borrower, the Guarantors and the Lenders confirming that the Seventh Amendment Effective Date has occurred.

SECTION 4. Representations and Warranties. The Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders on the date hereof that:

(a)
the execution, delivery and performance of this Seventh Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;
(b)
this Seventh Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and
(c)
the representations and warranties of the Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).

SECTION 5. Reaffirmation. Each Loan Party consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Seventh Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Seventh Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Seventh Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby reaffirms (i) its grant to the Collateral Agent, for the benefit of the Lenders, of a continuing security interest in and Lien upon the Collateral of such Loan Party, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Loan Documents, and further acknowledges and agrees that the Loan Documents continue to secure the Obligations, as modified pursuant to this Seventh Amendment, to the same extent as prior to giving effect to this Seventh Amendment, and (ii) its obligations under the

Guaranty Agreement shall remain in full force and effect after giving effect to this Seventh Amendment and the obligations under this this Seventh Amendment constitute “Obligations” for the purposes of the Guarantee in accordance with the terms therein.

SECTION 6. Amendment, Modification and Waiver. This Seventh Amendment may not be amended, modified or waived except as permitted by Section 9.02 of the Credit Agreement.

SECTION 7. Entire Agreement. This Seventh Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Seventh Amendment”, “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

SECTION 8. Governing Law and Waiver of Right to Trial by Jury. THIS SEVENTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS SEVENTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction, waiver of venue, waiver of defense of illegality, service of process and waiver of right to trial by jury provisions in Section 9.09(b) through (e) and Section 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Severability. To the extent permitted by law, any provision of this Seventh Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10. Counterparts; Electronic Signature. This Seventh Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Delivery of an executed counterpart of a signature page of this Seventh Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of an original executed counterpart of this Seventh Amendment.

SECTION 11. Loan Document; No Novation. On and after the Seventh Amendment Effective Date, this Seventh Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Seventh Amendment may be amended or waived solely by the parties hereto as set forth in 7 above). This Seventh Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

SECTION 12. Lender Direction. Each Lender required to execute this Seventh Amendment pursuant to the Existing Credit Agreement and by its execution hereof, hereby authorizes and directs the Administrative Agent to execute and deliver this Seventh Amendment on the date hereof.

SECTION 13. No Course of Dealing. This Seventh Amendment shall not establish a course of dealing or be construed as evidence of any willingness on any Lender’s part to grant other or future amendments, extensions or modifications, should any be requested.

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Seventh Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WDB HOLDING PA, INC., as Borrower

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

TERRASCEND CORP., as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Chief Financial Officer

TERRASCEND USA, INC., as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

IHC MANAGEMENT LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

[Signature Page WDB - Amendment No. 7]

ILERA HEALTHCARE LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

ILERA DISPENSING LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

IHC REAL ESTATE GP, LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

IHC REAL ESTATE LP, as a Loan Party

By: IHC Real Estate GP, LLC, its General Partner

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

ILERA SECURITY LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

[Signature Page WDB - Amendment No.7]

235 MAIN STATE MERCERSBURG LLC, as a

Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

ILERA INVESTCO I, LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

ILERA DISPENSING 2 LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

ILERA DISPENSING 3 LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

GUADCO LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

[Signature Page WDB - Amendment No.7]

KCR HOLDINGS LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

PA STORE 299 LLC, as a Loan Party

By: /s/Keith Stauffer

Name: Keith Stauffer

Title: Authorized Signatory

[Signature Page WDB - Amendment No.7]

ACQUIOM AGENCY SERVICES LLC, as

Administrative Agent and as Collateral Agent

By: /s/Veronica Colon

Name: Veronica Colon

Title: Senior Director

[Signature Page – WDB - Amendment No.7]

Exhibit A to Amendment No.7 dated as of December 5, 2023

CREDIT AGREEMENT

dated as of December 18, 2020 between

WDB HOLDING PA, INC.,

The LENDERS Party Hereto, and

ACQUIOM AGENCY SERVICES LLC,

as Administrative Agent and Collateral Agent SEAPORT GLOBAL SECURITIES LLC,

as Placement Agent

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

SECTION 1.01 Defined Terms 1

SECTION 1.02 Terms Generally 25

SECTION 1.03 Accounting Terms; Changes to GAAP 26

SECTION 1.04 Divisions 26

ARTICLE II COMMITMENTS AND BORROWINGS

SECTION 2.01 Commitments 26

SECTION 2.02 Loans and Borrowings 27

SECTION 2.03 Borrowing Requests 27

SECTION 2.04 Funding of Borrowings 27

SECTION 2.05 Prepayments 28

SECTION 2.06 Termination of Commitments 31

SECTION 2.07 Repayment of Loans 31

SECTION 2.08 Interest 31

SECTION 2.09 Fees 32

SECTION 2.10 Evidence of Debt 32

SECTION 2.11 Payments Generally; Several Obligations of Lenders 33

SECTION 2.12 Sharing of Payments 34

SECTION 2.13 Increased Costs 34

SECTION 2.14 Taxes 35

SECTION 2.15 Mitigation Obligations; Replacement of Lenders 38

SECTION 2.16 Extension of Maturity Date 39

SECTION 2.17 Incremental Commitments 40

SECTION 2.18 Payment Protocols 42

ARTICLE III REPRESENTATIONS AND WARRANTIES

SECTION 3.01 Existence, Qualification and Power 42

SECTION 3.02 Authorization; No Contravention 42

SECTION 3.03 Governmental Authorization; Other Consents 42

SECTION 3.04 Execution and Delivery; Binding Effect 42

SECTION 3.05 Financial Statements; No Material Adverse Effect 43

SECTION 3.06 Litigation 43

SECTION 3.07 No Default 43

SECTION 3.08 Property 43

SECTION 3.09 Taxes 44

SECTION 3.10 Disclosure 44

SECTION 3.11 Compliance with Laws, Etc 44

SECTION 3.12 ERISA Compliance 45

SECTION 3.13 Environmental Matters 45

SECTION 3.14 Margin Regulations 46

SECTION 3.15 Investment Company Act 46

SECTION 3.16 Sanctions; Anti-Money Laundering; Anti-Corruption 46

SECTION 3.17 Solvency 46

SECTION 3.18 Collateral Documents 46

ARTICLE IV CONDITIONS

SECTION 4.01 Closing Date 47

SECTION 4.02 Conditions to All Borrowings 50

ARTICLE V AFFIRMATIVE COVENANTS

SECTION 5.01 Financial Statements 50

SECTION 5.02 Certificates; Other Information 51

SECTION 5.03 Quarterly Lender Calls 52

SECTION 5.04 Notices 52

SECTION 5.05 Preservation of Existence, Etc 53

SECTION 5.06 Maintenance of Properties 53

SECTION 5.07 Maintenance of Insurance 53

SECTION 5.08 Payment of Obligations 54

SECTION 5.09 Compliance with Laws 54

SECTION 5.10 Environmental Matters 54

SECTION 5.11 Books and Records 54

SECTION 5.12 Inspection Rights 54

SECTION 5.13 Use of Proceeds 55

SECTION 5.14 Sanctions; Anti-Money Laundering Laws; Anti-Corruption Laws 55

SECTION 5.15 Additional Guarantors and Collateral Matters. 55

SECTION 5.16 Post-Closing Obligations 56

ARTICLE VI NEGATIVE COVENANTS

SECTION 6.01 Indebtedness 56

SECTION 6.02 Liens 58

SECTION 6.03 Fundamental Changes 61

SECTION 6.04 Dispositions 61

SECTION 6.05 Restricted Payments 62

SECTION 6.06 Investments 63

SECTION 6.07 Transactions with Affiliates 64

SECTION 6.08 Certain Restrictive Agreements 64

SECTION 6.09 Changes in Fiscal Periods 65

SECTION 6.10 Changes in Nature of Business 65

SECTION 6.11 Restriction on Use of Proceeds 65

SECTION 6.12 Financial Covenants 66

SECTION 6.13 Sanctions; Anti-Corruption Use of Proceeds 66

SECTION 6.14 Federal Enforcement Priorities 66

ARTICLE VII EVENTS OF DEFAULT

SECTION 7.01 Events of Default 66

SECTION 7.02 Application of Payments 69

ARTICLE VIII AGENCY

SECTION 8.01 Appointment and Authority 69

SECTION 8.02 Merger or Consolidation 70

SECTION 8.03 Exculpatory Provisions 70

SECTION 8.04 Reliance by Agent 71

SECTION 8.05 Delegation of Duties 71

SECTION 8.06 Resignation of Agent 72

SECTION 8.07 Non-Reliance on Agent and Other Lenders 72

SECTION 8.08 No Other Duties 73

SECTION 8.09 Indemnity of the Agent 73

SECTION 8.10 Certain Rights of the Agent 73

SECTION 8.11 Agent May File Proofs of Claim 74

SECTION 8.12 Certain ERISA Matters 74

SECTION 8.13 Collateral and Guaranty Matter 75

SECTION 8.14 Credit Bidding 76

SECTION 8.15 Agent Actions 76

SECTION 8.16 Force Majeure 76

ARTICLE IX MISCELLANEOUS

SECTION 9.01 Notices 77

SECTION 9.02 Waivers; Amendments 79

SECTION 9.03 Expenses; Indemnity; Damage Waiver 80

SECTION 9.04 Successors and Assigns 82

SECTION 9.05 Survival 85

SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution 85

SECTION 9.07 Severability 86

SECTION 9.08 Right of Setoff 86

SECTION 9.09 Governing Law; Jurisdiction; Etc 86

SECTION 9.10 WAIVER OF JURY TRIAL 87

SECTION 9.11 Headings 87

SECTION 9.12 Treatment of Certain Information; Confidentiality 88

SECTION 9.13 PATRIOT Act 88

SECTION 9.14 Interest Rate Limitation 88

SECTION 9.15 Payments Set Aside 89

SECTION 9.16 No Advisory or Fiduciary Responsibility 89

SECTION 9.17 Acknowledgement Regarding Any Supported QFCs 89

SECTION 9.18 Judgment Currency 90

SCHEDULES

SCHEDULE 2.01 - Commitments and Lenders SCHEDULE 3.06 - Litigation

SCHEDULE 3.08 - Material Licenses SCHEDULE 5.16 - Post-Closing Obligations SCHEDULE 6.01 - Indebtedness SCHEDULE 6.02 - Liens

SCHEDULE 6.06 - Investments

SCHEDULE 6.07 - Transactions with Affiliates SCHEDULE 6.08 - Restrictive Agreements

EXHIBITS

EXHIBIT A - Assignment and Assumption

EXHIBIT B-1 - Form of U.S. Tax Compliance Certificate EXHIBIT B-2 - Form of U.S. Tax Compliance Certificate EXHIBIT B-3 - Form of U.S. Tax Compliance Certificate EXHIBIT B-4 - Form of U.S. Tax Compliance Certificate EXHIBIT C-1 - Form of US Solvency Certificate EXHIBIT C-2 - Form of Canadian Solvency Certificate EXHIBIT D - Form of Compliance Certificate

CREDIT AGREEMENT dated as of December 18, 2020 (this “Agreement”), between WDB HOLDING PA, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto, and ACQUIOM AGENCY SERVICES LLC, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”).

The Borrower has requested that the Lenders extend credit to the Borrower, and the Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I DEFINITIONS

SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2023 IRS Payment Plan” shall mean the partial pay installment plan that Borrower and American Parent intend to enter into with the Internal Revenue Services in respect of state and federal taxes payable in respect of the fiscal year ending December 31, 2022 by Borrower and American Parent over an extended timeframe.

“Acquisition” means, as to any Person, the purchase or other acquisition (in one transaction or a series of transactions, including through a merger) of all of the Equity Interests of another Person or all or substantially all of the property, assets or business of another Person or of the assets constituting a business unit, line of business or division of another Person.

“Additional Lender” has the meaning specified in Section 2.16(d).

“Administrative Agency Fee Letter” means that certain letter agreement, dated as of the Closing Date, by and among the Canadian Parent and Acquiom Agency Services LLC, in its capacity as Administrative Agent and Collateral Agent, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Agent or such form provided by a Lender and otherwise acceptable to the Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Lender” means each Lender that is an Affiliate of any Loan Party.

“Agent” means Acquiom Agency Services LLC, in its capacity as Administrative Agent and Collateral Agent, as applicable, under any of the Loan Documents. For the avoidance of doubt, any reference herein or in any other Loan Document to the Administrative Agent (and any provision benefitting, or granting any right or power to, the Administrative Agent) shall, unless the context requires otherwise, be construed as a reference to (and provision benefitting, or granting any right or power to) the Administrative Agent and the Collateral Agent.

2

“Agent’s Office” means the Agent’s address and, as appropriate, account as set forth in Section 9.01, or such other address or account as the Agent may from time to time notify to the Borrower and the Lenders.

“Agent Parties” has the meaning specified in Section 9.01(d)(ii).

“Agreement” has the meaning specified in introductory paragraph hereof.

“American Parent” means TerrAscend USA, Inc., a Delaware corporation.

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, the Corruption of Foreign Public Officials Act (Canada), or any other applicable anti- corruption or anti-bribery Laws.

“Anti-Money Laundering Laws” means applicable anti-money laundering Laws.

“Applicable Accounting Principles” means, subject to Section 1.03, (i) with respect to the Borrower and its Subsidiaries, GAAP, and (ii) with respect to the Canadian Parent, IFRS.

“Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.

“Applicable Percentage” means, with respect to any Lender, (a) on or prior to the Closing Date, the percentage of the total Commitments of all Lenders represented by such Lender’s Commitments at such time and (b) thereafter, the percentage of the total Outstanding Amount of Loans of all Lenders represented by the aggregate Outstanding Amount of Loans of such Lender at such time.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.04) or Preferred Assignee, as applicable, and accepted by the Agent, in substantially the form of Exhibit A or any other form approved by the Agent.

“Attributable Indebtedness” means, as of any date of determination, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with Applicable Accounting Principles, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with Applicable Accounting Principles if such lease were accounted for as a capital lease; provided, for avoidance of doubt, that Attributable Indebtedness shall not include any obligations in respect of operating leases (including operating leases recorded as right of use assets, and related lease liabilities in respect of operating leases).

“Basel III” means, collectively, those certain:

(a)
agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems,” “Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring” and “Guidance for National Authorities Operating the Countercyclical

3

Capital Buffer,” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(b)
the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and
(c)
any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Blocked Account” means the commercial deposit account established by the Borrower in respect of which the Agent will have exclusive control for withdrawal purposes pursuant to a Control Agreement.

“Borrower” has the meaning specified in the introductory paragraph.

“Borrower Financial Statements” means the unaudited consolidated financial statements of the Borrower and its Subsidiaries, in form and a substance reasonably acceptable to the Agent and the Lenders, as at and for the nine-month period ended September 30, 2020 furnished to the Agent and the Lenders on December 15, 2020.

“Borrower Materials” has the meaning specified in Section 9.01(e).

“Borrowing” means a borrowing consisting of simultaneous Loans.

“Borrowing Request” means a request for a Borrowing, which in each case shall be in such form as the Agent may approve, signed by a Responsible Officer of the Borrower.

“Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions in such state are authorized or required by Law to close.

“Canadian Parent” means TerrAscend Corp., an Ontario corporation.

“Canadian Parent Financial Statements” means the annual financial statements of the Canadian Parent for the fiscal years ended December 31, 2019 and December 31, 2018 filed on SEDAR on April 23, 2020.

“Capitalized Lease” means each lease that has been or is required to be, in accordance with Applicable Accounting Principles, recorded as a capital lease or financing lease.

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“Cash Equivalents” means:

(a)
direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America or Canada), in each case maturing within one year from the date of acquisition thereof;
(b)
investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from a Credit Rating Agency;
(c)
investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America, Canada or any state, province or territory thereof, as applicable, that has a combined capital and surplus and undivided profits of not less than $500,000,000;
(d)
fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and
(e)
money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA and Aaa (or equivalent rating) by at least two Credit Rating Agencies and (iii) have portfolio assets of at least $5,000,000,000.

“Casualty Event” shall mean any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any of its Subsidiaries.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which (a) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62-104 –Take- Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) beneficially owns, directly or indirectly, more than 50% or more of the Equity Interests of the Canadian Parent entitled to vote for members of the board of directors or equivalent governing body of the Canadian Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (b) any person or group of persons, acting jointly or in concert (as such expression is defined in National Instrument 62-104 – Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) acquires the power to direct, or cause the direction of,

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management, business or policies of the Canadian Parent, whether through the ability to exercise voting power, by contract or otherwise, (c) the American Parent ceases to directly own greater than 99.0% of the Equity Interests of the Borrower (except pursuant to a transfer of Equity Interests of the Borrower to another wholly-owned Subsidiary of the Canadian Parent in connection with which all such Equity Interests of the Borrower are pledged to the Agent for the benefit of the Lenders by such acquiring Subsidiary), (d) the Canadian Parent ceases to indirectly own 100% of the Equity Interests of the Borrower, or (e) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62- 104 – Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) succeed in having a sufficient number of nominees elected to the board of directors of the Canadian Parent that such nominees, when added to any existing director remaining on the board of directors of the Canadian Parent, will constitute a majority of the board of directors of the Canadian Parent.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 9.02.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means, collectively, the “Collateral” as defined in the Pledge and Security Agreement and the Collateral Assignments.

“Collateral Assignments” means Collateral Assignments (as such Collateral Assignments may be amended, supplemented or otherwise modified from time to time), entered into or to be entered into, as the context requires, by the Loan Parties party thereto in favor of the Agent, assigning each Loan Party’s (other than either Parent Guarantor’s) rights under the Collateral identified therein.

“Collateral Documents” means the Pledge and Security Agreement, the Collateral Assignments, any mortgages or other documents delivered pursuant to the Material Real Property Requirement, and all security agreements, intellectual property security agreements, control agreements, financing statements (together with any schedules the Agent requests that the Borrower includes to itemize state and common law trademarks included as Collateral), and other instruments and documents required to be delivered by a Loan Party in connection with any of the foregoing or pursuant to Section 5.15.

“Commitments” mean the Initial Commitments and the Incremental Commitments.

“Communications” has the meaning specified in Section 9.01(d)(ii).

“Compliance Certificate” has the meaning specified in Section 5.02(a).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means for any period, Consolidated Net Income for such period,

plus,

without duplication and to the extent deducted in determining Consolidated Net Income for such period, the sum of (a) interest expense (including, without limitation, any interest component in respect of lease obligations, right of use assets and any revaluation thereof), (b) provision for taxes based on income and deferred tax obligations, (c) depreciation expense, (d) amortization expense, (e) unusual or non-

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recurring charges, expenses or losses, provided that amounts pursuant to this clause

(e) shall not exceed 15% of Consolidated EBITDA for each quarter (such 15% cap to be calculated prior to giving effect to this clause (e)), and (f) unrealized losses on changes in fair value of biological assets, (g) fair value changes in biological assets included in inventory sold, (h) other non-cash charges, expenses or losses (excluding any such non-cash charge to the extent it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period, but including purchase accounting adjustments under ASC 805 under GAAP), (i) impairments, (j) restructuring costs, (k) purchase accounting adjustments, (l) financing transaction costs, (m) share based compensation, (n) revaluation of warrants and derivative liabilities, (o) unrealized loss on investments,

(p) expenses and payments that are covered by indemnification, reimbursement, guaranty or purchase price adjustment provisions in any agreement entered into by Borrower or any of its Subsidiaries to the extent such expenses and payments have been reimbursed pursuant to the applicable indemnity, guaranty or acquisition agreement in such period or an earlier period if not added back to Consolidated EBITDA in such earlier period, and (q) transaction integration costs in connection with any Acquisition or other permitted Investment; provided that the aggregate amount of add-backs permitted to be made pursuant to this clause (q) in any two fiscal quarter period shall not exceed $2,000,000, minus,

without duplication and to the extent included in determining Consolidated Net Income for such period, the sum of (i) unusual or non-recurring gains and non-cash income, (ii) any other noncash income or gains increasing Consolidated Net Income for such period (excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash charge in any prior period), (iii) unrealized gains on changes in fair value of biological assets, and (iv) any gains realized from the disposition of property outside of the ordinary course of business, all as determined on a consolidated basis.

For the purpose of calculating Consolidated EBITDA for any period, if during such period the Borrower or any Subsidiary shall have consummated an Acquisition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Acquisition occurred on the first day of such period.

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the most recently ended two fiscal quarter period (multiplied by two) to

(b) Consolidated Interest Expense for the most recently ended two fiscal quarter period (multiplied by two); provided that, for the period ending September 30, 2023 and for any subsequent date of determination, the Consolidated Interest Coverage Ratio shall be calculated giving pro forma effect to the Lodi and Maplewood Transaction as if such transaction occurred on the first day of the period ended on or before the occurrence of such event.

“Consolidated Interest Expense” means annualized total sum of (a) cash interest expense (including that attributable to Capitalized Leases) and (b) any interest component (cash or otherwise) of lease obligations, right of use assets and any revaluation thereof to the extent such interest component is included in clause (a) of the definition of Consolidated EBITDA, net of (c) total cash interest income of the Borrower and its Subsidiaries on a consolidated basis for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including all commissions, discounts and other fees and

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charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts in respect of interest rates to the extent that such net costs are allocable to such period).

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated EBITDA for the most recently ended two fiscal quarter period (multiplied by two).

“Consolidated Net Income” means, for any period, the consolidated net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or requirement of Law applicable to such Subsidiary.

“Consolidated Total Debt” means, as of any date of determination, the aggregate balance sheet amount of all Indebtedness of the Borrower and its Subsidiaries (or, if higher, the par value or stated face amount of all such Indebtedness (other than zero coupon Indebtedness)) on a consolidated basis as of such date.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings analogous thereto.

“Control Agreement” shall mean, with respect to any deposit account or securities account, an agreement, in form and substance reasonably satisfactory to the Agent and the Loan Party maintaining such account, among the Agent, the financial institution or other Person at which such account is maintained and the Loan Party maintaining such account, effective to grant “control” (within the meaning of Articles 8 and 9 under the applicable UCC jurisdiction) over such account to the Agent.

“Controlled Substances Act” means Title 21 of the United States Code, as amended from time to time.

“CRC Approval” means approval by the New Jersey Cannabis Regulatory Commission to the change of ownership of the Lodi Assets and the Maplewood Assets.

“Credit Rating Agency” means a nationally recognized credit rating agency that evaluates the financial condition of issuers of debt instruments and then assigns a rating that reflects its assessment of the issuer’s ability to make debt payments.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, arrangement, rearrangement, receivership, insolvency,

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reorganization, or similar laws providing debtor relief or otherwise affecting the enforcement of creditors’ rights generally, including any proceeding under corporate law or other law whereby a corporation seeks a stay or a compromise of the claims of its creditors against it, of the United States, Canada, or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate (before as well as after judgment) equal to (a) with respect to overdue principal, the applicable interest rate plus 2.00% per annum and (b) with respect to any other overdue amount (including fees and overdue interest), the interest rate applicable to Loans plus 2.00% per annum.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity Interest” means any Equity Interest that, by its terms (or the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control (including a Change of Control) or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control (including a Change of Control) or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one days after the Maturity Date; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of the Borrower or any Subsidiary or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability.

“Dollar” and “$” mean lawful money of the United States.

“Earn-Out” shall mean, with respect to an acquisition of any assets or property by the Borrower or any of its Subsidiaries constituting an acquisition of all or substantially all of the assets of, or any business line, unit or division of, any Person or any facility, or of a majority of the outstanding Equity Interests of any Person, that portion of the purchase consideration therefor and that portion of all other payments and liabilities (whether payable in cash or by exchange of Equity Interests or of any property or otherwise), directly or indirectly, payable by any Loan Party in exchange for, or as part of, or in connection with, such acquisition that is deferred for payment to a future time after the consummation of such acquisition, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any person or business but excluding any working capital or purchase price adjustments.

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“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.04(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 9.04(b)(iii)).

“Environmental Laws” means any and all federal, state, provincial, territorial, local, and foreign statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions, including all common law, relating to pollution or the protection of health, safety or the environment, natural resources, or the release of any materials into the environment, including those related to Hazardous Materials, air emissions, discharges to waste or public systems and health and safety matters.

“Environmental Liability” means any liability or obligation, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly, resulting from or based upon (a) actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, disposal or permitting or arranging for the disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement or operation of law pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, as to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure by the Borrower or any ERISA Affiliate to satisfy the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (c) the incurrence by the Borrower or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations with respect to a Pension Plan within the meaning of Section 4062(e) of ERISA; (d) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is “insolvent” (within the meaning of Section 4245 of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in

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endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA);

(i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (j) the engagement by the Borrower or any ERISA Affiliate in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (k) the imposition of a lien upon the Borrower pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that could result in the posting of bond or security under Section 436(f)(1) of the Code.

“Event of Default” has the meaning specified in Article VII.

“Excluded Accounts” means the following deposit accounts: (a) accounts holding solely cash collateral for a third party that constitutes a Lien permitted under Section 6.02 hereof, and (b) accounts with amounts on deposit (in cash or Cash equivalents) that do not exceed an average daily balance of

$300,000 individually and $500,000 for all such accounts in the aggregate at any one time. For the avoidance of doubt, the Blocked Account shall not be considered an Excluded Account.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case,

(i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender,

U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which

(i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.15(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(g), (d) Taxes that would not have been imposed but for such Recipient (i) not dealing at “arm’s length” (for purposes of the ITA) with a Loan Party, or (ii) being a “specified shareholder” (as defined in subsection 18(5) of the ITA) of a Loan Party or not dealing at arm’s length with any such specified shareholder, except where the non-arm’s length relationship arises or where the Recipient is (or is deemed to be) a specified shareholder of any Loan Party or does not deal at arm’s length with a specified shareholder of any Loan Party, solely on account of the Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or enforced this Agreement or any other Loan Document, (e) any withholding Taxes imposed under FATCA and (f) Other Connection Taxes.

“Existing Maturity Date” has the meaning specified in Section 2.16(a).

“Extending Lender” has the meaning specified in Section 2.16(b).

“Facility” means the Initial Facility and each Incremental Facility.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

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“Federal Funds Effective Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%.

“Federal Marijuana Law” means any U.S. federal laws, civil, criminal or otherwise, that are directly or indirectly related to the cultivation, harvesting, production, marketing, labeling, warning, instructing about, distribution, sale and possession of cannabis, Marijuana or related substances or products containing cannabis, Marijuana or related substances, including the prohibition on drug trafficking under the Controlled Substances Act (21 U.S.C. § 801, et seq.), the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18

U.S.C. §§ 1956, 1957 and 1960.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States.

“Fee Letters” means the Administrative Agency Fee Letter and the Placement Agent Fee

Letter.

“Financial Covenants” means those financial covenants set forth in Section 6.12.

“Financial Officer” means, as to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

“Foreign Lender” means any Lender or Agent that is not a “U.S. Person”.

“Foreign Plan” means any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any Subsidiary with respect to employees employed outside the United States (other than any governmental arrangement).

“Fourth Amendment Effective Date” has the meaning specified in the Amendment No.4 to the Credit Agreement dated March 15, 2023 among the Borrower, the Loan Parties party thereto and the Agent.

“Fulton Property” means the real property located at 3786 N. Hess Road, Waterfall, Fulton County, PA 16689.

“Fulton Property Financing” shall mean that certain Indebtedness owed to any Fulton Property Lender in an aggregate principal amount not exceeding $30,000,000 on terms and conditions approved by Required Lenders; provided that Required Lenders have approved the terms set forth on the term sheet with Needham Bank provided to Required Lenders prior to the Seventh Amendment Effective Date; and provided further that any other financing on the Fulton Property Collateral shall be approved by Required Lenders if it is in an amount not exceeding $30,000,000 and otherwise satisfies the requirements of 6.01(q)(ii) and (iii).

“Fulton Property Financing Collateral” shall mean the following, each granted by Ilera Healthcare LLC in favor of any Fulton Property Lender pursuant to the Fulton Property Financing Documents: (a) the Real Property, Rents, and Personal Property or other similar terms each defined or

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otherwise referenced in any Fulton Property Financing Documents, (b) the Collateral as defined in any Fulton Property Financing Document between Ilera Healthcare LLC and any Fulton Property Lender, (c) all equipment located at or used in the operations of the Fulton Property, (d) that certain cannabis license as to the operations of the Fulton Property, and (e) all products and proceeds of the foregoing.

“Fulton Property Financing Documents” shall mean that certain Mortgage by Ilera Healthcare LLC in favor of the Fulton Property Lender and each security agreement and other documents entered into in connection with the Fulton Property Financing each in form and substance reasonably satisfactory to Required Lenders.

“Fulton Property Lender” means Stearns Bank, Needham Bank or any other lender or financial institution or investor providing refinancing replacement indebtedness on terms that satisfy the requirements set forth in the definition of “Fulton Property Financing”.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities.

“GAAP” means, subject to Section 1.03, United States generally accepted accounting principles as in effect as of the date of determination thereof.

“Governmental Authority” means the government of the United States of America, the government of Canada, including Health Canada, or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means each Parent Guarantor, each Subsidiary Guarantor and each other Person that guarantees all or any part of the Obligations.

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“Guaranty Agreement” means a Guaranty Agreement, in form and substance reasonably satisfactory to the Agent, dated as of the date hereof, made by each Subsidiary of the Borrower and each of the Parent Guarantors in favor of the Agent for the benefit of the Lenders, guaranteeing the Obligations, as such Guaranty Agreement may be amended, supplemented or modified from time to time.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and other substances, materials, or wastes of any nature capable of causing harm to human health or the environment, or which are regulated under or with respect to which liability or standards of conduct are imposed pursuant to any Environmental Law.

“ICR Credit” means (a) beginning December 6, 2023, $4,800,000, and (b) beginning April 30, 2024, $8,000,000; provided that, if the Borrower fails to prepay the Loans on the applicable dates required pursuant to Section 2.05(b)(viii) or 2.05(b)(ix), $0.

“ICR Period” means, commencing with the fiscal quarter ending on September 30, 2023, any period during which the Consolidated Interest Coverage Ratio has declined below 2.00:1.00 as demonstrated by the Compliance Certificate delivered together with financial statements pursuant to Sections 5.01(a) and (b). An ICR Period shall end (i) upon the Consolidated Interest Coverage Ratio being greater than or equal to 2.00:1.00 as of the last day for each of two (2) consecutive fiscal quarters as demonstrated by the Compliance Certificate delivered together with the financial statements pursuant to Section 5.02(a), or (ii) upon the prepayment of outstanding Loans on a pro rata basis by Borrower causing the Consolidated Interest Coverage Ratio as of the last day of each two (2) consecutive fiscal quarters, calculated on a pro forma basis for each such fiscal quarter after giving effect to such prepayment, to be greater than or equal to 2.00:1.00. For the avoidance of doubt, the Borrower may elect to apply the funds on deposit in the Blocked Account (and the Agent shall authorize the release the funds from the Blocked Account for such purpose) to prepay outstanding Loans in accordance with the foregoing.

“ICR Required Payment Amount” means the difference between (a) the Consolidated EBITDA that would be required to cause the Consolidated Interest Coverage Ratio to equal 2.00:1.00 and

(b) the actual Consolidated EBITDA, in each case as of the last day of the fiscal quarter ending immediately prior to the commencement of the ICR Period or the immediately preceding fiscal quarter during the ICR Period, as applicable, less the ICR Credit.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“Incremental Commitment” has the meaning specified in Section 2.17(a).

“Incremental Commitment Effective Date” has the meaning specified in Section 2.17(c).

“Incremental Facility” means the Incremental Commitments and all Borrowings thereunder.

“Incremental Lender” has the meaning specified in Section 2.17(b).

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“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with Applicable Accounting Principles:

(a)
all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)
all direct or contingent obligations of such Person (i) arising under letters of credit (including standby and commercial) securing financing accommodation, bankers’ acceptances and bank guaranties, (ii) arising under surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person and (iii) in connection with any Earn-Out including, without limitations, the Buyer’s obligations to pay the Final Payment (as defined in the Purchase Agreement) but only to the extent that the amount of such Earn-Out is a definitive and binding obligation and is no longer contingent;
(c)
net obligations of such Person under any Swap Contract;
(d)
all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);
(e)
indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)
all Attributable Indebtedness;
(g)
all obligations of such Person in respect of Disqualified Equity Interests; and
(h)
all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Indebtedness of any Person for purposes of clause (e) that is expressly made non-recourse or limited-recourse (limited solely to the assets securing such Indebtedness) to such Person shall be deemed to be equal to the lesser of (i) the aggregate principal amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning specified in Section 9.03(b).

“Information” has the meaning specified in Section 9.12.

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“Initial Commitment” means with respect to each Lender, the commitment of such Lender to make a Loan on the Closing Date in the amount of such Lender’s Initial Commitment set forth on Schedule 2.01, as such commitment shall be terminated pursuant to Section 2.06.

“Initial Facility” means the Initial Commitments and all Borrowings thereunder.

“Initial Lender” means each Person listed on Schedule 2.01.

“Initial Loan” means a loan made by an Initial Lender to the Borrower pursuant to Section

2.01 of this Agreement.

“Intellectual Property” means any trademarks, service marks, and any other identifiers of source or origin, trade names, domain names, copyrights, patents, industrial designs, trade secrets, know- how and all other intellectual property rights and similar or equivalent rights anywhere in the world.

“Interest Payment Date” means the last Business Day of each March, June, September and December and the Maturity Date, commencing with March 31, 2021.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs Indebtedness of the type referred to in clause (h) of the definition of “Indebtedness” in respect of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any returns or distributions of capital or repayment of principal actually received in case by such Person with respect thereto.

“IRS” means the United States Internal Revenue Service.

“Joinder Agreement” means a joinder or similar agreement entered into by any Person (including any Lender) under Section 2.17 pursuant to which such Person shall provide an Incremental Commitment hereunder and (if such Person is not then a Lender) shall become a Lender party hereto.

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Legalized Marijuana State” means any U.S. state, territory, or locality whose Requirements of Law permit or authorize any form of Marijuana Activities.

“Lenders” means the Initial Lender and any other Person that shall have become party hereto pursuant to an Assignment and Assumption or a Joinder Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

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“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Liquidity” means, as of any date of determination, the sum of (a) the amount of cash and Cash Equivalents of the Borrower and the Subsidiaries that is held in a deposit account or a securities account, as applicable, pledged in favor of the Agent pursuant to the Pledge and Security Agreement and, with effect from the date a Control Agreement in respect of such account is required to be delivered pursuant to this Agreement, subject to a Control Agreement, (b) up to $2,500,000 of cash that is, as of such date, held on-site or in transit from a dispensary location of the Borrower or one of its Subsidiaries to a bank to be deposited in a deposit account that is, with effect from the date a Control Agreement in respect of such account is required to be delivered pursuant to this Agreement, subject to a Control Agreement, so long as such cash is being held and/or transited in the ordinary course and consistent with past practices of the Borrower and its Subsidiaries and is expected to be deposited in such account within no more than five (5) Business Days and (c) any commitments for loans which constitute Indebtedness permitted under this Agreement and are available to be drawn by the Borrower or any of its the Subsidiaries, it being understood that such amount shall exclude any cash or Cash Equivalents identified on a balance sheet as “restricted” (other than cash restricted in favor of the Agent and the Lenders).

“Loan” means an Initial Loan and any loan under an Incremental Facility made pursuant to Section 2.17.

“Loan Documents” means, collectively, this Agreement, the Guaranty Agreement, the Pledge and Security Agreement, any Joinder Agreement, the Collateral Assignments, any promissory notes issued pursuant to Section 2.10(b), the Fee Letters, the Perfection Certificate, and any other agreements, instruments, certificates, reports or other documents entered into in connection herewith.

“Loan Party” means Borrower and each Guarantor.

“Lodi Assets” means the assets comprising the alternative treatment center located at 200 Route 17 South, Lodi, NJ 07644, which provides medical and adult-use cannabis products, cannabis support and services, cannabis accessories, and the sale of other non-cannabis products to individuals over the age of 21 and medical marijuana patients in the state of New Jersey.

“Lodi and Maplewood Transaction” means the series of transactions in which TerrAscend NJ LLC, a New Jersey corporation contributes its interest in the Lodi Assets and the Maplewood Assets to Newco.

“Make-Whole Amount” means as of the date of the applicable prepayment, an amount equal to the excess of (i) the present value at the prepayment date, refinancing date or acceleration date of

(1) the principal amount of such Loans on the No Call Expiration Date, plus (2) all required remaining scheduled interest payments due on such Loans from such prepayment date, refinancing date or acceleration date through the No Call Expiration Date, assuming that the rate of interest will be equal to the rate of interest in effect on the date of notice of prepayment, refinancing or acceleration, other than accrued but unpaid interest to such prepayment, refinancing or acceleration date, computed using a discount rate equal to the Treasury Rate plus 50 basis points per annum discounted on a semi-annual bond equivalent basis, plus (3) the Prepayment Premium payable as if such prepayment, refinancing or acceleration occurred on the day immediately following the No Call Expiration Date, over (ii) the outstanding principal amount of such Loan as at the applicable date.

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“Maplewood Assets” means the assets comprising the alternative treatment center located at 1865 Springfield Ave, Maplewood, NJ 07040, which provides medical and adult-use cannabis products, cannabis support and services, cannabis accessories, and the sale of other non-cannabis products to individuals over the age of 21 and medical marijuana patients in the state of New Jersey.

“Margin Stock” means margin stock within the meaning of Regulations T, U and X.

“Marijuana” means “marihuana” as defined in the Controlled Substances Act, its consituents and any compound, mixture, preparation, substance or product derived therefrom.

“Marijuana Activities” means those activities that include, but are not limited to, (a) the acquisition, cultivation, manufacture, extraction, testing, inspection, possession, sale (at retail or wholesale), dispensing, donation, distribution, transportation, packaging, labeling, warning, instructing about, monitoring, reporting or disposing of Marijuana and (b) activities by which a Person receives, holds, transfers (in exchange for any form of value, by gift or otherwise), deposits or distributes monetary proceeds from the sale of Marijuana.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; or (b) a material adverse effect on (i) the ability of the Borrower or either of the Parent Guarantors to perform its Obligations, (ii) the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party, (iii) the rights, remedies and benefits available to, or conferred upon, the Agent or any Lender under any Loan Documents or (iv) the validity, perfection or priority of a Lien in favor of Agent for the benefit of the Lenders on a material portion of the Collateral.

“Material License” means any license, permit, approval, entitlement, consent, agreement or similar permission from a Governmental Authority that is required for Borrower or any of its Subsidiaries to conduct Marijuana Activities (for which it is actually conducting such Marijuana Activities) in a specific state, territory, geographic region, and/or local jurisdiction. For purposes of this definition only, neither the

U.S. Federal government nor any agency thereof shall constitute a Governmental Authority.

“Material Real Property” means any parcel or related parcels of real property with a fair market value in excess of $2,500,000; provided that, notwithstanding the foregoing or anything to the contrary in the Loan Documents, the Fulton Property shall not be considered “Material Real Property” for the purposes of the Loan Documents or any other purpose.

“Material Real Property Requirement” means, with respect to any Material Real Property owned by the Borrower or any of its Subsidiaries, the requirement that (a) the Borrower or applicable Subsidiary Guarantor execute and deliver to the Agent a mortgage in form and substance reasonably acceptable to the Agent, (b) the Borrower or the applicable Subsidiary Guarantor deliver a mortgagee title policy (or binding pro forma therefor) covering Agent’s interest under the applicable mortgage, in form and amount and by a title insurer reasonably acceptable to the Agent, and such title policy shall include endorsements as reasonably requested by Agent and to be fully paid and subject to no other conditions on such effective date, (c) such assignments of leases, estoppel letters, attornment agreements, consents, waivers and releases as Agent may reasonably require with respect to other Persons having an interest in the such Material Real Property, (d) unless Agent otherwise agrees, either (i) a current, as-built survey of the Material Real Property, meeting the 2016 minimum standard detail requirements for ALTA/ACSM land title surveys, including, but not limited to, (w) a metes-and-bounds property description, (x) a flood plain certification, (y) certification by a licensed surveyor reasonably acceptable to Agent and (z) any other optional table A items as reasonably requested by Agent or (ii) existing surveys with respect to a particular

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piece of Material Real Property that are in the possession of the Borrower or the applicable Subsidiary accompanied by a no-change survey affidavit, or similar document, in form and substance sufficient for a title insurer to issue any applicable survey related endorsement coverage as reasonably requested by Agent; and (e) flood zone determinations and, if the Material Real Property is within a special flood hazard area, an acknowledged borrower notice, and flood insurance in compliance (including as to amount) with all applicable flood insurance Laws and in a commercially reasonable amount, with endorsements and by an insurer reasonably acceptable to Agent.

“Maturity Date” means December 18, 2024 subject to extension in accordance with Section 2.16 (except that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day).

“Maximum Rate” has the meaning specified in Section 9.14.

“Mississauga Disposal” shall mean the Disposition by the Canadian Parent of the building located at 3610 Mavis Road, Mississauga, Ontario, Canada.

“Mississauga Property” means the building located at 3610 Mavis Road, Mississauga, Ontario, Canada.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, during the preceding five plan years has made or been obligated to make contributions, or has any liability.

“Multiple Employer Plan” means a Plan with respect to which the Borrower or any ERISA Affiliate is a contributing sponsor, and that has two or more contributing sponsors at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” shall mean with respect to any Disposition or Casualty Event, the proceeds consisting of cash and Cash Equivalents, net of (i) selling expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar taxes and the Borrower’s good faith estimate of income taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with Applicable Accounting Principles, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Disposition (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); provided that that any non-cash consideration received in connection with any transaction, which is subsequently converted to cash or Cash Equivalents, shall become Net Cash Proceeds only at such time as it is so converted; provided further that if (x) subject to no Event of Default having occurred and be continuing, the Borrower notifies the Agent within ten Business Days of receiving such Net Cash Proceeds that it intends to reinvest such proceeds in assets of a kind used or usable in the business of the Borrower and its Subsidiaries reinvests such proceeds in assets of a kind used or usable in the business of the Borrower and its Subsidiaries and (y) either (I) the Borrower consummates any such reinvestment within 180 days of receipt of such proceeds or (II) if the Borrower or applicable Subsidiary enters into a contractual obligation to reinvest such Net Cash Proceeds within 180 days following receipt thereof, within 365 days following receipt thereof, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 180-day period (or 365 day period, if applicable), at which time such proceeds shall be deemed to be Net Cash Proceeds.

“Net Sale Proceeds” shall mean, with respect to the Mississauga Disposal, the proceeds consisting of cash and Cash Equivalents, net of (i) selling expenses (including reasonable broker’s fees or

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commissions, legal fees, transfer and similar taxes and the Canadian Parent’s good faith estimate of income taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with Applicable Accounting Principles, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Disposal (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Sale Proceeds); provided that that any non-cash consideration received in connection with any transaction, which is subsequently converted to cash or Cash Equivalents, shall become Net Sale Proceeds only at such time as it is so converted, and (iii) any amount required to repay and satisfy in full any indebtedness or other obligations secured by the Mississauga Property.

“Newco” means APOTHECARIUM DISPENSING LLC, a New Jersey limited liability company, a Subsidiary of the Borrower formed for the purposes of owning the Lodi Assets and the Maplewood Assets.

“No Call Expiration Date” means the date that is the 30 month anniversary of the Closing

Date.

“Non-Extending Lender” has the meaning specified in Section 2.16(b).

“Notice Date” has the meaning specified in Section 2.16(b).

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrower.

“OFAC” has the meaning specified in Section 3.16(a).

“OID” has the meaning specified in Section 2.09(c).

“Organizational Documents” means (a) as to any corporation or unlimited liability company, the charter or certificate or articles of incorporation or amalgamation, as applicable, and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction),

(b) as to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement and (c) as to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any

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other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.15(b)).

“Outstanding Amount” means, with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date.

“Parent Guarantors” means each of the Canadian Parent and the American Parent.

“Participant” has the meaning specified in Section 9.04(d).

“Participant Register” has the meaning specified in Section 9.04(d).

“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is subject to the provisions Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4062 or Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Perfection Certificate” means a certificate, dated as of the date hereof, regarding the property and assets owned by the Loan Parties, in form and substance reasonably acceptable to the Agent, as such certificate may be supplemented from time to time pursuant to the terms of this Agreement and the Pledge and Security Agreement.

“Permitted Acquisition” means the purchase or other acquisition of all or substantially all of the business, a line of business or a business unit (whether by the acquisition of Equity Interests, assets or any combination thereof) of any Person that, upon the consummation thereof, will be a Wholly-Owned Subsidiary (including, without limitation, as a result of a merger, amalgamation or consolidation) and the purchase or other acquisition by the Borrower or any Subsidiary of all or substantially all of the property and assets of any Person (including any Investment which serves to increase the Borrower’s or its Subsidiary’s respective equity ownership in any Subsidiary); provided that, with respect to each purchase or other acquisition made pursuant to SECTION 6.06(g), such purchase or other acquisition shall be approved by the target’s Board of Directors; and provided, further that:

(a)
the Borrower and its Subsidiaries and any such newly created or acquired Subsidiary shall comply with any applicable requirements of SECTION 5.15;
(b)
immediately before and after giving before and after giving effect to such purchase or other acquisition, no Event of Default shall have occurred and be continuing; and

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(c)
with respect to any transaction involving total consideration of more than

$10,000,000, the Borrower shall have provided the Agent (for distribution to the Lenders) at least five Business Days prior to the date of consummation of such transaction (i) a reasonably detailed description of all material information relating thereto and copies of all material documentation (or substantially final drafts of) pertaining to such transaction and (ii) to the extent provided to the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition, available financial statements of the target prepared within the previous twelve (12) month period.

“Permitted Sale and Leaseback Transaction” means the sale by the Borrower of the Fulton Property to a bona fide third party purchaser and thereafter the lease of the Fulton Property by the Borrower or a Subsidiary thereof from such purchaser for use for substantially the same purpose or purposes as the Borrower was using the real property for at the time of the sale.

“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Placement Agent” means Seaport Global Securities LLC.

“Placement Agent Fee Letter” means the letter agreement, dated October 8, 2020, between the Canadian Parent and the Placement Agent.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of the Borrower or any Subsidiary, or any such plan to which the Borrower or any Subsidiary is required to contribute on behalf of any of its employees or with respect to which the Borrower has any liability.

“Platform” means Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system.

“Pledge and Security Agreement” means a Pledge and Security Agreement, in form and substance reasonably satisfactory to the Agent, dated as of the date hereof, made by, the Borrower, each Subsidiary of the Borrower and the American Parent in favor of the Agent for the benefit of the Lenders securing the Obligations, as such Pledge and Security Agreement may be amended, supplemented or modified from time to time.

“Pledged Collateral” has the meaning specified in the Pledge and Security Agreement.

“Preferred Assignee” means any Person that is designated by the Borrower in writing and meets the requirements to be an assignee under Section 9.04(b)(v)(A) and (vi).

“Prepayment Notice” means a notice by the Borrower to prepay Loans, which shall be in such form as the Agent may approve.

“Prepayment Premium” has the meaning specified in Section 2.05(d)(i)(B).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning specified in Section 9.01(e).

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“Purchase Agreement” means that certain Securities Purchase and Exchange Agreement, dated as of August 1, 2019 as amended as of December 27, 2019 and September , 2020 (as further amended, supplemented, restated or otherwise modified from time to time), by and among (i) the Canadian Parent,

(ii) the Borrower, as buyer, (iii) Ilera Holdings LLC, Mera I LLC and Mera II LLC, as sellers (the “Sellers”), and (iv) Osagie Imasogie, as sellers’ agent (the “Sellers’ Agent”).

“Purchase Money Obligation” shall mean, for any person, the obligations of such person in respect of Indebtedness incurred for the purpose of financing all or any part of the purchase price of any fixed or capital assets or the cost of installation, construction or improvement of any fixed or capital assets and any refinancing thereof, provided, however, that such Indebtedness is incurred within one hundred eighty (180) days after the acquisition, installation, construction, repair, replacement, exchange or improvement of such fixed or capital assets by such person.

“Recipient” means (a) the Agent or (b) any Lender, as applicable.

“Register” has the meaning specified in Section 9.04(c).

“Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.

“Required Lenders” means, at any time, Lenders having Loans representing more than 50% of the aggregate Outstanding Amount of Loans of all Lenders at such time; provided that, notwithstanding anything to the contrary contained in this Agreement, the aggregate Outstanding Amount of Loans held by Lenders that are Affiliated Lenders shall be excluded for purposes of making a determination of Required Lenders.

“Requirements of Law” means all Laws (including Environmental Laws), excluding (a) Federal Marijuana Law to the extent its then effective provisions forbid or restrict the conduct of Marijuana Activities and (b) any other U.S. federal law which by extension would be violated solely because a Marijuana Activity violates the then effective provisions of any Federal Marijuana Law.

“Resignation Effective Date” has the meaning specified in Section 8.06(a).

“Responsible Officer” means (a) the chief executive officer, president, executive vice president or a Financial Officer of the Borrower, (b) solely for purposes of the delivery of incumbency

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certificates and certified Organizational Documents and resolutions pursuant to Section 4.01, any vice president, secretary or assistant secretary of the Borrower and (c) solely for purposes of Borrowing Requests, prepayment notices and notices for Commitment terminations or reductions given pursuant to Article II, any other officer or employee of the Borrower so designated from time to time by one of the officers described in clause (a) in a notice to the Agent (together with evidence of the authority and capacity of each such Person to so act in form and substance satisfactory to the Agent). Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to such Person’s shareholders, partners or members (or the equivalent Persons thereof).

“Sanctions” has the meaning specified in Section 3.16(a).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“SEDAR” means the System for Electronic Document Analysis and Retrieval (SEDAR) administered by the Canadian Securities Administrators and available at www.sedar.com.

“Sellers” has the meaning specified in the definition of “Purchase Agreement”.

“Sellers’ Agent” has the meaning specified in the definition of “Purchase Agreement”.

“Seventh Amendment Effective Date” means December 5, 2023.

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Borrower and its Subsidiaries as of such date determined in accordance with Applicable Accounting Principles.

“Sixth Amendment Effective Date” means June 22, 2023.

“Solvency Certificates” has the meaning specified in Section 4.01(i).

“Solvent” means, as to any Person as of any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. In the case of the Canadian Parent, “Solvent” means as of any date of determination, that on such date: (i) its property is sufficient, if disposed of at a fairly conducted sale under legal process, to enable payment of all its obligations, due and accruing due;

(ii) it will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities generally become due; and (iii) it has not ceased paying its current obligations in the ordinary

24

course of business as they generally become due. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Distributions” means dividends, returns of capital or other distributions, in cash, by the Borrower using all or a portion of the proceeds of the Loans that are in excess of the first

$100,000,000 of the Loans, provided that such dividends, returns of capital or other distribution shall not exceed $15,000,000 in the aggregate.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, unlimited liability company, association or joint venture or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time owned or the management of which is controlled, directly, or indirectly through one or more intermediaries, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantor” means (a) each Subsidiary of the Borrower party to the Guaranty Agreement as of the Closing Date and (b) each other Subsidiary of the Borrower that guarantees, pursuant to Section 5.15 or otherwise, all or any part of the Obligations.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and

(b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, as to any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so- called synthetic, off-balance sheet or tax retention lease or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Trade Date” has the meaning specified in Section 9.04(f)(i).

“Treasury Rate” means, with respect to a prepayment prior to the No Call Expiration Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such prepayment date (or, if such Federal Reserve Statistical Release referred to in the previous parenthetical is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such prepayment date to No Call Expiration Date; provided that if the period from such prepayment date to No Call Expiration Date is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a twelve (12) month period) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such prepayment date to the No Call Expiration Date, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

“UCC” shall mean the Uniform Commercial Code in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“United States” and “U.S.” mean the United States of America.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.14(g).

“Wholly-Owned” means, as to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (a) director’s qualifying shares and (b) shares issued to foreign nationals to the extent required by Applicable Law) are owned by such Person and/or by one or more Wholly-Owned Subsidiaries of such Person.

“Withholding Agent” means the Borrower and the Agent.

SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “or” is not exclusive. The word “year” shall refer (i) in the case of a leap year, to a year of three hundred sixty-six (366) days, and (ii) otherwise, to a year of three hundred sixty-five (365) days. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),

26

(b)
any reference herein to any Person shall be construed to include such Person’s successors and assigns,
(c)
the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.Accounting Terms; Changes to GAAP.
(a)
Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall be construed in conformity with GAAP. Financial statements and other information required to be delivered by the Borrower to the Lenders pursuant to Sections 5.01(a) and 5.01(b) shall be prepared in accordance with GAAP as in effect at the time of such preparation.
(b)
Changes in Applicable Accounting Principles. If the Borrower notifies the Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in Applicable Accounting Principles or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in Applicable Accounting Principles or in the application thereof, then such provision shall be interpreted on the basis of Applicable Accounting Principles as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
(c)
Changes to GAAP. The Canadian Parent may elect to report in GAAP in lieu of IFRS for financial reporting purposes and, to the extent such change would affect the computation or interpretation of any financial ratio, basket, requirement or other provision set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Agent and the Borrower shall negotiate in good faith to amend such ratio, basket, requirement or other provision to preserve the original intent in light of such change or the application thereof (subject to the approval of the Required Lenders not to be unreasonably withheld, conditioned or delayed); provided that, until so amended, (i) such ratio, basket, requirement or other provision shall continue to be computed or interpreted in accordance with IFRS or the application thereof prior to such change therein and (ii) the Borrower shall provide to the Agent and the Lenders a written reconciliation in form and substance reasonably satisfactory to the Agent, between calculations of such ratio, basket, requirement or other provision made before and after giving effect to such change thereof.

SECTION 1.04 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II COMMITMENTS AND BORROWINGS

SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein each Initial Lender severally agrees to make a Loan to the Borrower on the Closing Date in an aggregate principal amount equal to such Initial Lender’s Initial Commitment. Subject to the terms and conditions set forth herein

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and in the applicable Joinder Agreement with respect to the applicable Incremental Facility, each Incremental Lender under the applicable Incremental Facility severally agrees to make a Loan to the Borrower on such applicable Incremental Commitment Effective Date in an aggregate principal amount equal to such Incremental Lender’s Incremental Commitment under such Incremental Facility. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed.

SECTION 2.02 Loans and Borrowings.

(a)
Borrowings. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments as listed on Schedule 2.01, so long as no Default or Event of Default exists hereunder.
(b)
Making of Loans. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(c)
Minimum Amounts. Each Borrowing shall be in an aggregate amount of

$5,000,000 or a larger multiple of $100,000.

SECTION 2.03 Borrowing Requests.

(a)
Notice by Borrower. Each Borrowing shall be made upon the Borrower’s irrevocable notice to the Agent. Each such notice shall be in the form of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower, or may be provided telephonically or by electronic communication to the Agent (if promptly confirmed by such a written Borrowing Request consistent with such telephonic or electronic notice) and must be received by the Agent not later than 11:00 a.m. (New York City time) three Business Days prior to the date of the requested Borrowing.
(b)
Content of Borrowing Requests. Each Borrowing Request for a Borrowing pursuant to this Section shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing (which shall be a Business Day), (iii) the location and number of the Borrower’s account to which funds are to be disbursed, and (iv) that no Default or Event of Default then exists hereunder. The Borrower shall provide a copy of each Borrowing Request to the Agent contemporaneously with the delivery thereof to the Lenders.

SECTION 2.04 Funding of Borrowings.

(a)
Funding by Lenders. Each Lender shall make the amount of each Borrowing to be made by it hereunder available to the Agent in immediately available funds at the Agent’s Office not later than 12:00 noon (New York City time) one Business Day prior to any Borrowing. The Agent will make all such funds so received available to the Borrower in like funds, by wire transfer of such funds in accordance with the instructions provided in the applicable Borrowing Request.
(b)
Presumption by Agent. Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with Section 2.04(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day

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from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to such Loans. If the Borrower and such Lender shall pay such interest to the Agent for the same or an overlapping period, the Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Agent.

SECTION 2.05 Prepayments.

(a)
Optional Prepayments. The Borrower may at any time and from time to time prepay any Borrowing in whole or in part without premium or penalty except as set forth in Section 2.05(d)(i), subject to the requirements of this Section.
(b)
Mandatory Prepayments.
(i)
Indebtedness for Borrowed Money. In the event the Borrower or any Subsidiary shall receive proceeds from the issuance or incurrence of Indebtedness for borrowed money (other than any proceeds from issuance of Indebtedness for borrowed money expressly permitted pursuant to Section 6.01 of this Agreement), the Borrower shall, substantially simultaneously with the receipt of such proceeds by the Borrower or such Subsidiary, apply an amount equal to 100% of such proceeds to prepay outstanding Loans on a pro rata basis, pay interest owed pursuant to Section 2.05(e), and to pay any prepayment premium required pursuant to Section 2.05(d)(i).
(ii)
Asset Sales and Casualty Events. Not later than the tenth Business Day following the receipt of Net Cash Proceeds with respect to any Disposition consummated pursuant to Section 6.04(h) or any Casualty Event, the Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Loans on a pro rata basis, pay interest owed pursuant to Section 2.05(e) and, solely with respect to Net Cash Proceeds from a Disposition consummated pursuant to Section 6.04(h), to pay any prepayment premium required pursuant to Section 2.05(d)(ii) below.
(iii)
Change of Control. Not later than the fifth Business Day following the occurrence of a Change of Control, the Borrower shall prepay outstanding Loans on a pro rata basis, pay interest owed pursuant to Section 2.05(e) and pay the prepayment premium required pursuant to Section 2.05(d)(iii) below.
(iv)
On the date of Amendment No. 2 to this Agreement (“Amendment No. 2”), but subject to the execution and effectiveness thereof, the Borrower makes an offer (the “Mandatory Offer”) to all Lenders holding outstanding Loans to prepay $5,000,000 aggregate principal amount of Loans at a prepayment price equal to 103.22% of the principal amount prepaid, plus accrued and unpaid interest to, but excluding, the prepayment date. The Mandatory Offer is made to all Lenders and is open for acceptance by all Lenders for five (5) Business Days following the date of Amendment No. 2 (the “Acceptance Period”). No later than the third (3rd) Business Day following the end of the Acceptance Period, the Borrower shall pay to each Lender that accepted (by confirmation to the Administrative Agent prior to the end of the Acceptance Period) such Mandatory Offer its pro rata share (based on the aggregate principal amount of Loans held by each

29

accepting Lender) of the $5,000,000 aggregate principal amount prepayment, at the prepayment price set forth above.

(v)
No later than June 30, 2023, the Borrower shall prepay an aggregate principal amount of Loans equal to (x) $35,000,000 (the “Scheduled Prepayment Amount”) less

(y) the aggregate principal amount of any prepayments of Loans made on or after the Fourth Amendment Effective Date pursuant to Section 2.05(a) or Section 2.05(vi), on a pro rata basis at a price equal to 103.22% of the principal amount prepaid, plus accrued and unpaid interest to, but excluding, the prepayment date; provided that, to the extent Newco does not become a Loan Party and no Scheduled Prepayment Amount has been paid, in each case, on or prior to April 30, 2023, the Scheduled Prepayment Amount shall be increased to $36,000,000; provided further, that, to the extent that Newco does not become a Loan Party and no Scheduled Prepayment Amount has been paid, in each case, on or prior to May 31, 2023, the Scheduled Prepayment Amount shall be increased to $37,000,000. For the avoidance of doubt, the prepayment premiums required pursuant to Sections 2.05(d)(i) and 2.05(d)(iii) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(v).

(vi)
If the mandatory prepayment required by Section 2.05(b)(v) has not been paid in full, not later than the tenth Business Day following the receipt of Net Sale Proceeds of the Mississauga Disposal, the Borrower shall apply an amount equal to the lesser of (i) 100% of the Net Sale Proceeds received by the Canadian Parent or (ii) the amount that Borrower is obligated to prepay pursuant to Section 2.05(b)(v) above, as applicable, to (x) prepay an amount of outstanding Loans on a pro rata basis at a price equal to 103.22% of the face amount of the principal amount prepaid, and (y) the payment of accrued and unpaid interest to, but excluding, the prepayment date. For the avoidance of doubt (i) the prepayment premiums required pursuant to Sections 2.05(d)(i) and 2.05(d)(iii) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(vi); provided that, such mandatory prepayment shall not be required to be paid to the extent that the Borrower has made all of the prepayments due in accordance with Section 2.05(b)(v), and (ii) it is the intent of the parties that the aggregate amount payable by the Borrower (including prepayment of the principal amount of Loans, and payment of accrued but unpaid interest and any prepayment premium) pursuant to this Section 2.05(b)(vi) shall not be greater than the lesser of (i) the aggregate amount of Net Sale Proceeds received by the Canadian Parent, and

(ii) the amount that Borrower is obligated to prepay pursuant to Section 2.05(b)(v) above.

(vii)
To the extent CRC Approval has not been obtained on or prior to July 31, 2023, then no later than September 30, 2023, the Borrower shall prepay an aggregate principal amount of Loans equal to the sum of (x)(i) to the extent CRC Approval has not been obtained on or prior to July 31, 2023, $500,000, plus (ii) to the extent CRC Approval has not been obtained on or prior to August 31, 2023, $500,000, plus (iii) to the extent CRC Approval has not been obtained on or prior to September 30, 2023, $500,000, less (y) the aggregate principal amount of any prepayments of Loans made after June 30, 2023 pursuant to Section 2.05(a) (the “September 2023 Scheduled Prepayment Amount”), such September 2023 Scheduled Prepayment Amount to be paid on a pro rata basis at a price equal to 103.22% of the principal amount prepaid, plus accrued and unpaid interest to, but excluding, the date of such prepayment. For the avoidance of doubt, the prepayment premiums required pursuant to Sections 2.05(d)(i) and 2.05(d)(iii) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(vii).
(viii)
No later than December 31, 2023, the Borrower shall prepay an aggregate principal amount of Loans equal to $4,800,000. For the avoidance of doubt, the prepayment premiums required pursuant to Section 2.05(d) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(viii).

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(ix)
No later than April 30, 2024, the Borrower shall prepay an aggregate principal amount of Loans equal to $3,200,000. For the avoidance of doubt, the prepayment premiums required pursuant to Section 2.05(d) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(ix).
(x)
If an ICR Period shall exist as demonstrated by the Compliance Certificate delivered for the fiscal quarter ending December 31, 2023, then no later than May 6, 2024, the Borrower shall prepay an aggregate principal amount of Loans equal to the ICR Required Payment Amount. For the avoidance of doubt, the prepayment premiums required pursuant to Section 2.05(d) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(x).
(c)
Notices. Borrower shall provide notice of each prepayment to be made pursuant to this Section 2.05 in the form of a written Prepayment Notice, appropriately completed and signed by a Responsible Officer of the Borrower, or may be given by telephone to the Agent (if promptly confirmed by such a written Prepayment Notice consistent with such telephonic notice) and must be received by the Agent (i) in the case of a prepayment made pursuant to Section 2.05(a), Section 2.05(b)(i) or Section 2.05(b)(v), not later than 11:00 a.m. (New York City time) five Business Days before the date of prepayment, (ii) in the case of a prepayment made pursuant to Section 2.05(b)(ii), Section 2.05(b)(vi), Section 2.05(b)(viii), Section 2.05(b)(ix), or Section 2.05(b)(x), not later than 11:00 a.m. (New York City time) ten Business Days before the date of prepayment and (iii) in the case of a prepayment to be made pursuant to Section 2.05(b)(iii), promptly upon either Parent Guarantor, the Borrower or any of its Subsidiaries obtaining knowledge that such Change of Control has occurred or is reasonably likely to occur within five Business Days. Each Prepayment Notice shall specify (x) the prepayment date and (y) the principal amount of each Borrowing or portion thereof to be prepaid. Each Prepayment Notice shall be irrevocable. Promptly following receipt of any such notice relating to a Borrowing, the Agent shall advise the applicable Lenders of the contents thereof.
(d)
Prepayment Premium.
(i)
Any prepayment made pursuant to Section 2.05(a), (b)(i) or (b)(iii) above or as otherwise set forth in this Agreement:
(A)
on or prior to the No Call Expiration Date, shall be accompanied by a premium, paid to the applicable Lenders on a pro rata basis, in an amount equal to the Make-Whole Amount, or
(B)
after the date that is after the 18 month anniversary of the Closing Date, shall be accompanied by a premium, paid to the applicable Lenders on a pro rata basis, on the principal amount so prepaid in accordance with the table set forth below (the “Prepayment Premium”):

Prepayment Date	Prepayment Premium
after the date that is the thirty (30) month anniversary of the Closing Date but on or prior to the date that is the forty-second (42) month anniversary of the Closing Date	3.22%
Thereafter	0%

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(ii)
Any prepayment made with the Net Cash Proceeds from a Disposition pursuant to Section 2.05(b)(ii) above on any date that is on or prior to the two year anniversary of the Closing Date, shall be accompanied by a premium, paid to the applicable Lenders on a pro rata basis, in an amount equal to 1.00% of the principal amount of Loans being prepaid.
(iii)
Any prepayment pursuant to Section 2.05(b)(iii) above shall be accompanied by a premium, paid to the applicable Lenders on a pro rata basis, in an amount equal to 1.00% of the principal amount of Loans being prepaid.
(e)
Amounts; Application. Each partial prepayment of any Borrowing made pursuant to Section 2.05(a) shall be in an amount that would be permitted in the case of a Borrowing as provided in Section 2.02. Each prepayment shall be applied ratably to the outstanding Loans and to each Lender on a pro rata basis. All prepayments pursuant to Section 2.05(a) and (b) shall be accompanied by interest accrued but unpaid interest up to, but not including, the date of the applicable repayment with respect to the applicable Loans being prepaid, to the extent required by Section 2.08.
(f)
Lender Opt-Out.
(i)
With respect to any prepayment of Loans pursuant to Section 2.05(b)(ii), (iii), (v) and (vi), any Lender, at its option, may elect to decline such prepayment by notifying the Borrower any time on or after the day on which such Lender received notice of such prepayment pursuant to Section 2.05(c) and on or before the day that is five Business Days prior to the day on which such prepayment is to be made. Any amounts declined by a Lender pursuant to this Section 2.05(f)(i) shall be retained by the Borrower or applicable Subsidiary.
(ii)
With respect to any prepayment of Loans pursuant to Section 2.05(b)(viii),

(ix) and (x), any Lender at its option, may elect to decline such prepayment by notifying the Borrower any time on or after the day on which such Lender received notice of such prepayment pursuant to Section 2.05(c) and on or before the day that is five Business Days prior to the day on which such prepayment is to be made. The Borrower shall pay to each Lender that has not declined such prepayment pursuant to this Section 2.05(f)(ii) its pro rata share (based on the aggregate principal amount of Loans held by each accepting Lender) of the applicable aggregate principal amount of such prepayment.

SECTION 2.06 Termination of Commitments. The Initial Commitments shall automatically and permanently terminate on the Closing Date upon the funding of the Loans under the Initial Facility. The Incremental Commitments under such Incremental Facility shall automatically and permanently terminate on the applicable Incremental Commitment Effective Date upon the funding of the Loans under such Incremental Facility.

SECTION 2.07 Repayment of Loans. The Borrower shall repay each Lender on a pro rata basis the aggregate principal amount of all Loans outstanding under the Facility on the Maturity Date.

SECTION 2.08 Interest.

(a)
Interest Rates. Subject to clause (b) of this Section, each Loan shall bear interest at 12.875% per annum.
(b)
Default Interest. If any amount payable by the Borrower under this Agreement or any other Loan Document (including principal of any Loan, interest, fees and other amount) is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a rate per annum equal to the applicable Default Rate. Upon the request of the Required Lenders,

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while any Event of Default exists, the Borrower shall pay interest on the principal amount of all Loans outstanding hereunder at a rate per annum equal to the applicable Default Rate and, for the avoidance of doubt, such Default Rate shall be deemed to have accrued since the occurrence of such Event of Default.

(c)
Payment Dates. Interest on the unpaid principal amount of each Loan shall accrue from the date of such Loan (based on the amount of such Loan in United States dollars determined as of the date that such Loan was funded hereunder) until the Maturity Date at a rate per annum equal at all times to the interest rate pursuant to Section 2.08(a). Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein; provided that (i) interest accrued pursuant to clause (b) of this Section shall be payable on demand and

(ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. All accrued, unpaid interest shall be due and payable in full on the Maturity Date. The payment of interest shall be made to an account held by each Lender and designated by each Lender in writing in not less than five (5) Business Days prior to the date when the interest is due. Interest shall be payable in the lawful currency of the United States.

(d)
Interest Computation. All interest hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

SECTION 2.09 Fees.

(a)
Agent Fees. The Borrower agrees to pay to the Agent for its own account the fees payable in the amounts and at the times agreed pursuant to the Administrative Agency Fee Letter or otherwise in writing between the Borrower and the Agent. Once due, all fees shall be fully earned and shall not be refundable under any circumstances (except to the extent set forth in the Administrative Agency Fee Letter). Acquiom Agency Services LLC (and any successor acting as Agent) and its Affiliates may accept fees and other consideration from the Borrower or any Affiliate of the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.
(b)
Fee Computation. All fees payable under this Section shall be computed on the basis of a year of 360 days and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Agent of a fee hereunder shall be conclusive absent manifest error.
(c)
Original Issue Discount. The Borrower agrees that Initial Loans shall be issued with original issue discount (“OID”) of 1.875% of the amount of all of the Initial Commitments of the Lenders as of the Closing Date (prior to the termination of such Initial Commitments); provided that that all calculations of interest and fees in respect of the Initial Loans shall be calculated on the basis of their full stated principal amount. OID shall be in all respects fully earned as of the Closing Date.

SECTION 2.10 Evidence of Debt.

(a)
Maintenance of Records. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Borrowing made by such Lender. The Agent shall maintain the Register in accordance with Section 9.04(c). The entries made in the records maintained pursuant to this clause (a) shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein. Any failure of any Lender or the Agent to maintain such records or make any entry therein or any error therein shall not in any manner affect the obligations of the Borrower under this Agreement and the other Loan Documents. In the event of any

33

conflict between the records maintained by any Lender and the records maintained by the Agent in such matters, the records of the Agent shall control in the absence of manifest error.

(b)
Promissory Notes. Upon the request of any Lender made through the Agent, the Borrower shall prepare, execute and deliver to such Lender a promissory note of the Borrower payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and a form approved by the Agent, which shall evidence such Lender’s Loan in addition to such records.
(c)
Subject to SECTION 2.14, all payments of monthly interest and principal shall be made by the Borrower to each Lender to the account or at the address of such Lender as specified by Agent, in United States Dollars in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any Taxes or other payments. The amount payable to each Lender and information regarding the account of each Lender shall be provided by Agent to Borrower in a not less than five (5) Business Days prior to the date any such payment is due and payable hereunder.

SECTION 2.11 Payments Generally; Several Obligations of Lenders.

(a)
Payments by Borrower. All payments to be made by the Borrower hereunder and the other Loan Documents shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Subject to SECTION 2.14, all payments of interest and principal shall be made by the Borrower to each Lender to the account or at the address of such Lender as specified by the Agent, in Dollars in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any Taxes or other payments. The amount payable to each Lender and information regarding the account of each Lender shall be provided by the Agent to the Borrower at least five (5) Business Days prior to the date any such payment is due and payable hereunder. If any payment to be made by the Borrower shall fall due on a day that is not a Business Day, payment shall be made on the next succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such next succeeding Business Day would fall after the Maturity Date, payment shall be made on the immediately preceding Business Day. Except as otherwise expressly provided herein, all payments hereunder or under any other Loan Document shall be made in Dollars.
(b)
Application of Insufficient Payments. Subject to Section 7.02, if at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and other amounts then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(c)
Presumptions by Agent. Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.
(d)
Deductions by Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b), 2.12 or 9.03(c), then the Agent may, in its discretion and

34

notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Agent for the account of such Lender for the benefit of the Agent to satisfy such Lender’s obligations to the Agent until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and for application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Agent in its discretion.

(e)
Several Obligations of Lenders. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 9.03(c) are several and not joint. The failure of any Lender to make any Loan or to make any such payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 9.03(c).

SECTION 2.12 Sharing of Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:

(i)
if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)
the provisions of this subclause shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this subclause shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

SECTION 2.13 Increased Costs.

(a)
If any Change in Law shall subject any Recipient to any Taxes (other than

(i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (iii) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto and the result thereof shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other Recipient, as the case may be, such additional

35

amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)
Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)
Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)
Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

SECTION 2.14 Taxes.

36

FATCA.

(a)

37

Defined Terms. For purposes of this Section, the term “Applicable Law” includes

(b)
Payments Free of Taxes. Any and all payments by or on account of any obligation

38

of the any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)
Payment of Other Taxes by Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, any Other Taxes.
(d)
Indemnification by Borrower. The Loan Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by

39

such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)
Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this clause (e).
(f)
Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section, the Loan Party shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.
(g)
Status of Lenders. (i) Any Recipient (including for all purposes of this Section 2.14(g)(i) any Agent) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (g)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)
Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
(A)
any Recipient that is a U.S. Person shall deliver to the Borrower and the Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested

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by the recipient) on or about the date on which such Foreign Lender becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), whichever of the following is applicable:

(1)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of,

U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)
executed copies of IRS Form W-8ECI;
(3)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit B-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or
(4)
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-2 or Exhibit B-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-4 on behalf of each such direct and indirect partner;
(C)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Agent to determine the withholding or deduction required to be made; and
(D)
if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such

41

time or times reasonably requested by the Borrower or the Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so.

(h)
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)
Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 2.15 Mitigation Obligations; Replacement of Lenders.

(a)
Designation of a Different Lending Office. If any Lender requests compensation under Section 2.13, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment

(i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.14, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)
Replacement of Lenders. If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any

42

Governmental Authority for the account of any Lender pursuant to Section 2.14 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with clause (a) of this Section, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.04), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.13 or Section 2.14) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee or Preferred Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i)
the Borrower shall have paid to the Agent the assignment fee (if any) specified in Section 9.04;
(ii)
such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(iii)
in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments thereafter; and
(iv)
such assignment does not conflict with Applicable Law.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.16 Extension of Maturity Date.

(a)
Request for Extension. The Borrower may, by notice to the Agent (who shall promptly notify the Lenders) not earlier than 45 days and not later than 35 days prior to the Maturity Date then in effect hereunder (the “Existing Maturity Date”), request that each Lender extend such the Maturity Date for such Lender’s Loans for an additional 364 days from the Existing Maturity Date.
(b)
Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Agent given not earlier than 30 days prior to the Existing Maturity Date and not later than the date (the “Notice Date”) that is 20 days prior to the Existing Maturity Date, advise the Agent whether or not such Lender agrees to such extension (each Lender that determines to so extend its Maturity Date, an “Extending Lender”; and each Lender that determines not to so extend its Maturity Date, a “Non-Extending Lender”) shall notify the Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.
(c)
Notification by Agent. The Agent shall notify the Borrower of each Lender’s determination under this Section no later than the date 15 days prior to the Existing Maturity Date (or, if such date is not a Business Day, on the next preceding Business Day).
(d)
Additional Lenders. The Borrower shall have the right on or before the Existing Maturity Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees or Preferred Assignee (each, an “Additional Lender”) as provided in Section 9.04 each of which Additional Lenders shall have entered into an Assignment and

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Assumption pursuant to which such Additional Lender shall, effective as of the Existing Maturity Date, assume the Outstanding Amount of Loans of such Non-Extending Lender set forth in such Assignment and Assumption (and, if any such Additional Lender is already a Lender, such Outstanding Amount of Loans so assigned and assumed shall be in addition to the Outstanding Amount of Loans of such Lender hereunder on such date).

(e)
Minimum Extension Requirement. If (and only if) the total Outstanding Amount of Loans of the Lenders that have agreed so to extend their Maturity Date and the Outstanding Amount of Loans of the Additional Lenders shall be more than 50% of the Outstanding Amount of Loans of all Lenders immediately prior to the Existing Maturity Date, then, effective as of the Existing Maturity Date, the Maturity Date of each Extending Lender and of each Additional Lender (but not, or the avoidance of doubt, the Loans of Lenders that are not Extending Lenders or Additional Lenders) shall be extended to the date falling 364 days after the Existing Maturity Date (except that, if such date is not a Business Day, such Maturity Date as so extended shall be the next preceding Business Day) and each Additional Lender shall thereupon become a “Lender” for all purposes of this Agreement.
(f)
Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Maturity Date pursuant to this Section shall not be effective with respect to any Lender unless:
(i)
no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;
(ii)
the representations and warranties contained in this Agreement are true and correct on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and
(iii)
on or before the Maturity Date, (1) the Borrower shall have paid in full the principal of and interest on all of the Loans made by each Non-Extending Lender to the Borrower hereunder and (2) the Borrower shall have paid in full all other amounts owing to such Non- Extending Lender hereunder.
(g)
Amendment; Sharing of Payments. In connection with any extension of the Maturity Date, the Borrower, the Agent and each Extending Lender may make such amendments to this Agreement as the Agent determines to be reasonably necessary to evidence the extension. This Section shall supersede Sections 2.12 and 9.02.

SECTION 2.17 Incremental Commitments.

(a)
Request for Incremental Facility. The Borrower may, by notice to the Agent (who shall promptly notify the Lenders), request the establishment of one or more new term loan commitments (each, an “Incremental Commitment”) pursuant to an Incremental Facility up to an aggregate amount (for all such requests) that, when combined with the amount of the Initial Facility, shall not exceed

$150,000,000; provided that (i) any such request for an Incremental Facility shall be in a minimum amount of the lesser of (x) $5,000,000 (or such lesser amount as may be approved by the Agent) and (y) the entire remaining amount available under this Section and (ii) in lieu of establishing an Incremental Facility, the Borrower may elect to increase the Initial Facility, provided that such increased portion shall be subject to the same terms and conditions of this Section 2.17 as if such increased portion were a separate Incremental Facility.

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(b)
Incremental Lenders. An Incremental Commitment may be provided by any existing Lender or other Person that is an Eligible Assignee (each such existing Lender or other Person that agrees to provide an Incremental Commitment, an “Incremental Lender”); provided that each Incremental Lender shall be subject to the consent (in each case, not to be unreasonably withheld or delayed) of the Agent. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to agree to provide an Incremental Commitment pursuant to this Section and any election to do so shall be in the sole discretion of such Lender.
(c)
Terms of Incremental Commitments. The Agent and the Borrower shall determine the effective date for such Incremental Facility pursuant to this Section (an “Incremental Commitment Effective Date”) and, if applicable, the final allocation of such Incremental Commitments among the Persons providing such Incremental Facility; provided that such date shall be a Business Day at least ten Business Days after delivery of the request for such Incremental Facility (unless otherwise approved by the Agent) and at least 30 days prior to the Maturity Date then in effect. Each Incremental Facility shall have the same terms (including, without limitation, Sections 2.05, 2.07 and 2.08) and conditions as the Initial Facility, other than (i) those terms and conditions set forth in this Section 2.17 that differ from those terms and conditions applicable to the Initial Facility and (ii) that Incremental Facilities shall be subject to original issue discount and/or upfront fees as agreed among the Borrower and the Persons providing such Incremental Facilities and such original issue discounts and/or upfront fees shall not be required to be the same as the OID applicable to the Initial Loans.

In order to effect such Incremental Facility, the Borrower, the applicable Incremental Lender(s) and the Agent (but no other Lenders or Persons) shall enter into one or more Joinder Agreements, each in form and substance satisfactory to the Borrower and the Agent, pursuant to which the applicable Incremental Lender(s) will provide the Incremental Commitment(s).

Effective as of the applicable Incremental Commitment Effective Date, subject to the terms and conditions set forth in this Section, each Incremental Commitment shall be a Commitment and Schedule

2.01 shall be updated accordingly to reflect such Incremental Commitment, each Incremental Lender providing such Incremental Commitment shall be, and have all the rights of, a Lender, and the Loans made by it on such Incremental Commitment Effective Date pursuant to clause (e) of this Section shall be Loans, for all purposes of this Agreement.

(d)
Conditions to Effectiveness. Notwithstanding the foregoing, the Incremental Commitments pursuant to this Section shall not be effective with respect to any Incremental Lender unless:
(i)
no Default or Event of Default shall have occurred and be continuing on the Incremental Commitment Effective Date and after giving effect to the Borrowings under the Incremental Facility to be made on the Incremental Commitment Effective Date;
(ii)
the representations and warranties contained in this Agreement are true and correct on and as of the Incremental Commitment Effective Date and after giving effect to such Incremental Facility, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(iii)
the Agent shall have received one or more Joinder Agreements contemplated above, providing for Incremental Commitments in the amount of such Incremental Facility; and
(iv)
the Agent shall have received such legal opinions and other documents reasonably requested by the Agent in connection therewith.

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As of such Incremental Commitment Effective Date, upon the Agent’s receipt of the documents required by this clause (d), the Agent shall record the information contained in the applicable Joinder Agreement(s) in the Register and give prompt notice of the Incremental Commitments to the Borrower and the Lenders (including each Incremental Lender).

SECTION 2.18 Payment Protocols. The Agent shall, with one Business Day of any request by Borrower, whether in connection with a payment, prepayment or otherwise, furnish to the Borrower a true and complete copy of the Register. The Borrower shall be entitled to rely upon, and shall not incur any liability for relying upon, the Register in connection with any payment or prepayment or otherwise.

ARTICLE III REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Agent and the Lenders that:

SECTION 3.01 Existence, Qualification and Power. The Borrower and each Subsidiary

(a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except, in each case referred to in clause (a) (other than with respect to the Borrower), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.02 Authorization; No Contravention. The execution, delivery and performance by the Borrower of each Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of its Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (c) violate any Requirements of Law.

SECTION 3.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement or any other Loan Document, except for (a) filings and recordings with respect to the Collateral to be made as of the Closing Date and (b) such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect.

SECTION 3.04 Execution and Delivery; Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

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SECTION 3.05 Financial Statements; No Material Adverse Effect.

(a)
Financial Statements. (i) The Canadian Parent Financial Statements were prepared in accordance with IFRS consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and fairly present in all material respects the financial condition of the Canadian Parent and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with IFRS consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. (ii) The Borrower Financial Statements were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.
(b)
No Material Adverse Change. Since December 31, 2019, there has been no event or circumstance that, either individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

SECTION 3.06 Litigation. There are no actions, suits, proceedings, claims, disputes or investigations pending or, to the knowledge of the Borrower, threatened, at Law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any Subsidiary or against any of their properties or revenues that (a) except as specifically disclosed in Schedule 3.06, either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (b) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby. There has been no change in the status, or financial effect on the Borrower or any Subsidiary, of the matters disclosed in Schedule 3.06 that, either individually or in the aggregate, has increased or could reasonably be expected to increase the likelihood that such matter(s) could have a Material Adverse Effect.

SECTION 3.07 No Default. Neither the Borrower nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

SECTION 3.08 Property.

(a)
Ownership of Properties. Each of the Borrower and its Subsidiaries has good record and marketable title to, license to use, or valid leasehold interests in, or easements or other limited property interests in, as applicable, all property necessary or used in the ordinary conduct of its business, free and clear of all Liens, other than Liens permitted by Section 6.02, except to the extent a failure to have such good record and marketable title to, license to use, or valid leasehold interests in, or easements or other limited property interests in, as applicable, could not reasonably be expected to have a Material Adverse Effect.
(b)
Intellectual Property. Each of the Borrower and its Subsidiaries owns, licenses or possesses the right to use all Intellectual Property rights that are reasonably necessary for the operation of their respective businesses, as currently conducted, and the use thereof by the Borrower and its Subsidiaries does not conflict with the rights of any Person, except to the extent that such failure to own, license or possess or such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, no Person is infringing or violating any such Intellectual Property rights owned by the Borrower or any of its Subsidiaries, except to the extent that such infringements and violations, either individually or in the aggregate, could not reasonably be expected to

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have a Material Adverse Effect. The conduct of the business of the Borrower or any Subsidiary as currently conducted or as contemplated to be conducted does not infringe upon, or violate any rights held by any Person, except to the extent that such infringements and violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened that could reasonably be expected to have a Material Adverse Effect.

(c)
Material Licenses. Set forth on Schedule 3.08 is a complete and accurate list, as of the Closing Date, of all Material Licenses of the Borrower and each of its Subsidiaries, showing the parties and subject matter, and the remaining term thereof. Each of the Borrower and its Subsidiaries is in compliance in all material respects with each Material License and no investigation or proceeding is pending or, to the knowledge of the Loan Party, threatened in writing, that would reasonably be expected to result in the suspension, revocation or non-renewal of any such Material License.
(d)
Purchase Agreement. The Borrower is in compliance with the terms of the Purchase Agreement and no litigation or proceeding is pending or, to the knowledge of the Borrower, threatened in writing, against the Borrower for any breach of violation by the Borrower of the terms of the Purchase Agreement.

SECTION 3.09 Taxes. The Borrower and its Subsidiaries have filed all federal, state, provincial, territorial and other tax returns and reports required to be filed, and have paid all federal, state, provincial, territorial and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with IFRS, (b) Taxes that are being paid in accordance with the 2023 IRS Payment Plan, or (c) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.10 Disclosure. (a) The Borrower has disclosed to the Agent and the Lenders all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of the Borrower to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).

(b) The information included in the Beneficial Ownership Certification is true and correct in all respects.

SECTION 3.11 Compliance with Laws, Etc. Each of the Borrower and its Subsidiaries is in compliance with all Requirements of Law and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (i) such Requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to so comply, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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SECTION 3.12 ERISA Compliance.

(a)
Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws.
(b)
There are no pending or, to the knowledge of the Borrower, threatened or contemplated claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(c)
No ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(d)
Except as could not reasonably be expected to have a Material Adverse Effect, the present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Pension Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by a material amount. As of the most recent valuation date for each Multiemployer Plan, the potential liability of the Borrower or any ERISA Affiliate for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, could not reasonably be expected to have an adverse effect.
(e)
To the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable Requirements of Law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure so to comply could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. Except as could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. Except as could not reasonably be expected to have a Material Adverse Effect, the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of the Borrower or Subsidiary, as applicable, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued.

SECTION 3.13 Environmental Matters. Except with respect to any matters that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any Subsidiary (a) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (b) knows of any basis for any permit, license or other approval required under any Environmental Law to be revoked, canceled, limited, terminated, modified, appealed or otherwise challenged, (c) has or could reasonably be expected to become subject to any Environmental Liability, (d) is aware of or has received notice of any claim, suit, complaint, proceeding, investigation or inquiry with respect to any Environmental Liability (and no such claim, suit, complaint, proceeding, investigation or inquiry is pending or, to the knowledge of the Borrower, is threatened or contemplated) or (e) knows of any facts, events or circumstances that could give rise to any basis for any Environmental Liability of the Borrower or any Subsidiary.

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SECTION 3.14 Margin Regulations. Neither the Borrower nor any of its Subsidiaries is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be Margin Stock.

SECTION 3.15 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.16 Sanctions; Anti-Money Laundering; Anti-Corruption.

(a)
None of the Borrower, any of its Subsidiaries or any director, officer, employee, agent, or affiliate of the Borrower or any of its Subsidiaries is an individual or entity (“person”) that is, or is owned or controlled by persons that are: (i) the target of any sanctions administered or enforced by the United States (including without limitation the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and the U.S. Departments of State or Commerce), the United Nations Security Council, the European Union and member states thereof, the United Kingdom (including without limitation Her Majesty’s Treasury), the government of Canada, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in or operating from a country or territory that is the target of Sanctions (including the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria).
(b)
The Borrower, its Subsidiaries and their respective directors, officers and employees and, to the knowledge of the Borrower, the agents of the Borrower and its Subsidiaries, are and have been in compliance with all Sanctions, Anti-Money Laundering Laws, and with Anti-Corruption Laws. The Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with Sanctions, Anti-Money Laundering Laws, and Anti-Corruption Laws. There are no pending or, to the knowledge of the Borrower, threatened claims, actions, suits, inquiries, investigations, or proceedings involving the Borrower, its Subsidiaries, or their respective directors, officers, and employees with respect to any Sanctions, Anti-Money Laundering Laws, or Anti-Corruption Laws.

SECTION 3.17 Solvency. The Borrower and its Subsidiaries on a consolidated basis are, before and immediately upon giving effect to the incurrence of the Loans hereunder, Solvent.

SECTION 3.18 Collateral Documents.

(a)
The Pledge and Security Agreement and Collateral Assignments, upon execution and delivery thereof by the parties thereto, will, under the governing law thereof, create in favor of the Agent for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein to the extent intended to be created thereby.
(b)
(i) when UCC financing statements in the appropriate form are filed in respect of the applicable Loan Parties in the offices of secretaries of state of those states specified in paragraph 1(a) of the Perfection Certificate, to the extent perfection can be obtained by filing UCC financing statements, the Agent (for the benefit of the Lenders) shall have a fully perfected Lien on, and security interest in all right, title and interest of the relevant Loan Parties in the Collateral described therein (including, in the case of Intellectual Property, all state trademark registrations, common law trademarks and any applications for the registration of any of the foregoing, but excluding the Collateral described in the following clauses (ii) through (iv)) and, subject to Section 9-315 of the UCC, the proceeds thereof, as security for the Obligations, prior and superior in right to any other person (except for Liens permitted under Section 6.02), (ii) in the

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case of the Pledged Collateral, when the original stock certificates representing the Pledged Collateral are delivered to the Agent and UCC financing statements in the appropriate form are filed in respect of the applicable Loan Parties in the offices of secretaries of state of those states specified in paragraph 1(a) of the Perfection Certificate, to the extent perfection can be obtained by the deposit of the original stock certificates and the filing of UCC financing statements, the Agent (for the benefit of the Lenders) shall have a fully perfected Lien on, and security interest in all right, title and interest of the relevant Loan Parties in such Pledged Collateral and, subject to Section 9-315 of the UCC, the proceeds thereof, as security for the Obligations, prior and superior in right to any other person (except for Liens permitted under Section 6.02),

(iii) in the case of any deposit or securities accounts included in the Collateral (which, for the avoidance of doubt, excludes Excluded Accounts), to the extent perfection can be obtained by entering into a Control Agreement, when a Control Agreement is entered into with respect to such deposit or securities accounts, the Agent (for the benefit of the Lenders) shall have a fully perfected Lien on, and security interest in all right, title and interest of the applicable Loan Parties in such deposit or securities accounts, as applicable, as security for the Obligations, prior and superior in right to any other person (except for Liens permitted under Section 6.02) and (iv) in the case of United States patent, United States copyright, and United States federal trademark registrations, and applications for the issuance or registration of any of the foregoing upon the recordation of a short-form security agreement in form and substance reasonably satisfactory to the Agent with the United States Patent and Trademark Office, or the United States Copyright Office, as applicable, together with the filing of UCC financing statements (together with any schedules the Agent requests that the Borrower includes to itemize such Intellectual Property included as Collateral) in the appropriate form in respect of the applicable Loan Parties in the offices of secretaries of state of those states specified in paragraph 1(a) of the Perfection Certificate, the Agent (for the benefit of the Lenders) shall have a fully perfected Lien on, and security interest in all right, title and interest of the applicable Loan Parties organized in the United States in such Intellectual Property in which a security interest may be perfected by such filing in the United States, in each case, prior and superior in right to any other Person (except for Liens permitted under Section 6.02 that have priority as a matter of law) (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, may be necessary to perfect a Lien on patents, patent applications, and trademark and copyright registrations and applications for registration acquired, obtained or initiated by, or granted to, the Loan Parties after the date hereof).

ARTICLE IV CONDITIONS

SECTION 4.01 Closing Date. The obligation of each Lender to make Borrowings hereunder is subject to the satisfaction (or waiver in accordance with Section 9.02) of the following conditions (and, in the case of each document specified in this Section to be received by the Agent, such document shall be in form and substance satisfactory to the Agent and each Lender):

(a)
Executed Counterparts. The Agent shall have received (i) from each party hereto a counterpart of this Agreement signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement), (ii) from each party to the Guaranty Agreement a counterpart of the Guaranty Agreement signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to the Guaranty Agreement) that such party has signed a counterpart of the Guaranty Agreement), (iii) from each party to the Pledge and Security Agreement a counterpart of the Pledge and Security Agreement signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to the Pledge and Security Agreement) that such party has signed a counterpart of the Pledge and Security

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Agreement), and (iv) from each party to the Notice of Assignment (as defined in the Pledge and Security Agreement) pertaining to the Purchase Agreement, a counterpart of such Notice of Assignment signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such Notice of Assignment) that such party has signed a counterpart of such Notice of Assignment).

(b)
Certificates. The Agent shall have received a certificate of a Responsible Officer of each Loan Party (or other person duly authorized by the constituent documents of such Loan Party) dated the Closing Date and certifying:
(i)
that attached thereto is a true and complete copy of the Organizational Documents of such Loan Party as in effect on the Closing Date;
(ii)
that attached thereto is a true and complete copy of resolutions (or equivalent authorizing actions) duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date; and
(iii)
as to the incumbency and specimen signature of each officer or other duly authorized person executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party;
(c)
Good Standing Certificates. The Agent shall have received a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of the relevant jurisdiction) of each Loan Party as of a recent date from the applicable Governmental Authority (or other similar official or registry).
(d)
Opinion of Counsel to Borrower. The Agent shall have received (i) an opinion of Norton Rose Fulbright US LLP, counsel to the Loan Parties, as it pertains to matters of New York and Delaware law, (ii) an opinion of Saul Ewing Arnstein & Lehr LLP, counsel to the Borrower and its Subsidiaries as it pertains to Pennsylvania law, and (iii) Norton Rose Fulbright Canada LLP, counsel to the Canadian Parent as it pertains to matters of Ontario law, in each case, addressed to the Agent and the Lenders and dated the Closing Date, in form and substance satisfactory to the Agent (and the Borrower hereby instructs such counsel to deliver such opinion to such Persons).
(e)
Collateral Matters. The Agent shall have received:
(i)
the Perfection Certificate signed on behalf of the Borrower (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to the Perfection Certificate) that such party has signed a counterpart of the Perfection Certificate) dated as of the Closing Date,
(ii)
in respect of the Borrower and each of its Subsidiaries, the results of searches for any UCC financing statements, tax Liens or judgment Liens, as applicable, filed against the Borrower, its Subsidiaries or their respective property, which results shall not show any such Liens (other than Liens permitted pursuant to Section 6.02),
(iii)
evidence reasonably satisfactory to the Agent that arrangements are in place for the filing of financing statements in respect of each Loan Party (other than the Canadian Parent) on Form UCC 1 in each of the offices of secretaries of state of those states specified in paragraph 1(a) of the Perfection Certificate,

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(iv)
evidence reasonably satisfactory to the Agent that arrangements are in place for all original stock certificates representing all of the Equity Interests required to be pledged pursuant to the Pledge and Security Agreement, accompanied by undated stock transfer powers or other proper instruments of transfer reasonably acceptable to the Agent executed in blank, to be delivered to the Agent,
(v)
evidence reasonably satisfactory to the Agent that arrangements are in place for all original promissory notes and other instruments required to be pledged pursuant to the Pledge and Security Agreement, accompanied by note transfer powers or other proper instruments of transfer reasonably acceptable to the Agent executed in blank, to be delivered to the Agent, and
(vi)
a certificate of a Responsible Officer of the Borrower certifying that attached thereto are true, complete and correct copies of (A) each Material License as in effect on the Closing Date and (B) the Purchase Agreement.
(f)
KYC Information.
(i)
Upon the reasonable request of any Lender made at least five days prior to the Closing Date, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money- laundering rules and regulations, including the PATRIOT Act, in each case at least three days prior to the Closing Date.
(ii)
At least five days prior to the Closing Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification.
(g)
Fees and Expenses. The Borrower shall have paid all fees, costs and expenses (including legal fees and expenses) agreed in writing to be paid by it to the Agent and the Lenders in connection herewith (including pursuant to the Fee Letters) to the extent due (and, in the case of expenses (including legal fees and expenses), to the extent that statements for such expenses shall have been delivered to the Borrower at least three days prior to the Closing Date).
(h)
Officer’s Certificate. The Agent shall have received a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in this Section and compliance with the conditions set forth in clauses (b) and (c) of the first sentence of Section 4.02.
(i)
Solvency Certificates. The Agent shall have received, from each of the Borrower, the American Parent and the Canadian Parent, a certificate, substantially in the form of Exhibit C, executed by a Financial Officer of each of the Borrower, the American Parent and the Canadian Parent, in each case, certifying that such Person and its Subsidiaries are (after giving effect to the Loans made on the Closing Date), on a consolidated basis, Solvent (collectively, the “Solvency Certificates”).

Without limiting the generality of Section 8.03(c), for purposes of determining satisfaction of the conditions specified in this Section, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

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The Agent shall notify the Borrower and the Lenders of the Closing Date, and such notice shall be conclusive and binding.

SECTION 4.02 Conditions to All Borrowings. The obligation of each Lender to make a Borrowing (including its initial Borrowing and any Borrowing under an Incremental Facility) is additionally subject to the satisfaction of the following conditions:

(a)
the Agent shall have received a written Borrowing Request in accordance with the requirements hereof;
(b)
the representations and warranties of the Borrower set forth in this Agreement and in any other Loan Document shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date of such Borrowing (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date); and
(c)
no Default shall have occurred and be continuing or would result from such Borrowing or from the application of proceeds thereof.

Each Borrowing Request by the Borrower hereunder and each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on and as of the date of the applicable Borrowing as to the matters specified in clauses (b) and (c) above in this Section 4.02.

ARTICLE V AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and all Obligations shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

SECTION 5.01 Financial Statements. The Borrower will furnish to the Agent and each

Lender:

(a)
as soon as available, and in any event within 120 days after the end of each fiscal year of the Canadian Parent, (i) a consolidated balance sheet of the Canadian Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited and accompanied by a report and opinion of independent public accountants, which report and opinion shall be prepared in accordance with generally accepted auditing standards to the effect that such consolidated financial statements present fairly in all material respects the financial condition, results of operations, Shareholders’ Equity and cash flows of the Canadian Parent and its Subsidiaries on a consolidated basis in accordance with IFRS consistently applied and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, in each case, prepared in cooperation by the management of the Borrower and an independent public accountant, and in a form substantially consistent with the financials of the Canadian Parent, certified by a Financial Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

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(b)
as soon as available, but in any event within 60 days after the end of the first three fiscal quarters of each fiscal year of the Canadian Parent (commencing with the fiscal quarter ending March 31, 2021) (i) a consolidated balance sheet of the Canadian Parent and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal quarter and for the portion of the Canadian Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, in each case, setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, and in a form substantially consistent with the financials of the Canadian Parent, certified by a Financial Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Canadian Parent and its Subsidiaries and the Borrower and its Subsidiaries, as applicable, on a consolidated basis in accordance with IFRS or GAAP, as applicable, consistently applied, subject only to normal year-end audit adjustments and the absence of notes; and
(c)
as soon as available, but in any event at least 60 days (120 days in respect of the annual management budget for the 2022 fiscal year) after the end of each fiscal year of the Borrower, annual management budgets prepared by management of the Borrower and a summary of material assumptions used to prepare such management budgets.

SECTION 5.02 Certificates; Other Information. The Borrower will deliver to the Agent and each Lender:

(a)
concurrently with the delivery of the financial statements referred to in Sections 5.01(a) and (b), a duly completed certificate in the form of Exhibit D signed by a Responsible Officer of the Borrower (each, a “Compliance Certificate”) (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12, and (iii) providing supplemental information pertaining to Collateral and property of the Loan Parties as required pursuant to Section 5.15(c);
(b)
promptly after the same are publicly available, copies of each annual report, proxy or financial statement or other report or communication sent to the shareholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements that any Loan Party may file or be required to file with the SEC or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, and not otherwise required to be delivered pursuant hereto;
(c)
promptly after receipt thereof by any Loan Party, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of the Borrower or any Subsidiary thereof;
(d)
promptly following request therefor, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party, or any audit of any of them as the Agent or any Lender (through the Agent) may from time to time reasonably request; and

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(e)
promptly following any request therefor, (i) such other information regarding the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of any Loan Party, or compliance with the terms of the Loan Documents, as the Agent or any Lender (through the Agent) may from time to time reasonably request, including without limitation, but subject to security controls, available backup information regarding the location of any cash included in any measurement of Liquidity; or (ii) information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other Anti-Money Laundering Laws.

Documents required to be delivered pursuant to Section 5.01(a) or (b) or Section 5.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR) or SEDAR; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third- party website or whether sponsored by the Agent); provided that: (A) upon written request by the Agent, the Borrower shall deliver paper copies of such documents to the Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender and (B) the Borrower shall notify the Agent and each Lender (by electronic mail) of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents.

SECTION 5.03 Quarterly Lender Calls. Borrower and the Canadian Parent shall participate in conference calls for Lenders to discuss financial and other information regarding the Borrower and its Subsidiaries and their business, at times mutually agreed by the Agent and the Borrower, each acting reasonably; provided that such calls shall be limited once per quarter and shall be held within ten Business Days following the earlier of (a) the delivery of the Compliance Certificate pursuant to Section 5.02(a) or (b) the date on which a Compliance Certificate was required to be delivered pursuant to Section 5.02(a) or (b).

SECTION 5.04 Notices. The Borrower shall promptly notify the Agent and each Lender of:

(a)
the occurrence of any Default;
(b)
the filing or commencement of any action, suit, investigation, inquiry, claim or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof, including pursuant to any applicable Environmental Laws, that could reasonably be expected to be adversely determined, and, if so determined, could reasonably be expected to have a Material Adverse Effect;
(c)
the occurrence of any ERISA Event that, either individually or together with any other ERISA Events, could reasonably be expected to have a Material Adverse Effect;
(d)
notice of any action, suit, investigation, inquiry, claim or proceeding arising under any Environmental Law or of any noncompliance by the Borrower or any Subsidiary with any Environmental Law or any permit, approval, license or other authorization required thereunder that, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

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(e)
any material change in accounting or financial reporting practices by the Borrower or any Subsidiary;
(f)
any matter or development that has had or could reasonably be expected to have a Material Adverse Effect;
(g)
any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification; and
(h)
(i) any material breach or default by the Borrower or any of its Subsidiaries under a Material License or the Purchase Agreement or (ii) any dispute, claim, legal action, arbitration or other proceeding that is pending or has been threatened in writing, involving or affecting the validity, renewal or compliance with a Material License or compliance by the Borrower with the terms of the Purchase Agreement.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the occurrence requiring such notice and stating what action the Borrower has taken and proposes to take with respect thereto.

SECTION 5.05 Preservation of Existence, Etc. The Borrower will, and will cause each of its Subsidiaries to, (a) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 6.03 or 6.04; (b) take all reasonable action to maintain all rights, licenses (including the Material Licenses), permits, privileges and franchises necessary or desirable in the normal conduct of its business, except other than in the case of Material Licenses to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve and renew all of its registered Intellectual Property rights, and protect all of its unregistered Intellectual Property rights, used in the operation of its business, the non-preservation, non- renewal or non-protection of which could reasonably be expected to have a Material Adverse Effect.Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition (ordinary wear and tear excepted) and (b) make all necessary repairs thereto and renewals and replacements thereof, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.07 Maintenance of Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self- insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and its Subsidiaries) as are customarily carried under similar circumstances by such Persons. If any portion of any Material Real Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then, to the extent required by Applicable Laws, the Borrower shall, or shall cause the applicable Subsidiary to, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance sufficient to comply with all applicable rules and regulations promulgated pursuant to any applicable flood insurance Laws and (ii) deliver to the Agent and the Lenders as requested evidence of such compliance in such form, on such terms and in such amounts acceptable to the Agent and the Lenders. Any such insurance shall name the Agent as additional insured or loss payee, as applicable.

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SECTION 5.08 Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities, including Tax liabilities, except (a) obligations and liabilities, including Tax liabilities that are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary, (b) Tax liabilities that are being paid in accordance with the 2023 IRS Payment Plan, or (c) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.09 Compliance with Laws. The Borrower will, and will cause each of its

Subsidiaries to:

(a)
comply with all Requirements of Law and all orders, writs, injunctions and decrees applicable to it or to its business or property, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; and
(b)
(i) take all reasonable measures within its control to conduct its business in a way that prevents the distribution of Marijuana to minors, (ii) prevent revenue from the sale of Marijuana going to criminal enterprises, gangs, cartels or any other illegal organization, activity, or conspiracy, (iii) prevent unlawful diversion of Marijuana from any Legalized Marijuana State to any other U.S. state (including any other Legalized Marijuana State), (iv) prevent Marijuana Activities from being used as a cover or pretext for the trafficking of other drugs or other illegal activity, and (v) prevent drugged driving and the exacerbation of other adverse public health consequences associated with Marijuana use.

SECTION 5.10 Environmental Matters. Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Borrower will, and will cause each of its Subsidiaries to, (a) comply with all Environmental Laws, (b) obtain, maintain in full force and effect and comply with any permits, licenses or approvals required for the facilities or operations of the Borrower or any of its Subsidiaries, and (c) conduct and complete any investigation, study, sampling or testing, and undertake any corrective, cleanup, removal, response, remedial or other action necessary to identify, report, remove and clean up and otherwise remediate all Hazardous Materials present or released at, on, in, under or from any of the facilities or real properties of the Borrower or any of its Subsidiaries.

SECTION 5.11 Books and Records. The Borrower will, and will cause each of its Subsidiaries to, maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.

SECTION 5.12 Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, permit representatives and independent contractors of the Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours as may be reasonably requested; provided that, other than with respect to such visits and inspections during the continuation of an Event of Default, (a) only the Agent on behalf of the Lender may exercise rights under this Section and (b) the Agent shall not exercise such rights more often than once during any calendar year; provided, further, that when an Event of Default exists the Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing under this Section at the expense of the Borrower and at any time during normal business hours and without advance notice. The Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s accountants.

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SECTION 5.13 Use of Proceeds. The Borrower will, and will cause each of its Subsidiaries to, use the proceeds of the Loans (a) to fund the contingent payment due on the acquisition of Ilera Healthcare,

(b) to pay transaction fees and expenses in connection with this Agreement and the other Loan Documents and the incurrence of the Loans, (c) if applicable, to pay Specified Distributions and (d) for working capital and general corporate purposes of the Borrower and its Subsidiaries not in contravention of any Law or of any Loan Document.

SECTION 5.14 Sanctions; Anti-Money Laundering Laws; Anti-Corruption Laws. The Borrower will maintain in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with Sanctions, Anti-Money Laundering Laws, and Anti-Corruption Laws.

SECTION 5.15 Additional Guarantors and Collateral Matters.

(a)
The Borrower shall cause each Subsidiary of the Borrower organized or acquired after the Closing Date to become a Loan Party within sixty (60) days (or such later time as the Agent may agree) following the date of acquisition or organization, by (i) executing and delivering a supplement to the Guaranty Agreement, a supplement to the Pledge and Security Agreement, a supplement to the Perfection Certificate and each schedule thereto and such other documents as the Agent may reasonably request and

(ii) taking such other actions as are necessary to deliver certificates, documents, opinions and statements substantially consistent with those certificates, instruments, documents, opinions and statements delivered on or before the Closing Date pursuant to Section 4.01(b) through (f); provided that, with respect to Newco and notwithstanding anything in this Section 5.15(a) or anything in the Loan Documents to the contrary, upon obtaining CRC Approval, the Borrower shall use its commercially reasonable efforts to (i) cause Newco to become a Loan Party and (ii) to take the actions prescribed in the foregoing by no later than September 30, 2023 (or such later date as the Agent may agree at the direction of Required Lenders).

(b)
The Borrower shall, and shall cause each of its Subsidiaries, to (i) notify the Agent promptly upon its acquiring or obtaining any Material Real Property after the Closing Date and shall satisfy the Material Real Property Requirement with respect to such Material Real Property within seventy five

(75) days (or such later time as the Agent may agree) of the date of acquiring or obtaining such Material Real Property and (ii) notify the Agent promptly upon entering into any lease agreements with respect to real property and shall, within seventy five (75) days of such date (or such later time as the Agent may agree), deliver a counterpart of each party to a Notice of Assignment (as defined in the Pledge and Security Agreement) with respect to such leased properties, signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such Notice of Assignment) that such party has signed a counterpart of such Notice of Assignment).

(c)
The Borrower shall, and shall cause each of its Subsidiaries, to deliver or cause to be delivered to the Agent (i) concurrent with the delivery of the Compliance Certificate delivered pursuant to Section 5.02, a Perfection Certificate Supplement (as defined in the Pledge and Security Agreement) or a certification of a Responsible Officer of Borrower stating that the Perfection Certificate (as supplemented by delivery of any previous Perfection Certificate Supplement) remain true and accurate since last delivered to the Agent either on or before the Closing Date or pursuant to this clause (c) and (ii) all such information as the Agent or the Required Lenders shall reasonably request regarding Collateral.
(d)
The Borrower shall, and shall cause each of its Subsidiaries, to execute any and all further documents, financing statements, agreements and instruments (including, without limitation, legal opinions, corporate documents, corporate authorizations, title insurance policies and other insurance documents and endorsements and/or lien searches), and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under Applicable Law, or that the Required Lenders or the Agent may reasonably request, in order to effectuate

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the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Collateral Documents. In addition, from time to time, the Borrower shall, and shall cause each of its Subsidiaries, at its cost and expense, promptly secure the Obligations by pledging, charging, or creating, or causing to be pledged, charged or created, perfected security interests with respect to such of its assets and properties as the Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower and its Subsidiaries (including real and other properties acquired subsequent to the Closing Date)). Such security interests and Liens will be created under the Collateral Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance satisfactory to the Agent or the Required Lenders. The Borrower agrees to provide such evidence as the Agent or the Required Lenders shall reasonably request as to the perfection and priority status of each such security interest and Lien.

(e)
On or prior to the date that is sixty (60) days (or such later date as the Agent may agree) after the later of (a) the date of acquisition or opening of any new deposit account or securities account maintained in the United States (in each case, other than any Excluded Accounts) by the Borrower or any of its Subsidiaries (or if later, sixty (60) days after the date such Person became a Subsidiary of the Borrower (or such later time as the Agent may agree)), or (b) the date any deposit account or securities account maintained in the United States ceases to be an Excluded Account (or, in each case, such later date reasonably agreed to by the Agent in its sole discretion), the Borrower or such Subsidiary shall enter into, and cause each depository or securities intermediary to enter into, Control Agreements with respect to such deposit account or securities account (other than any Excluded Accounts); provided that, with respect to the Blocked Account, the Borrower shall enter into, and cause the depository intermediary to enter into a Control Agreement with respect to such deposit account by no later than June 30, 2023 (or such later date as the Agent may agree).

SECTION 5.16 Post-Closing Obligations. The Borrower shall, and shall cause each of its Subsidiaries to, satisfy the requirements set forth on Schedule 5.16 in the time periods set forth therein. The parties acknowledge and agree that notwithstanding anything herein to the contrary, all conditions, representations, warranties and covenants of the Loan Documents with respect to the taking of such actions are qualified by the non-completion of such actions until the earlier of the time at which they are completed or required to be completed in accordance with this Section 5.16.

ARTICLE VI NEGATIVE COVENANTS

Until the Commitments have expired or been terminated and all Obligations have been paid in full, the Borrower covenants and agrees with the Lenders that:

SECTION 6.01 Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except:

(a)
Indebtedness under the Loan Documents;
(b)
Indebtedness outstanding on the date hereof and listed on Schedule 6.01;
(c)
Guarantees of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any Subsidiary Guarantor;
(d)
obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by

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such Person in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments, investments, assets or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for speculative purposes;

(e)
Indebtedness in respect of capital leases, Synthetic Lease Obligations and Purchase Money Obligations, provided that, the aggregate amount of all such Indebtedness at any time outstanding shall not exceed $40,000,000;
(f)
Indebtedness of the Borrower or any Subsidiary as an account party in respect of commercial letters of credit;
(g)
Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;
(h)
Indebtedness (i) resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business or (ii) arising under or in connection with cash management services in the ordinary course of business;
(i)
Indebtedness consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business;
(j)
Indebtedness in an aggregate principal amount not exceeding $2,500,000 at any time outstanding, provided that, prior to the incurrence of any Indebtedness pursuant to this clause

(j) that is owed to the Canadian Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries), the borrower and lender with respect to such Indebtedness shall have executed and delivered to the Agent either an intercompany subordination agreement or, to the extent required by the Pledge and Security Agreement, an intercompany note, in each case, reasonably satisfactory to the Agent;

(k)
Indebtedness arising as a direct result of judgments, orders, awards or decrees against any Loan Party, in each case not constituting an Event of Default;
(l)
Indebtedness representing (i) any Taxes to the extent such Taxes are being contested by any Loan Party in good faith by appropriate proceedings and adequate reserves are being maintained by such Loan Party in accordance with Applicable Accounting Principles, and

(ii) any Taxes payable pursuant to the 2023 IRS Payment Plan;

(m)
unsecured Indebtedness in respect of obligations of the Borrower or any Subsidiary of the Borrower to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money; and
(n)
Indebtedness that is either (i) assumed at the time of a Permitted Acquisition or
(ii)
incurred for the purposes of financing a Permitted Acquisition, provided that, in each case,

(A) to the extent such Indebtedness is secured, it is not secured by any assets other than those assets that were acquired through such Permitted Acquisition (including, for avoidance of doubt, a limited recourse pledge of the Equity Interests of the relevant Subsidiary acquired in such Permitted Acquisition) or owned by a Subsidiary acquired through such Permitted Acquisition, (B) to the extent such Indebtedness is guaranteed, it is not guaranteed by any of the Loan Parties other than

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any Subsidiaries that are acquired as part of such Permitted Acquisition, and (C) before and after giving effect to the incurrence or assumption of such Indebtedness and the related Permitted Acquisition as if such actions had occurred at the beginning of the most recently ended fiscal two fiscal quarter period, (I) the Financial Covenants on a pro forma basis would each be satisfied as of the last day of the most recently ended fiscal quarter and (II) the Consolidated Leverage Ratio on a pro forma basis as of the last day of the most recently ended fiscal quarter would be equal to or less than 2.50:1.00;

(o)
Indebtedness incurred by the Borrower or another Subsidiary arising from the Permitted Sale and Leaseback Transaction;
(p)
without any duplication of any Permitted Sale Leaseback Transaction,

Indebtedness incurred pursuant to the Fulton Property Financing; and

(q)
any refinancings, refundings, renewals or extensions of Indebtedness incurred under clause (b), (j), (n), (o) and (p); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to premiums, original issue discount, or other amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (ii) to the extent such Indebtedness incurred under clauses (b), (j), (n), (o) or (p) is secured, such Indebtedness incurred under this clause (o) refinancing, refunding, renewing or extending such Indebtedness shall not be secured by any assets other than those assets securing the original Indebtedness that is subject to such refinancing, refunding, renewal or extension and (iii) to the extent such Indebtedness incurred under clauses (b), (j), (n), (o) or (p) is guaranteed, such Indebtedness incurred under this clause (q) refinancing, refunding, renewing or extending such Indebtedness shall not be guaranteed by any Loan Party other than those Loan Parties guaranteeing the original Indebtedness that is subject to such refinancing, refunding, renewal or extension.

SECTION 6.02 Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)
Liens in favor of the Borrower or any of its Subsidiaries or created under the Loan Documents;
(b)
Liens existing on the date hereof and listed on Schedule 6.02 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Sections 6.01(q), (iii) the direct or any contingent obligor with respect thereto is not changed and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 6.01(q);
(c)
Liens for (i) Taxes or other governmental charges not yet due or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with Applicable Accounting Principles, or for property Taxes on property that any Loan Party has determined to abandon if the sole recourse for such Tax, assessment, charge, levy or claim is to such property and (ii) Taxes payable pursuant to the 2023 IRS Payment Plan;
(d)
carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business and which, if they secure obligations that are then due and unpaid and are overdue for more than thirty (30) days are being contested in

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good faith by appropriate proceedings for which adequate reserves have been established with respect thereto on the books of the applicable Person;

(e)
Liens securing Indebtedness permitted under SECTION 6.01(e); provided that

(i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness (except for additions and accessions to such assets, the proceeds and products thereof and customary security deposits) and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, plus related transaction costs, of the property being acquired on the date of acquisition; provided that, in the case of clause (e)(i), individual financings provided by one lender may be cross collateralized to other financings provided by such lender or its affiliates;

(f)
Liens imposed by Requirements of Law or pledges or deposits in the ordinary course of business in connection with (i) workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA, and (ii) public utility services provided to the Borrower or a Subsidiary;
(g)
deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(h)
easements, rights-of-way, restrictions and other similar encumbrances affecting real property that, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person, and any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries;
(i)
Liens securing judgments for the payment of money, or orders, attachments, decrees or awards, in each case not constituting an Event of Default under SECTION 7.01(j);
(j)
any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary (or that is merged or amalgamated into the Borrower or any Subsidiary of the Borrower) after the date hereof prior to the time such Person becomes a Subsidiary (or that is merged or amalgamated into the Borrower or any Subsidiary of the Borrower); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary (provided, however, that such Liens may include a limited recourse pledge of the Equity Interests of the relevant acquired Subsidiary) and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than increases relating to transaction costs of such extensions, renewals and replacements);
(k)
Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of setoff) that are customary in the banking industry;

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(l)
any interest or title of a lessor, sublessor, licensor or sublicensor under leases or non-exclusive licenses permitted by this Agreement that are entered into in the ordinary course of business;
(m)
leases, non-exclusive licenses, subleases or non-exclusive sublicenses granted to others in the ordinary course of business that do not (i) interfere in any material respect with the ordinary conduct of the business of the Borrower and its Subsidiaries, or (ii) secure any Indebtedness;
(n)
Liens securing Indebtedness permitted under Section 6.01(n);
(o)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(p)
Liens incurred in the ordinary course of business in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets, and;
(q)
Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Loan Party in the ordinary course of business in accordance with the past practices of such Loan Party;
(r)
bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by any Loan Party, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts, sweep accounts and netting arrangements and similar arrangements of the Loan Parties consisting of the right to apply the funds held therein to satisfy overdraft or similar obligations incurred in the ordinary course of business of such person; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness, and Liens granted in the ordinary course of business by the Borrower or any of its Subsidiaries to any bank with whom it maintains accounts to the extent required by the relevant bank’s (or custodian’s or trustee’s, as applicable) standard terms and conditions, in each case, which are within the general parameters customary in the banking industry;
(s)
Liens (i) on advances of cash or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to SECTION 6.06 to be applied against the purchase price for such Investment, (ii) Liens on deposits or other amounts held in escrow to secure contractual payments (contingent or otherwise) payable by the Borrower or its Subsidiaries to a seller after the consummation of a Permitted Acquisition or other permitted Investment, and
(iii)
Liens attaching solely to cash earnest money deposits in connection with an Investment permitted by SECTION 6.06;
(t)
Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon;
(u)
(i) deposits of cash with the owner or lessor of premises leased or operated by the Borrower or any of its Subsidiaries and (ii) cash collateral on deposit with banks or other financial institutions issuing letters of credit (or backstopping such letters of credit) or other equivalent bank

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guarantees issued naming as beneficiaries the owners or lessors of premises leased or operated by the Borrower or any of its Subsidiaries, in each case, in the ordinary course of business of the Borrower and such Subsidiaries to secure the performance of the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises;

(v)
statutory Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of obligations of any Loan Party under Environmental Laws to which any assets of such Loan Party are subject;
(w)
Liens securing Indebtedness and other obligations in an aggregate amount not exceeding $5,000,000 at any time outstanding;
(x)
Liens arising out of the Permitted Sale Leaseback Transaction, so long as liens attach only to the Fulton Property and any accessions and additions thereto or proceeds and products thereof and related the Fulton Property; and
(y)
Liens in favor of any Fulton Property Lender with respect to the Fulton Property Financing Collateral pursuant to the Fulton Property Financing Documents, which secure the Indebtedness permitted by Section 6.01(p).

SECTION 6.03 Fundamental Changes. The Borrower will not, nor will it permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a)
any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Subsidiary Guarantor is merging with another Subsidiary, a Subsidiary Guarantor shall be the continuing or surviving Person;
(b)
any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Subsidiary Guarantor, then the transferee shall either be the Borrower or another Subsidiary Guarantor;
(c)
the Borrower and its Subsidiaries may make Dispositions permitted by Section 6.04;
(d)
any Investment permitted by Section 6.06 may be structured as a merger, consolidation or amalgamation; and
(e)
any Subsidiary may dissolve, liquidate or wind up its affairs at any time provided that (i) such dissolution, liquidation or winding up, as applicable, would not reasonably be expected to have a Material Adverse Effect and (ii) any property or assets owned by such Subsidiary prior to dissolution are disposed of through a Disposition permitted pursuant to Section 6.04.

SECTION 6.04 Dispositions. The Borrower will not, and will not permit any Subsidiary to, make any Disposition or enter into any agreement to make any Disposition, except:

(a)
Dispositions of property no longer used or useful in the business, or obsolete or worn out property in the ordinary course of business;

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(b)
Dispositions of inventory in the ordinary course of business;
(c)
Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(d)
Dispositions of property by any Subsidiary to the Borrower or to a Subsidiary, provided that if the transferor of such property is a Subsidiary Guarantor, the transferee must be either the Borrower or a Subsidiary Guarantor;
(e)
Dispositions permitted by Section 6.03;
(f)
leases, non-exclusive licenses, subleases or non-exclusive sublicenses granted in the ordinary course of business and on ordinary commercial terms that do not interfere in any material respect with the business of the Borrower and its Subsidiaries;
(g)
Restricted Payments permitted by Section 6.05 and Investments permitted by Section 6.06;
(h)
Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section; provided that such Disposition must (a) be for the fair market value, (b) with respect to any aggregate consideration received in respect thereof in excess of $1,000,000, at least 75% of consideration for such Disposition must consist of cash or Cash Equivalents (with any securities, notes or other obligations or assets received by the Borrower or any Subsidiary from such transferee that are converted by such person into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within one hundred eighty (180) days following the closing of the applicable disposition, treated as cash) and (c) the aggregate book value of all property Disposed of pursuant to this clause (i) in any fiscal year shall not exceed $3,000,000;
(i)
Dispositions pursuant to the Permitted Sale and Leaseback Transaction; and
(j)
the Disposition of 12.5% of Newco’s Equity Interests by Borrower to Blue Marble Ventures LLC and BWH NJ LLC and any documentation entered into in connection therewith.

SECTION 6.05 Restricted Payments. The Borrower will not, and will not permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Event of Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a)
each Subsidiary may make Restricted Payments to the Borrower and any other Subsidiary of the Borrower that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of such Equity Interests in respect of which such Restricted Payment is being made;
(b)
the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in common Equity Interests of such Person;
(c)
the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new common Equity Interests;

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(d)
the Borrower may declare or pay cash dividends to its sole shareholder, the American Parent, and purchase, redeem or otherwise acquire for cash its Equity Interests from its sole shareholder, the American Parent:
(i)
in any amount if, before and after giving effect thereto as if such cash dividend had occurred at the beginning of the most recently ended fiscal quarter, (A) the Financial Covenants on a pro forma basis would each be satisfied as of the last day of the most recently ended fiscal quarter and (B) the Consolidated Leverage Ratio on a pro forma basis as of the last day of the most recently ended fiscal quarter would be equal to or less than 2.50:1.00, or
(ii)
if the conditions of clause (d)(i) above are not satisfied, in an amount that does not exceed $1,250,000 in the aggregate per fiscal quarter;

provided, that the proceeds of any such payment, purchase, redemption or otherwise, pursuant to this clause (d) shall not, directly or indirectly, be paid to, through distribution, dividend, loan, investment, or payment of any kind, to any direct or indirect shareholder of the Canadian Parent;

(e)
the Borrower and each Subsidiary may pay withholding or similar taxes payable by any future, present or former employee, director or officer (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) in connection with any repurchases of Equity Interests or the exercise of stock options;
(f)
the Borrower may make Specified Distributions using a portion of proceeds of the Loans; and
(g)
the Borrower may make Restricted Payments in an amount required for the Canadian Parent or Affiliate to pay quarterly and annual Taxes due in an amount which does not materially exceed the tax liabilities that would have been payable by the Borrower and its Subsidiaries on a stand-alone basis.

SECTION 6.06 Investments. The Borrower will not, and will not permit any Subsidiary to, make any Investments, except:

(a)
Investments held by the Borrower or such Subsidiary in the form of Cash Equivalents;
(b)
(i) Investments in Subsidiaries in existence on the Closing Date, and (ii) other Investments in existence on the Closing Date and identified on Schedule 6.06, and any refinancing, refunding, renewal or extension of any such Investment that does not increase the amount thereof;
(c)
Investments of the Borrower in any Subsidiary Guarantor and Investments of any Subsidiary in the Borrower or in another Subsidiary of the Borrower, provided that if the Subsidiary making such Investment is a Subsidiary Guarantor, then the Subsidiary that is receiving such Investment must also be a Subsidiary Guarantor;
(d)
Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(e)
Investments consisting of the indorsement by the Borrower or any Subsidiary of negotiable instruments payable to such Person for deposit or collection in the ordinary course of business;

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(f)
to the extent constituting an Investment, transactions otherwise permitted by Sections 6.01, 6.03 and 6.05;
(g)
Permitted Acquisitions;
(h)
other Investments not exceeding $2,000,000 (or, in the case of Investments in Subsidiaries of the Canadian Parent that are not Loan Parties, $2,500,000, provided that any such Investments must be in the form of a Loan, the obligations for which are represented by a promissory note with terms and conditions reasonably satisfactory to the Agent and, notwithstanding the amount thereof or any other term of this Agreement or another Loan Document, pledged to the Agent as Collateral for the benefit of the Lenders) in the aggregate in any fiscal year of the Borrower; and
(i)
to the extent constituting an investment, any of the transactions and all related actions contemplated by the Lodi and Maplewood Transaction.

SECTION 6.07 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (a) transactions between or among the Borrower and any of its Wholly-Owned Subsidiaries or between and among any Wholly-Owned Subsidiaries, (b) Restricted Payments permitted by Section 6.05, (c) director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements and severance agreements, in each case approved by the Board of Directors of the Borrower or direct or indirect parent entity of the Borrower or the applicable Subsidiary, (d) transactions in respect of agreements and arrangements in effect on the Closing Date and set forth on Schedule 6.07 and any amendment or modification with respect to such agreement, arrangement or transaction, and the performance of obligations thereunder, so long as such amendment or modification is not materially adverse to the interests of the Lenders, (e) any agreement between any Person and an Affiliate of such Person existing at the time such Person is acquired by or merged into the Borrower or its Subsidiaries in accordance with the terms of this Agreement; provided that such agreement was not entered into in contemplation of such acquisition, merger or amalgamation, or any amendment thereto (so long as any such amendment is not disadvantageous to the Lenders in any material respect in the good faith judgment of the Borrower when taken as a whole as compared to such agreement as in effect on the date of such acquisition or merger), (f) that certain management services agreement dated March 1, 2020 by and among IHC Management LLC, Ilera Healthcare LLC and TerrAscend NJ LLC, and

(g) the transactions and all related actions constituting the Lodi and Maplewood Transaction.

SECTION 6.08 Certain Restrictive Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that, directly or indirectly, limits the ability of (i) any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower, (ii) any Subsidiary to Guarantee Indebtedness of the Borrower or (iii) the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person to secure the Obligations; provided that this Section 6.08 shall not prohibit:

(a)
covenants in documents creating Liens permitted by Section 6.02 prohibiting further Liens on the properties encumbered thereby (other than Liens securing the Obligations);
(b)
customary restrictions on cash or other deposits;

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(c)
net worth provisions in leases and other agreements entered into by a Loan Party in the ordinary course of business;
(d)
contractual encumbrances or restrictions existing on the Closing Date and identified on Schedule 6.08;
(e)
any prohibition or limitation that (I) exists pursuant to applicable Requirements of Law, (II) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.04, stock sale agreement, purchase agreements, or acquisition agreements (including by way of merger, amalgamation, acquisition or consolidation) entered into by Borrower or any of its Subsidiaries solely to the extent pending the consummation of such transaction, which covenant or restriction is limited to the assets that are the subject of such agreements, or (III) restricts subletting or assignment of leasehold interests contained in any lease governing a leasehold interest of Borrower or any of its Subsidiaries;
(f)
any documents relating to Indebtedness permitted hereunder that are, taken as a whole, in the good faith judgment of the Borrower, not materially more restrictive with respect to Borrower or any Subsidiary than (I) the restrictions contained in this Agreement or (II) restrictions in effect on the Closing Date (pursuant to documents included on Schedule 6.08);
(g)
customary provisions restricting placing a lien on or sublicensing, or assignment of any license;

(h)
customary provisions restricting assignment of any agreement entered into by a

Subsidiary in the ordinary course of business;

(i)
customary restrictions and conditions contained in any software license;
(j)
any agreement in effect at the time such Subsidiary becomes a Subsidiary, so long as such agreement was not entered into in connection with or in contemplation of such person becoming a Subsidiary of the Borrower and such agreement’s restrictions are not applicable to any person, or the properties or assets of any person, other than the person or the properties or assets of the person so acquired;
(k)
customary provisions in partnership agreements, limited liability company organizational governance documents and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar person.

SECTION 6.09 Changes in Fiscal Periods

. The Borrower will not permit the last day of its fiscal year to end on a day other than December 31 or change the Borrower’s method of determining its fiscal quarters.

SECTION 6.10 Changes in Nature of Business. The Borrower will not, and will not permit any Subsidiary to, engage to any material extent in any business other than those businesses conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably related, ancillary, complimentary or incidental thereto, necessary or appropriate for, or representing a reasonable expansion thereof.

SECTION 6.11 Restriction on Use of Proceeds. The Borrower will not use the proceeds of any Borrowing, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose.

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SECTION 6.12 Financial Covenants.

(a)
Minimum Liquidity. The Borrower will not, and will not permit any Subsidiary to, permit Liquidity as of 5:00 pm (New York city time) on the last day of each fiscal quarter (starting with the quarter ending June 30, 2021) to be less than the greater of (x) $7,700,000 and (y) 6.4% of all Loans outstanding as of such date.
(b)
Consolidated Interest Coverage Ratio. If an ICR Period shall exist, then, within five (5) Business Days after the commencement of such ICR Period, the Borrower shall deposit into the Blocked Account, as additional collateral for the benefit of the Agent, an amount of cash equal to the ICR Required Payment Amount. If and when an ICR Period ends, provided no Event of Default shall then exist, Agent shall promptly release the funds on deposit in the Blocked Account to the Borrower.

SECTION 6.13 Sanctions; Anti-Corruption Use of Proceeds. The Borrower will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the Anti-Corruption Laws, or (b) (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the target of Sanctions, or (ii) in any other manner that would result in any Person (including any Person participating in the Loans, whether as Agent, Placement Agent, Lender, underwriter, advisor, investor, or otherwise) breaching Sanctions or becoming the target of any Sanctions.

SECTION 6.14 Federal Enforcement Priorities. The Borrower will not, and will not permit any Subsidiary to, permit any of its directors, officers, employees, consultants, agents or representatives to

(a) engage in violence or the use of firearms (except as may be required or permitted for security purposes under applicable state law governing Marijuana Activities), or permit the use of violence or firearms, in the conduct of any Marijuana Activities, (b) grow or permit the growth of Marijuana on any public lands, or

(c)
possess or use, or permit the possession or use, of Marijuana on federal property.

ARTICLE VII EVENTS OF DEFAULT

SECTION 7.01 Events of Default. If any of the following events (each, an “Event of Default”) shall occur:

(a)
the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
(b)
the Borrower shall fail to pay any interest on any Loan, or any fee or any other amount (other than an amount referred to in clause (a) of this Section) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three or more Business Days;
(c)
any representation or warranty made or deemed made by or on behalf of any Loan Party, as applicable, in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or any waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or

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thereof, or any waiver hereunder or thereunder, shall prove to have been incorrect in any material respect (or, in the case of any such representation or warranty under this Agreement or any other Loan Document already qualified by materiality, such representation or warranty shall prove to have been incorrect in any respect) when made or deemed made (subject to, if curable, a grace period of 15 days following the earlier of (x) knowledge by the Borrower or (y) written notice from the Agent);

(d)
the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.04(a), 5.05 (with respect to the Borrower’s existence) or 5.13 or in Article VI;
(e)
the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a),

(b) or (d) of this Section) and such failure shall continue unremedied for a period of fifteen (15) or more days after receipt by the Borrower of written notice thereof from the Agent;

(f)
(i) any Loan Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness under the Loan Documents) having an aggregate principal amount of more than $5,000,000, in each case beyond the applicable grace period with respect thereto, if any; or

(ii) the Borrower or any Subsidiary shall fail to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (f)(ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness and such Indebtedness is repaid when required under the documents providing for such documents;

(g)
an involuntary case or proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief or any analogous case, proceeding, step or procedure in any jurisdiction (including any application for winding-up or dissolution) in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Debtor Relief Law now or hereafter in effect or (ii) the appointment of a receiver, interim receiver, receiver and manager, monitor, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such case, proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;
(h)
any Loan Party shall (i) voluntarily commence any case or proceeding or file any petition seeking liquidation, reorganization or other relief or any analogous case, proceeding, step or procedure in any jurisdiction (including any application for winding-up or dissolution) under any Debtor Relief Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section, (iii) apply for or consent to the appointment of a receiver, interim receiver, receiver and manager, monitor, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of

71

a petition filed against it in any such case or proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(i)
any Loan Party shall become unable or admit in writing its inability or fail generally to pay its debts as they become due;
(j)
there is entered against any Loan Party (i) a final judgment or order for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $5,000,000 (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage), or (ii) a non-monetary final judgment or order that, either individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect;
(k)
an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount that could reasonably be expected to have a Material Adverse Effect;
(l)
any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations, ceases to be in full force and effect; or any party to a Loan Document contests in writing the validity or enforceability of any provision of such Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document;
(m)
any Loan Party is criminally indicted or convicted under any Requirement of Law, that may reasonably be expected to lead to a forfeiture of any property of such Loan Party having a fair market value in excess of $1,000,000; or
(n)
the Borrower shall fail to make the Final Payment (as defined in the Purchase Agreement) and any Deferred Amount (as defined in the Purchase Agreement), in each case on the respective due dates therefor (as such dates may be amended by agreement of the parties in accordance with the terms and conditions of the Purchase Agreement) in accordance with the Purchase Agreement;

then, and in every such event (other than an event with respect to the Borrower described in clause (g), (h) or (i) of this Section), and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times:

(i)
declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrower accrued hereunder and, to the extent applicable, the Make-Whole Amount and Prepayment Premium, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and

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(ii)
exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents and Applicable Law;

provided that, in case of any event with respect to the Borrower described in clause (g), (h) or (i) of this Section, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations accrued hereunder and, to the extent applicable, the Make-Whole Amount, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

SECTION 7.02 Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Agent by the Borrower or the Required Lenders, all payments received on account of the Obligations, including, without limitation, all proceeds of the Collateral, shall be applied by the Agent as follows:

(i)
first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees and disbursements and other charges of counsel payable under Section 9.03 and amounts payable under the Administrative Agency Fee Letter) payable to the Agent in its capacity as such;
(ii)
second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees and disbursements and other charges of counsel payable under Section 9.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them;
(iii)
third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (iii) payable to them;
(iv)
fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans ratably among the Lenders in proportion to the respective amounts described in this clause (iv) payable to them;
(v)
fifth, to the payment in full of all other Obligations, in each case ratably among the Agent and the Lenders based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and
(vi)
finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

ARTICLE VIII AGENCY

SECTION 8.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints Acquiom Agency Services LLC to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term)

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with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

SECTION 8.02 Merger or Consolidation. Any corporation or association into which Acquiom Agency Services LLC may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which Acquiom Agency Services LLC is a party, will be and become the successor Agent under this Agreement and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

SECTION 8.03 Exculpatory Provisions.

(a)
The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Agent:
(i)
shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law;
(iii)
shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity
(iv)
shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder; and
(v)
shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility; it being understood that the Agent shall use its best efforts to resume performance as soon as practicable under the circumstances.

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(b)
The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 7.01 and 9.02), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent in writing by the Borrower or a Lender. In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders.
(c)
The Agent shall not be responsible for or have any duty to ascertain or inquire into

(i) any recital, statement, warranty or representation (whether written or oral) made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the value, validity, enforceability, effectiveness, sufficiency or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document,

(v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent, (vi) any litigation or collection proceedings (or to initiate or conduct any such litigation or proceedings) under any Loan Document unless requested by the Required Lenders in writing and it receives indemnification satisfactory to it from the Lenders or (vii) the value or rating of any Collateral.

SECTION 8.04 Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 8.05 Delegation of Duties.

(a)
The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

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(b)
Any corporation or other entity into which the Agent may be merged or converted or with which the Agent may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Agent, shall be the successor to the Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 8.06 Resignation of Agent.

(a)
The Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, (i) the Required Lenders shall have the right, with the prior written consent of the Borrower (which consent is not required if an Event of Default has occurred and is continuing and which consent shall not be unreasonably withheld or delayed), to appoint, as applicable, a successor Agent (which shall be a Lender or such other Person appointed by the Required Lenders). If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)
If no such successor shall have been so appointed by applicable Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the applicable Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)
With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring collateral agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Agent, all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Agent (other than any rights to indemnity payments owed to the retiring or removed Agent), and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent.

SECTION 8.07 Non-Reliance on Agent and Other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges and agrees that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan

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Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder and for other information in the Agent’s possession which has been requested by a Lender and for which such Lender pays the Agent’s expenses in connection therewith, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Affiliates that may come into the possession of the Agent or any of its Affiliates.

SECTION 8.08 No Other Duties. Anything herein to the contrary notwithstanding, the Placement Agent listed on the cover page hereof shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Agent or a Lender hereunder.

SECTION 8.09 Indemnity of the Agent. THE LENDERS SEVERALLY AGREE TO INDEMNIFY THE AGENT AND ITS AFFILIATES AND ITS DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE ADVANCES THEN HELD BY EACH OF THEM (OR IF NO PRINCIPAL OF THE ADVANCES IS AT THE TIME OUTSTANDING, RATABLY ACCORDING TO THE RESPECTIVE COMMITMENTS HELD BY EACH OF THEM IMMEDIATELY PRIOR TO THE TERMINATION, EXPIRATION OR FULL REDUCTION OF EACH SUCH COMMITMENT), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNIFIED PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNIFIED PERSON), AND INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL CLAIMS, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN EACH CASE, AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE (DETERMINED AS SET FORTH ABOVE IN THIS PARAGRAPH) OF ANY OUT-OF- POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH BY THE BORROWER.

SECTION 8.10 Certain Rights of the Agent. If the Administrative Agent or Collateral Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement or the other Loan Documents, such Administrative Agent or Collateral Agent, as applicable, shall be entitled to refrain from such act or taking such act unless and until it shall have received instructions from such Lenders, and such Administrative Agent or Collateral Agent, as applicable, shall not incur liability to any Person by reason of so refraining. Without limiting the

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foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent or Collateral Agent as a result of the Administrative Agent or Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement or the other Loan Documents.

SECTION 8.11 Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent under Section 9.03) allowed in such judicial proceeding; and
(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, interim receiver, receiver and manager, monitor, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Section 9.03.

SECTION 8.12 Certain ERISA Matters.

(a)
Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:
(i)
such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,
(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such “Qualified

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Professional Asset Manager” made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv)
such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.
(b)
In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

SECTION 8.13 Collateral and Guaranty Matter.

(a)
The Agent (acting at the direction of the Required Lenders) is authorized on behalf of the Lenders, without the necessity of any notice to or further consent from such Lenders, from time to time, to take any actions with respect to any Collateral or security instruments which may be necessary to perfect and maintain the Liens upon the Collateral granted pursuant to the Pledge and Security Agreement. The Agent (acting at the direction of the Required Lenders) is further authorized (but not obligated) on behalf of the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time, to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Lenders under the Loan Documents or Applicable Law. By accepting the benefit of the Liens granted pursuant to the Pledge and Security Agreement, each Lender hereby agrees to the terms of this clause (a).
(b)
The Lenders hereby, and any other Lender by accepting the benefit of the Liens granted pursuant to the Pledge and Security Agreement, irrevocably authorize the Agent to, and the Agent shall, upon request of the Borrower release any Lien granted to or held by the Agent upon any Collateral

(a) upon termination of this Agreement and the payment in full of all outstanding Loans and all other Obligations (other than contingent indemnity obligations for which no claims have been made); (b) constituting property sold or to be sold or Disposed of as part of or in connection with any Disposition permitted under this Agreement or any other Loan Document; (c) constituting property in which no Loan Party owned an interest at the time the Lien was granted or at any time thereafter other than as a result of a transaction prohibited hereunder; or (d) constituting property leased to any Loan Party under a lease which has expired or has been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Loan Party to be, renewed or extended. Upon the request of the Agent at any time, the Lenders will confirm in writing the Agent’s authority to release particular types or items of Collateral pursuant to this Section 8.11. At the written request and sole expense of the Borrower, which written request shall also include a certification from a Responsible Officer certifying to the Lenders, the Agent that such release is permitted under this Section 8.11 and that such transaction is in compliance with this Agreement and the other Loan Documents (which certification the Agent may, but is not obligated to, rely on), the Collateral Agent shall promptly provide the releases of

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Collateral permitted to be released under this Section 8.11 subject to evidence of such transaction and release documentation reasonably satisfactory to the Required Lenders, the Agent except that, with the Required Lender’s prior written consent, the Agent may, but shall not be obligated, to provide such releases for such property to be sold but not yet sold or such property subject to a lease that is about to expire but not yet expired. Upon any of the Collateral constituting personal property being Disposed of as permitted under this Agreement, then such Collateral shall be automatically released from the Liens created under the applicable security instrument; provided, that (x) the Agent shall use commercially reasonable efforts to provide any evidence of such Lien release reasonably requested by the Borrower in accordance with this Section.

(c)
Notwithstanding anything contained in any of the Loan Documents to the contrary, the Loan Parties, the Agent and each Lender hereby agree that no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty Agreement, it being understood and agreed that all powers, rights and remedies hereunder, under the Guaranty and under the Pledge and Security Agreement may be exercised solely by the Agent (acting at the direction of the Required Lenders), as applicable, on behalf of the Lenders in accordance with the terms hereof and the other Loan Documents. By accepting the benefit of the Liens granted pursuant to the Pledge and Security Agreement, each Lender not party hereto hereby agrees to the terms of this clause (c).

SECTION 8.14 Credit Bidding.

(a)
The Agent, on behalf of itself and the Lenders, shall have the right, acting at the direction of the Required Lenders, to credit bid and purchase for the benefit of the Agent and the Lenders all or any portion of Collateral at any sale thereof conducted by the Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Agent (whether by judicial action or otherwise) in accordance with Applicable Law.
(b)
Each Lender hereby agrees that, except as otherwise provided in any Loan Documents or with the written consent of the Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar Dispositions of Collateral.

SECTION 8.15 Agent Actions. With respect to any term or provision of this Agreement or any other Loan Document that requires the consent, approval, satisfaction, discretion, determination, decision, action or inaction or any similar concept of or by the Agent, or that allows, permits, requires, empowers or otherwise provides that any matter, action, decision or similar may be taken, made or determined by the Agent (including any provision that refers to any document or other matter being satisfactory or acceptable to the Agent) without expressly referring to the requirement to obtain consent or input from any Lenders, or to otherwise notify any Lender, or without providing that such matter is required to be satisfactory or acceptable to the Required Lenders, such term or provision shall be interpreted to refer to the Agent exercising its discretion, it being understood and agreed that the Agent shall be entitled to confirm that any matter is satisfactory or acceptable to the Required Lenders to the extent that it deems such confirmation necessary or desirable.

SECTION 8.16 Force Majeure. The Agent shall not be (i) required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder or under any other Loan Document or (ii) responsible or liable for any failure or delay in the performance of its obligations hereunder or under any other Loan Document arising out of or caused, directly or indirectly, by circumstances beyond its control, including without

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limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

ARTICLE IX MISCELLANEOUS

SECTION 9.01 Notices; Public Information.

(a)
Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email as follows:
(i)
if to the Borrower, to WDB Holding PA, Inc., c/o TerrAscend Corp. at 489 Fifth Avenue, 29th Fl, New York, NY 10017, Attention of Keith Stauffer, Chief Financial Officer (Telephone No. (717) 343-5386; Email: kstauffer@terrascend.com), with a copy to: TerrAscend Corp. at 3610 Mavis Road, PO Box 43125, Mississauga, Ontario L5C 1W2, Attention of Jason Marks, Chief Legal Officer (Telephone No. (609) 937-6390; Email: jmarks@terrascend.com);
(ii)
if to the Agent, to Acquiom Agency Services LLC at 750 17th Street, Suite 1400, Denver, CO 80202, Attention of Shon McCraw-Davis (Email: SMccrawDavis@srsacquiom.com), with a copy to: Paul Hastings LLP at 200 Park Ave, New York, NY 10166, Attention of Alex Cota (Telephone No. (212) 318-6422; Email: alexcota@paulhastings.com); and
(iii)
if to a Lender, to it at its address (or email address) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications, to the extent provided in clause (b) below, shall be effective as provided in said clause (b).

(b)
Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML, and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e- mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in

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the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)
Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
(d)
Platform.
(i)
The Borrower agrees that the Agent may, but shall not be obligated to, make the Communications (as defined below) available to the other Lenders by posting the Communications on the Platform.
(ii)
The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform.
(e)
Public Information. The Borrower hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates (including the Canadian Parent), or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the materials and information provided by or on behalf of the Borrower or any of its Affiliates hereunder and under the other Loan Documents (collectively, “Borrower Materials”) that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC,” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its Affiliates or their respective securities for purposes of U.S. federal and other applicable securities Laws and as not containing material information that has not been generally disclosed (within the meaning of Canadian securities Laws) with respect to the Borrower or its Affiliates or their respective securities (provided, that to the extent that such Borrower Materials constitute Information, they shall be subject to Section 9.12); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (iv) the Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Each Public Lender will designate one or more representatives that shall be permitted to receive information that is not designated as being available for Public Lenders.

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SECTION 9.02 Waivers; Amendments.

(a)
No Waiver; Remedies Cumulative; Enforcement. No failure or delay by the Agent or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges of the Agent and the Lenders hereunder and under the Loan Documents are cumulative and are not exclusive of any rights, remedies, powers or privileges that any such Person would otherwise have.
(b)
Amendments, Etc. Except as otherwise expressly set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing executed by the Borrower and the Required Lenders, and acknowledged by the Agent, or by the Borrower and the Agent with the consent of the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that:
(i)
no such amendment, waiver or consent shall:
(A)
extend or increase any Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Article IV or the waiver of any Default shall not constitute an extension or increase of any Commitment of any Lender);
(B)
reduce the principal of, or rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary (x) to amend the definition of “Default Rate” or to waive the obligation of the Borrower to pay interest at the Default Rate or (y) to amend any financial covenant (or any defined term directly or indirectly used therein), even if the effect of such amendment would be to reduce the rate of interest on any Loan or other Obligation or to reduce any fee payable hereunder);
(C)
postpone any date scheduled for any payment of principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender directly and adversely affected thereby;
(D)
change Section 2.11(b) or Section 2.12 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby;
(E)
waive any condition set forth in Section 4.01 without the written consent of each Lender;
(F)
change any provision of this Section or the percentage in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, in each case, without the written consent of each Lender, or

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(G)
require the consent of the Required Lenders if such amendment, waiver or consent is to a provision of either Fee Letter but such amendment, waiver or consent shall require the consent of the Placement Agent (with respect to the Placement Agent Fee Letter) and the Agent (with respect to the Administrative Agency Fee Letter),
(ii)
no such amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties hereunder or under any other Loan Document of the Agent, unless in writing executed by the Agent, in each case in addition to the Borrower and the Lenders required above, and
(iii)
no Lender shall receive an amendment or similar fee as consideration for, or in connection with, such amendment, waiver or consent unless the Borrower shall have sought consent from all Lenders holding outstanding Loans at such time and offered all such Lenders the same fee, provided that the Borrower shall only be obligated to pay such fee to those Lenders that actually consent to such amendment, waiver or consent.

In addition, notwithstanding anything in this Section to the contrary, if the Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to the Agent within ten Business Days following receipt of notice thereof.

SECTION 9.03 Expenses; Indemnity; Damage Waiver.

(a)
Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Placement Agent (including the reasonable fees, charges and disbursements of counsel for the Placement Agent), in connection with the diligence of the Loan Parties, their Subsidiaries and activities, and the preparation, negotiation, execution, delivery of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), provided, that the Borrower’s obligation to make payment pursuant to this clause (i) with respect to expenses incurred prior to the Closing Date shall be subject to any arrangements separately agreed to between the Placement Agent and the Borrower prior to the date hereof, (ii) all reasonable out-of-pocket expenses incurred by the Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agent), in connection with the syndication of the Facilities, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (iii) all out-of-pocket expenses incurred by the Agent or any Lender (including the fees, charges and disbursements of any counsel for the Agent or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, (iv) all reasonable and documented out-of-pocket costs and expenses, if any, of the Agent or any lender if an Event of Default has occurred and is continuing, or otherwise in connection with any workout, restructuring, reorganization or debt modification or exchange transaction, any enforcement of, or exercise or protection of rights or remedies (whether through negotiations, legal proceedings, or otherwise) under, this Agreement and the other Loan Documents (including the fees, charges and disbursements of any counsel for the Agent or any Lender), (v) any financial or other professional advisors, consultants, and third party service providers retained, appointed or engaged by or on behalf of the Required

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Lenders, and (vi) any financial or other professional advisors, consultants, and third party service providers retained, appointed or engaged by or on behalf of the Agent.

(b)
Indemnification by the Borrower. The Borrower shall indemnify the Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any environmental claims), investigation, litigation or other proceeding (whether or not the Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with any Loan, any Loan Document, or any way connected with any Loan, any Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (and in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of such Indemnitee); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by the Borrower against an Indemnitee for bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of the Borrower and that is brought by an Indemnitee against another Indemnitee (other than against the Placement Agent or the Agent in their capacities as such). Paragraph (b) of this Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. No Loan Party shall, without the prior written consent of each Indemnitee affected thereby, settle any threatened or pending claim or action that would give rise to the right of any Indemnitee to claim indemnification hereunder unless such settlement (x) includes a full and unconditional release of all liabilities arising out of such claim or action against such Indemnitee at any time (including future, prospective and unmatured claims or actions), (y) does not include any statement as to or an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and (z) does not require any payment to be made, and does not result in any obligation regarding any payment (including any payment of any costs or expenses) to be imposed or require such obligation to be incurred or assumed, and does not require any actions to be taken or refrained from being taken by any Indemnitee other than the execution of the related settlement agreement, if any.
(c)
Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clauses (a) or (b) of this Section to be paid by it to the Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Applicable Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted

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against the Agent (or any such sub-agent), or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.11(e).

(d)
Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan, or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(e)
Payments. All amounts due under this Section shall be payable promptly (and in no event, not later than thirty days) after demand therefor.
(f)
Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder.

SECTION 9.04 Successors and Assigns.

(a)
Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent and each Lender (and any other attempted assignment or transfer by any party hereto shall be null and void), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of clause (b) of this Section, (ii) by way of participation in accordance with the provisions of clause (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (e) of this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts.
(A)
in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to and/or by related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

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(B)
in any case not described in clause (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $2,500,000, unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.
(iii)
Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section and, in addition:
(A)
the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within five Business Days after having received notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of any Facility; and
(B)
the consent of the Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund.
(iv)
Assignment and Assumption. The parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Agent an Administrative Questionnaire.
(v)
No Assignment to Certain Persons. No such assignment shall be made to the Borrower, the Canadian Parent or any of the Canadian Parent’s Subsidiaries.

Subject to acceptance and recording thereof by the Agent pursuant to clause (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section.

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(c)
Register. The Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and, to the extent the Borrower is disregarded for U.S. federal income tax purposes, the Borrower’s regarded owner for U.S. federal income tax purposes), shall maintain at its address referred to in Section 9.01 a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and interest owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (but a Lender shall solely be permitted to inspect such portions of the Register that disclose information relating to such Lender’s Loans and amounts owning to it, and not to any other Lender), at any reasonable time and from time to time upon reasonable prior notice. The Borrower hereby agrees that the Agent acting as its agent solely for the purpose set forth above in this clause (c), shall not subject the Agent to any fiduciary or other implied duties, all of which are hereby waived by the Borrower with respect to the Agent acting as its agent solely for the purpose set forth above in this clause (c).
(d)
Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.03(b) with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.02(b)(i) through (v) that adversely affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13 and

2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(g) (it being understood that the documentation required under Section 2.14(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.15 as if it were an assignee under clause (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.13 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.15(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.12 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower (and, to the extent the Borrower is disregarded for U.S. federal income tax purposes, the Borrower’s regarded owner for U.S. federal income tax purposes), maintain a register on which it enters the name and address of each Participant and the principal amounts

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(and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. The Borrower hereby agrees that each Lender acting as its agent solely for the purpose set forth above in this clause (d) shall not subject such Lender to any fiduciary or other implied duties, all of which are hereby waived by the Borrower with respect to such Lender acting as it agent solely for the purpose set forth above in this clause (d).

(e)
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)
Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Agent and such Lender.
(g)
Affiliated Lenders. Notwithstanding anything to the contrary contained in this Agreement, the aggregate Outstanding Amount of Loans that are held by Affiliated Lenders at any time may not exceed 25% of the aggregate Outstanding Amount of all Loans.

SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in any Loan Document or other documents delivered in connection herewith or therewith or pursuant hereto or thereto shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery hereof and thereof and the making of the Borrowings hereunder, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied and so long as the Commitments have not expired or been terminated. The provisions of Sections 2.13, 9.03, 9.15 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the payment in full of the Obligations, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution.

(a)
Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the

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Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

(b)
Electronic Execution. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, electronic mail (e.g., “pdf” or “tif”) or any other electronic means complying with the U.S. federal ESIGN Act of 2000 or the New York State Electronic Signatures and Records Act or other transmission method shall be effective as delivery of a manually executed counterpart of this Agreement and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by Applicable Law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, the other Loan Documents and any document to be signed in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, deliveries or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 9.07 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender different from the branch office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Borrower and the Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 9.09 Governing Law; Jurisdiction; Etc.

(a)
Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as

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expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(b)
Jurisdiction. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Agent, any Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.
(c)
Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in clause (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
Waiver of Defense of Illegality. The Borrower irrevocably waives any defense based on federal law or that the transactions contemplated by this Agreement are void as against public policy or based on illegality under federal law, including without limitation, Federal Marijuana Laws.
(e)
Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND

(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

91

SECTION 9.12 Treatment of Certain Information; Confidentiality. Each of the Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by Applicable Laws or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder;

(f)
subject to an agreement containing provisions substantially the same as (or no less restrictive than) those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) with the consent of the Borrower; or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Agent, any Lender or any of their respective Affiliates on a non- confidential basis from a source other than the Borrower who did not acquire such information as a result of a breach of this Section. In addition, the Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.13 PATRIOT Act. Each Lender subject to the PATRIOT Act hereby notifies the Borrower that, pursuant to the requirements of the PATRIOT Act, it may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the PATRIOT Act.

SECTION 9.14 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under Applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with Applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan but were not paid as a result of the operation of this Section shall be cumulated and the interest and charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender. Any amount collected by such Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied

92

to the reduction of the principal balance of such Loan or refunded to the Borrower so that at no time shall the interest and charges paid or payable in respect of such Loan exceed the maximum amount collectible at the Maximum Rate.

SECTION 9.15 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Agent or any Lender, or the Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver, interim receiver, receiver and manager, monitor or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

SECTION 9.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and the Placement Agent, the Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Placement Agent, the Agent, or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Placement Agent, the Agent and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Placement Agent, the Agent and the Lenders, on the other hand,

(iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Placement Agent, the Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Placement Agent, the Agent and the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Placement Agent, the Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Placement Agent, the Agent and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against any of the Placement Agent, the Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 9.17 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to

93

be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.
(b)
As used in this Section 9.18, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following:

(i)
a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(ii)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 9.18 Judgment Currency. For the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of any Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent or any Lender from any Loan Party in the Agreement Currency, each Loan Party agrees, as a separate

94

obligation and notwithstanding any such judgment, to indemnify the Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent or any Lender in such currency, the Agent or such Lender, as the case may be, agrees to return the amount of any excess to the applicable Loan Party (or to any other Person who may be entitled thereto under applicable law).

[Remainder of page intentionally blank]

95

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WDB HOLDING PA, INC.,

as Borrower

By Name:

Title:

96

AGENT

ACQUIOM AGENCY SERVICES, LLC,

as Administrative Agent and Collateral Agent

By Name:

Title:

97

LENDERS

[●],

as Lender

By Name:

Title:

2

Commitments and Lenders

Name of Initial Lender	Initial Commitment
Capstone Holdings Inc.	$25,000,000
Millstreet Credit Fund LP	$14,500,000
Mercer QIF Fund PLC - Mercer Investment Fund 1	$7,500,000
Graticule Asia Macro Master Fund Ltd.	$20,000,000
AFC Gamma, Inc.	$10,000,000
DG Value Partners II Master Fund, LP	$5,935,000
DG Value Partners Fund, LP	$1,065,000
DG Value Partners II Master Fund, LP - Class C	$1,800,000
Eisenreich Family Foundation	$150,000
AE 2015 Grantor CLAT	$450,000
2016 Alan Shamah Discretionary Trust	$400,000
The Sam and Helene Wieder Family Trust	$50,000
PPG Hedge Fund Holdings LLC	$150,000
IG Mackenzie Floating Rate Income Fund	$1,750,000
IG Mackenzie Strategic Income Fund	$70,000
IG Mackenzie Canadian High Yield Income Fund	$250,000
iProfile Fixed Income Private Pool	$420,000
Mackenzie Corporate Bond Fund	$260,000
Mackenzie Diversified Alternatives Fund	$175,000
Mackenzie Floating Rate Income ETF	$1,500,000
Mackenzie Floating Rate Income Fund	$1,750,000
Mackenzie Global Credit Opportunities Fund	$100,000
Mackenzie Global High Yield Fixed Income ETF	$90,000
Mackenzie North American Corporate Bond Fund	$450,000
Mackenzie Strategic Income Fund	$720,000
Mackenzie Unconstrained Bond ETF	$540,000
Mackenzie Unconstrained Fixed Income Fund	$1,925,000
VR Global Partners LP	$5,000,000
MYDA Advantage, LP	$4,500,000
J&G Realty, LLC	$3,000,000
Tricia M. Hedberg Revocable Trust u/a July 18, 2006	$2,000,000
Intrepid Income Fund	$1,800,000
Thomas E. Bernard	$1,700,000
Mera I, LLC	$1,000,000
KJH Senior Loan Fund	$1,000,000
Jason Klarreich	$900,000
1000 South Elmora Associates LLC	$700,000
Cedarview Opportunities Master Fund, LP	$500,000
James Dworkin	$300,000
Keith Stauffer	$250,000
Renato Negrin	$250,000
Joel A. Klarreich	$100,000
TOTAL	$120,000,000

3

Litigation

Material Licenses

Post-Closing Obligations

Within thirty (30) days of the Closing Date (or such later time as the Agent may agree), insurance certificates evidencing the insurance coverage and endorsements required by Section 5.07.

Within thirty (30) days of the Closing Date (or such later time as the Agent may agree) (i) short-form security agreement(s) in form and substance reasonably satisfactory to the Agent, signed on behalf of each party thereto (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such short-form security agreement(s)) that such party has signed a counterpart of such short-form security agreement(s)), with respect to the Intellectual Property pledged in favor of the Agent pursuant to the Pledge and Security Agreement on the Closing Date and (ii) recordation of such short-form security agreement(s) with the United States Patent and Trademark Office, or the United States Copyright Office, as applicable.

Within thirty (30) days of the Closing Date (or such later time as the Agent may agree), Borrower shall (i) provide evidence that the limited liabity company agreements and limited partnership agreements, as applicable, for each of the following Subsidiaries shall have been amended to opt into Article 8 of the applicable Uniform Commerical Code and (ii) have delivered certificates representing the Equity Interests for each of the following Subsidiaries, accompanied by undated stock transfer powers or other proper instruments of transfer reasonably acceptable to the Agent executed in blank.

IHC Management LLC Ilera Healthcare LLC Ilera Dispensing LLC IHC Real Estate GP, LLC IHC Real Estate LP

Ilera Security LLC

235 Main Street Mercersburg LLC Ilera InvestCo I, LLC

Ilera Dispensing 2 LLC Ilera Dispensing 3 LLC

Within thirty (30) days of the Closing Date (or such later time as the Agent may agree), American Parent shall deliver to the Agent an intercompany note (which such note may, at the American Parent’s option, take the form of an intercompany global note) representing intercompany obligations of the Borrower owed to the American Parent, together with an instrument of transfer executed in blank, in each case, reasonably acceptable to the Agent.

Within sixty (60) days of the Closing Date (or such later time as the Agent may agree), the Borrower shall have delivered a counterpart of each party to each Notice of Assignment (as defined in the Pledge and Security Agreement) with respect to each of the leased properties identified on paragraph 2(f) of the Perfection Certificate, signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such Notice of Assignment) that such party has signed a counterpart of such Notice of Assignment).

Within sixty (60) days of the Closing Date (or such later time as the Agent may agree), a Control Agreement, signed on behalf of each party thereto (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such Control Agreement) that such party has signed a counterpart of such Control Agreement), with respect to each account pledged in favor of the Agent pursuant to the Pledge and Security Agreement on the Closing Date (which, for the avoidance of doubt, excludes any Excluded Accounts).

Within seventy five (75) days of the Closing Date (or such later time as the Agent may agree), the Borrower shall have delivered a mortgage with respect to each Material Real Property owned by the Borrower or any of its Subsidiaries as of the Closing Date, signed on behalf of each party thereto (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such mortgage agreement) that such party has signed a counterpart of such mortgage agreement) and evidence reasonably satisfactory to the Agent that all Material Real Property Requirements with respect to such Material Real Property have been completed.

Indebtedness

Liens

Investments

Transactions with Affiliates

Restrictive Agreements

EXHIBIT A

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (an “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.
Assignor:

2.
Assignee:

[Assignee is an [Affiliate][Approved Fund] of [identify Lender]]

3.
Borrower: WDB Holding PA, Inc.
4.
Agent: Acquiom Agency Services LLC, as the administrative agent under the Credit Agreement
5.
Credit Agreement: The Credit Agreement dated as of December 18, 2020 among WDB Holding PA, Inc., the Lenders parties thereto and Acquiom Agency Services LLC, as Administrative Agent,
6.
Assigned Interest:

2

Aggregate Amount of Loans for all Lenders[1]	Amount of Loans Assigned[8]	Percentage Assigned of Loans[2]
$	$	%
$	$	%
$	$	%
7.
Trade Date: 3

[Page break]

1 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

2 Set forth, to at least 9 decimals, as a percentage of the Commitment/ Loans of all Lenders thereunder.

3

3 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

4

Effective Date: , 20 4

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By: Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By: Title:

Consented to and Accepted:

ACQUIOM AGENCY SERVICES LLC,

as Agent

By: Title:

Consented to:

WDB HOLDING PA, INC.,

as Borrower

By: Title:

4 To be inserted by the Agent and which shall be the Effective Date of recordation of transfer in the register therefor.

5

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1.
Representations and Warranties.
1.1
Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2
Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement,

(ii) it meets all the requirements to be an assignee under Section 9.04 of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (viii) [is an Affiliate of the Borrower][is not an Affiliate of the Borrower]; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.
Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date. Notwithstanding the foregoing, the Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.
3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and

6

Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by electronic mail shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with a certificate of its non-

U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: Name:

Title:

Date: , 20[ ]

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code,

(iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-

U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: Name:

Title:

Date: , 20[ ]

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation,

(iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: Name:

Title:

Date: , 20[ ]

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: Name:

Title:

Date: , 20[ ]

US SOLVENCY CERTIFICATE

December 18, 2020 Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. This certificate is furnished pursuant to Section 4.01(i) of the Credit Agreement.

Solely in my capacity as a Financial Officer of the [Borrower][American Parent] and not individually (and without personal liability), I hereby certify, that as of the date hereof, after giving effect to the Loans made on the Closing Date:

1.
The fair value of the property of the [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities, of the [Borrower][American Parent] and its Subsidiaries, on a consolidated basis.

2.
The present fair saleable value of the [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability of the [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured.
3.
The [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond the [Borrower][American Parent]’s and its Subsidiaries’, on a consolidated basis, ability to pay such debts and liabilities as they mature.
4.
The [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, do not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the date hereof.

For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, I have executed this Certificate as of the date first written above.

[ ],

as [Borrower][American Parent]

By: Name:

Title:

EXHIBIT C-2

[FORM OF]

CANADIAN SOLVENCY CERTIFICATE

December 18, 2020 Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. This certificate is furnished pursuant to Section 4.01(i) of the Credit Agreement.

Solely in my capacity as a Financial Officer of the Canadian Parent and not individually (and without personal liability), I hereby certify, that as of the date hereof, after giving effect to the Loans made on the Closing Date:

1.
The property of the Canadian Parent is sufficient, if disposed of at a fairly conducted sale under legal process, to enable payment of all its obligations, due and accruing due.
2.
The Canadian Parent is able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities generally become due.

3.
The Canadian Parent and its Subsidiaries, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond the Canadian Parent’s and its Subsidiaries’, on a consolidated basis, ability to pay such debts and liabilities as they mature.
4.
The Canadian Parent and its Subsidiaries, on a consolidated basis, do not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the date hereof.

5.
The Canadian Parent has not ceased paying its current obligations in the ordinary course of business as they generally become due.

For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, I have executed this Certificate as of the date first written above.

TERRASCEND CORP.,

as Canadian Parent

By: Name:

Title:

EXHIBIT D

[FORM OF] COMPLIANCE CERTIFICATE

[●], 20[●]

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. This certificate is furnished pursuant to Section 5.02(a) of the Credit Agreement.

The undersigned, [●], hereby certifies, on behalf of myself and on behalf of the TerrAscend Corp. (the “Canadian Parent”), that (i) I am the duly elected [●] of the Canadian Parent, (ii) makes the certification in the first paragraph below as it pertains to the financial statements described in clause (i) thereof and (iii) makes the certifications in paragraphs two through four below.

The undersigned, [●], hereby certifies, on behalf of myself and on behalf of WDB Holdings Pa, Inc. (the “Borrower”), that (i) I am the duly elected [●] of the Borrower, (ii) makes the certification in the first paragraph below as it pertains to the financial statements described in clause (ii) thereof and (iii) makes the certifications in paragraphs two through four below.

1.
I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Schedule I, consisting of [(i) a consolidated balance sheet of the Canadian Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited and accompanied by a report and opinion of independent public accountants, which report and opinion have been prepared in accordance with generally accepted auditing standards to the effect that such consolidated financial statements present fairly in all material respects the financial condition, results of operations, Shareholders’ Equity and cash flows of the Canadian Parent and its Subsidiaries on a consolidated basis in accordance with IFRS consistently applied and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, in each case, prepared in cooperation by the management of the Borrower and an independent public accountant][(i) a consolidated balance sheet of the Canadian Parent and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Canadian Parent’s fiscal year then ended, and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended],5 in each case, setting forth in comparative form, as applicable, the figures for the [previous fiscal year][corresponding fiscal quarter of the previous fiscal year and the

5 Include first set of bracketed language for delivery of annual financial statements and include second set of bracketed language for delivery of quarterly financial statements.

corresponding portion of the previous fiscal year],6 which present fairly in all material respects the financial condition, results of operations, Shareholders’ Equity (with respect to the Canadian Parent only) and cash flows of the Canadian Parent and its Subsidiaries and the Borrower and its Subsidiaries, as applicable, on a consolidated basis in accordance with IFRS or GAAP, as applicable, consistently applied[, subject only to normal year-end audit adjustments and the absence of notes]7.

2.
Schedule II attached hereto sets forth the reasonably detailed calculations demonstrating compliance with Section 6.12.

3.
Schedule III attached hereto provides supplemental information pertaining to Collateral and property of the Loan Parties as required pursuant to Section 5.15(c).
4.
[No Default or Event of Default exists as of the date hereof.][As of the date hereof, there exists a [Default][Event of Default] pertaining to [●]].8

[Remainder of page intentionally blank]

6 Include first set of bracketed language for delivery of annual financial statements and include second set of bracketed language for delivery of quarterly financial statements.

7 Include bracketed language only for delivery of quarterly financial statements.

The foregoing certifications, together with [the computations set forth in Schedules II hereto and] the financial statements attached hereto as Schedule I and in support hereof, are made and delivered this day of , 20 .

WDB HOLDINGS PA, INC.,

as Borrower

By: Name:

Title:

TERRASCEND CORP.,

as Canadian Parent

By: Name:

Title:

Schedule I:

FINANCIAL STATEMENTS

[see attached]

FINANCIAL COVENANT CALCULATIONS

[see attached]

SUPPLEMENTAL INFORMATION PERTAINING TO COLLATERAL AND PROPERTY OF THE LOAN PARTIES

Exhibit A to Amendment No.7 dated as of ~~November [ ],~~December 5, 2023

CREDIT AGREEMENT

dated as of December 18, 2020 between

WDB HOLDING PA, INC.,

The LENDERS Party Hereto, and

ACQUIOM AGENCY SERVICES LLC,

as Administrative Agent and Collateral Agent SEAPORT GLOBAL SECURITIES LLC,

as Placement Agent

~~289311213 v1~~

TABLE OF CONTENTS

Page

~~ARTICLE I~~

~~DEFINITIONS~~

SECTION 1.01 Defined Terms 1

SECTION 1.02 Terms Generally 23

SECTION 1.03 Accounting Terms; Changes to GAAP 23

SECTION 1.04 Divisions 24

~~ARTICLE II~~

~~COMMITMENTS AND BORROWINGS~~

SECTION 2.01 Commitments 24

SECTION 2.02 Loans and Borrowings 24

SECTION 2.03 Borrowing Requests 25

SECTION 2.04 Funding of Borrowings 25

SECTION 2.05 Prepayments 25

SECTION 2.06 Termination of Commitments 27

SECTION 2.07 Repayment of Loans 27

SECTION 2.08 Interest 27

SECTION 2.09 Fees 28

SECTION 2.10 Evidence of Debt 28

SECTION 2.11 Payments Generally; Several Obligations of Lenders 29

SECTION 2.12 Sharing of Payments 30

SECTION 2.13 Increased Costs 30

SECTION 2.14 Taxes 31

SECTION 2.15 Mitigation Obligations; Replacement of Lenders 34

SECTION 2.16 Extension of Maturity Date 35

SECTION 2.17 Incremental Commitments 36

SECTION 2.18 Payment Protocols 38

~~ARTICLE III~~

~~REPRESENTATIONS AND WARRANTIES~~

SECTION 3.01 Existence, Qualification and Power 38

SECTION 3.02 Authorization; No Contravention 38

SECTION 3.03 Governmental Authorization; Other Consents 38

SECTION 3.04 Execution and Delivery; Binding Effect 38

SECTION 3.05 Financial Statements; No Material Adverse Effect 39

SECTION 3.06 Litigation 39

SECTION 3.07 No Default 39

SECTION 3.08 Property 39

SECTION 3.09 Taxes 40

SECTION 3.10 Disclosure 40

SECTION 3.11 Compliance with Laws, Etc 40

~~289311213 v1~~

SECTION 3.12 ERISA Compliance 41

SECTION 3.13 Environmental Matters 41

SECTION 3.14 Margin Regulations 42

SECTION 3.15 Investment Company Act 42

SECTION 3.16 Sanctions; Anti-Money Laundering; Anti-Corruption 42

SECTION 3.17 Solvency 42

SECTION 3.18 Collateral Documents 42

~~ARTICLE IV~~

~~CONDITIONS~~

SECTION 4.01 Closing Date 43

SECTION 4.02 Conditions to All Borrowings 46

~~ARTICLE V~~

~~AFFIRMATIVE COVENANTS~~

SECTION 5.01 Financial Statements 46

SECTION 5.02 Certificates; Other Information 47

SECTION 5.03 Quarterly Lender Calls 48

SECTION 5.04 Notices 48

SECTION 5.05 Preservation of Existence, Etc 49

SECTION 5.06 Maintenance of Properties 49

SECTION 5.07 Maintenance of Insurance 49

SECTION 5.08 Payment of Obligations 50

SECTION 5.09 Compliance with Laws 50

SECTION 5.10 Environmental Matters 50

SECTION 5.11 Books and Records 50

SECTION 5.12 Inspection Rights 50

SECTION 5.13 Use of Proceeds 51

SECTION 5.14 Sanctions; Anti-Money Laundering Laws; Anti-Corruption Laws 51

SECTION 5.15 Additional Guarantors and Collateral Matters. 51

SECTION 5.16 Post-Closing Obligations 52

~~ARTICLE VI~~

~~NEGATIVE COVENANTS~~

SECTION 6.01 Indebtedness 52

SECTION 6.02 Liens 54

SECTION 6.03 Fundamental Changes 57

SECTION 6.04 Dispositions 57

SECTION 6.05 Restricted Payments 58

SECTION 6.06 Investments 59

SECTION 6.07 Transactions with Affiliates 59

SECTION 6.08 Certain Restrictive Agreements 60

SECTION 6.09 Changes in Fiscal Periods 61

SECTION 6.10 Changes in Nature of Business 61

SECTION 6.11 Restriction on Use of Proceeds 61

~~289311213 v1~~

SECTION 6.12 Financial Covenants 61

SECTION 6.13 Sanctions; Anti-Corruption Use of Proceeds 61

SECTION 6.14 Federal Enforcement Priorities 62

~~ARTICLE VII~~

~~EVENTS OF DEFAULT~~

SECTION 7.01 Events of Default 62

SECTION 7.02 Application of Payments 64

~~ARTICLE VIII~~

~~AGENCY~~

SECTION 8.01 Appointment and Authority 65

SECTION 8.02 Merger or Consolidation 65

SECTION 8.03 Exculpatory Provisions 65

SECTION 8.04 Reliance by Agent 67

SECTION 8.05 Delegation of Duties 67

SECTION 8.06 Resignation of Agent 67

SECTION 8.07 Non-Reliance on Agent and Other Lenders 68

SECTION 8.08 No Other Duties 68

SECTION 8.09 Indemnity of the Agent 68

SECTION 8.10 Certain Rights of the Agent 69

SECTION 8.11 Agent May File Proofs of Claim 69

SECTION 8.12 Certain ERISA Matters 70

SECTION 8.13 Collateral and Guaranty Matter 71

SECTION 8.14 Credit Bidding 71

SECTION 8.15 Agent Actions 72

SECTION 8.16 Force Majeure 72

~~ARTICLE IX~~

~~MISCELLANEOUS~~

SECTION 9.01 Notices 72

SECTION 9.02 Waivers; Amendments 74

SECTION 9.03 Expenses; Indemnity; Damage Waiver 76

SECTION 9.04 Successors and Assigns 78

SECTION 9.05 Survival 81

SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution 81

SECTION 9.07 Severability 82

SECTION 9.08 Right of Setoff 82

SECTION 9.09 Governing Law; Jurisdiction; Etc 82

SECTION 9.10 WAIVER OF JURY TRIAL 83

SECTION 9.11 Headings 83

SECTION 9.12 Treatment of Certain Information; Confidentiality 83

SECTION 9.13 PATRIOT Act 84

SECTION 9.14 Interest Rate Limitation 84

SECTION 9.15 Payments Set Aside 84

~~289311213 v1~~

~~SECTION 9.16 No Advisory or Fiduciary Responsibility 84~~

~~SECTION 9.17 Acknowledgement Regarding Any Supported QFCs 85~~

~~SECTION 9.18 Judgment Currency 86~~

ARTICLE I

DEFINITIONS

SECTION 1.01 Defined Terms 1

SECTION 1.02 Terms Generally 25

SECTION 1.03 Accounting Terms; Changes to GAAP 26

SECTION 1.04 Divisions 26

ARTICLE II

COMMITMENTS AND BORROWINGS

SECTION 2.01 Commitments 26

SECTION 2.02 Loans and Borrowings 27

SECTION 2.03 Borrowing Requests 27

SECTION 2.04 Funding of Borrowings 27

SECTION 2.05 Prepayments 28

SECTION 2.06 Termination of Commitments 31

SECTION 2.07 Repayment of Loans 31

SECTION 2.08 Interest 31

SECTION 2.09 Fees 32

SECTION 2.10 Evidence of Debt 32

SECTION 2.11 Payments Generally; Several Obligations of Lenders 33

SECTION 2.12 Sharing of Payments 34

SECTION 2.13 Increased Costs 34

SECTION 2.14 Taxes 35

SECTION 2.15 Mitigation Obligations; Replacement of Lenders 38

SECTION 2.16 Extension of Maturity Date 39

SECTION 2.17 Incremental Commitments 40

SECTION 2.18 Payment Protocols 42

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01 Existence, Qualification and Power 42

SECTION 3.02 Authorization; No Contravention 42

SECTION 3.03 Governmental Authorization; Other Consents 42

SECTION 3.04 Execution and Delivery; Binding Effect 42

SECTION 3.05 Financial Statements; No Material Adverse Effect 43

SECTION 3.06 Litigation 43

SECTION 3.07 No Default 43

SECTION 3.08 Property 43

SECTION 3.09 Taxes 44

SECTION 3.10 Disclosure 44

SECTION 3.11 Compliance with Laws, Etc 44

~~289311213 v1~~

SECTION 3.12 ERISA Compliance 45

SECTION 3.13 Environmental Matters 45

SECTION 3.14 Margin Regulations 46

SECTION 3.15 Investment Company Act 46

SECTION 3.16 Sanctions; Anti-Money Laundering; Anti-Corruption 46

SECTION 3.17 Solvency 46

SECTION 3.18 Collateral Documents 46

ARTICLE IV

CONDITIONS

SECTION 4.01 Closing Date 47

SECTION 4.02 Conditions to All Borrowings 50

ARTICLE V

AFFIRMATIVE COVENANTS

SECTION 5.01 Financial Statements 50

SECTION 5.02 Certificates; Other Information 51

SECTION 5.03 Quarterly Lender Calls 52

SECTION 5.04 Notices 52

SECTION 5.05 Preservation of Existence, Etc 53

SECTION 5.06 Maintenance of Properties 53

SECTION 5.07 Maintenance of Insurance 53

SECTION 5.08 Payment of Obligations 54

SECTION 5.09 Compliance with Laws 54

SECTION 5.10 Environmental Matters 54

SECTION 5.11 Books and Records 54

SECTION 5.12 Inspection Rights 54

SECTION 5.13 Use of Proceeds 55

SECTION 5.14 Sanctions; Anti-Money Laundering Laws; Anti-Corruption Laws 55

SECTION 5.15 Additional Guarantors and Collateral Matters. 55

SECTION 5.16 Post-Closing Obligations 56

ARTICLE VI

NEGATIVE COVENANTS

SECTION 6.01 Indebtedness 56

SECTION 6.02 Liens 58

SECTION 6.03 Fundamental Changes 61

SECTION 6.04 Dispositions 61

SECTION 6.05 Restricted Payments 62

SECTION 6.06 Investments 63

SECTION 6.07 Transactions with Affiliates 64

SECTION 6.08 Certain Restrictive Agreements 64

SECTION 6.09 Changes in Fiscal Periods 65

SECTION 6.10 Changes in Nature of Business 65

SECTION 6.11 Restriction on Use of Proceeds 65

~~289311213 v1~~

SECTION 6.12 Financial Covenants 66

SECTION 6.13 Sanctions; Anti-Corruption Use of Proceeds 66

SECTION 6.14 Federal Enforcement Priorities 66

ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01 Events of Default 66

SECTION 7.02 Application of Payments 69

ARTICLE VIII

AGENCY

SECTION 8.01 Appointment and Authority 69

SECTION 8.02 Merger or Consolidation 70

SECTION 8.03 Exculpatory Provisions 70

SECTION 8.04 Reliance by Agent 71

SECTION 8.05 Delegation of Duties 71

SECTION 8.06 Resignation of Agent 72

SECTION 8.07 Non-Reliance on Agent and Other Lenders 72

SECTION 8.08 No Other Duties 73

SECTION 8.09 Indemnity of the Agent 73

SECTION 8.10 Certain Rights of the Agent 73

SECTION 8.11 Agent May File Proofs of Claim 74

SECTION 8.12 Certain ERISA Matters 74

SECTION 8.13 Collateral and Guaranty Matter 75

SECTION 8.14 Credit Bidding 76

SECTION 8.15 Agent Actions 76

SECTION 8.16 Force Majeure 76

ARTICLE IX

MISCELLANEOUS

SECTION 9.01 Notices 77

SECTION 9.02 Waivers; Amendments 79

SECTION 9.03 Expenses; Indemnity; Damage Waiver 80

SECTION 9.04 Successors and Assigns 82

SECTION 9.05 Survival 85

SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution 85

SECTION 9.07 Severability 86

SECTION 9.08 Right of Setoff 86

SECTION 9.09 Governing Law; Jurisdiction; Etc 86

SECTION 9.10 WAIVER OF JURY TRIAL 87

SECTION 9.11 Headings 87

SECTION 9.12 Treatment of Certain Information; Confidentiality 88

SECTION 9.13 PATRIOT Act 88

SECTION 9.14 Interest Rate Limitation 88

SECTION 9.15 Payments Set Aside 89

~~289311213 v1~~

SECTION 9.16 No Advisory or Fiduciary Responsibility 89

SECTION 9.17 Acknowledgement Regarding Any Supported QFCs 89

SECTION 9.18 Judgment Currency 90

~~289311213 v1~~

SCHEDULES

SCHEDULE 2.01 - Commitments and Lenders SCHEDULE 3.06 - Litigation

SCHEDULE 3.08 - Material Licenses SCHEDULE 5.16 - Post-Closing Obligations SCHEDULE 6.01 - Indebtedness SCHEDULE 6.02 - Liens

SCHEDULE 6.06 - Investments

SCHEDULE 6.07 - Transactions with Affiliates SCHEDULE 6.08 - Restrictive Agreements

EXHIBITS

EXHIBIT A - Assignment and Assumption

EXHIBIT B-1 - Form of U.S. Tax Compliance Certificate EXHIBIT B-2 - Form of U.S. Tax Compliance Certificate EXHIBIT B-3 - Form of U.S. Tax Compliance Certificate EXHIBIT B-4 - Form of U.S. Tax Compliance Certificate EXHIBIT C-1 - Form of US Solvency Certificate EXHIBIT C-2 - Form of Canadian Solvency Certificate EXHIBIT D - Form of Compliance Certificate

~~289311213 v1~~

CREDIT AGREEMENT dated as of December 18, 2020 (this “Agreement”), between WDB HOLDING PA, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto, and ACQUIOM AGENCY SERVICES LLC, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”).

The Borrower has requested that the Lenders extend credit to the Borrower, and the Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I DEFINITIONS

SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2023 IRS Payment Plan” shall mean the partial pay installment plan that Borrower and American Parent intend to enter into with the Internal Revenue Services in respect of state and federal taxes payable in respect of the fiscal year ending December 31, 2022 by Borrower and American Parent over an extended timeframe.

“Acquisition” means, as to any Person, the purchase or other acquisition (in one transaction or a series of transactions, including through a merger) of all of the Equity Interests of another Person or all or substantially all of the property, assets or business of another Person or of the assets constituting a business unit, line of business or division of another Person.

“Additional Lender” has the meaning specified in Section 2.16(d).

“Administrative Agency Fee Letter” means that certain letter agreement, dated as of the Closing Date, by and among the Canadian Parent and Acquiom Agency Services LLC, in its capacity as Administrative Agent and Collateral Agent, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Agent or such form provided by a Lender and otherwise acceptable to the Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Lender” means each Lender that is an Affiliate of any Loan Party.

“Agent” means Acquiom Agency Services LLC, in its capacity as Administrative Agent and Collateral Agent, as applicable, under any of the Loan Documents. For the avoidance of doubt, any reference herein or in any other Loan Document to the Administrative Agent (and any provision benefitting, or granting any right or power to, the Administrative Agent) shall, unless the context requires otherwise, be construed as a reference to (and provision benefitting, or granting any right or power to) the Administrative Agent and the Collateral Agent.

~~289311213 v1~~

“Agent’s Office” means the Agent’s address and, as appropriate, account as set forth in Section 9.01, or such other address or account as the Agent may from time to time notify to the Borrower and the Lenders.

“Agent Parties” has the meaning specified in Section 9.01(d)(ii).

“Agreement” has the meaning specified in introductory paragraph hereof.

“American Parent” means TerrAscend USA, Inc., a Delaware corporation.

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, the Corruption of Foreign Public Officials Act (Canada), or any other applicable anti- corruption or anti-bribery Laws.

“Anti-Money Laundering Laws” means applicable anti-money laundering Laws.

“Applicable Accounting Principles” means, subject to Section 1.03, (i) with respect to the Borrower and its Subsidiaries, GAAP, and (ii) with respect to the Canadian Parent, IFRS.

“Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.

“Applicable Percentage” means, with respect to any Lender, (a) on or prior to the Closing Date, the percentage of the total Commitments of all Lenders represented by such Lender’s Commitments at such time and (b) thereafter, the percentage of the total Outstanding Amount of Loans of all Lenders represented by the aggregate Outstanding Amount of Loans of such Lender at such time.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.04) or Preferred Assignee, as applicable, and accepted by the Agent, in substantially the form of Exhibit A or any other form approved by the Agent.

“Attributable Indebtedness” means, as of any date of determination, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with Applicable Accounting Principles, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with Applicable Accounting Principles if such lease were accounted for as a capital lease; provided, for avoidance of doubt, that Attributable Indebtedness shall not include any obligations in respect of operating leases (including operating leases recorded as right of use assets, and related lease liabilities in respect of operating leases).

“Basel III” means, collectively, those certain:

(a)
agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems,” “Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring” and “Guidance for National Authorities Operating the Countercyclical

Capital Buffer,” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(b)
the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and
(c)
any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Blocked Account” means the commercial deposit account established by the Borrower in respect of which the Agent will have exclusive control for withdrawal purposes pursuant to a Control Agreement.

“Borrower” has the meaning specified in the introductory paragraph.

“Borrower Financial Statements” means the unaudited consolidated financial statements of the Borrower and its Subsidiaries, in form and a substance reasonably acceptable to the Agent and the Lenders, as at and for the nine-month period ended September 30, 2020 furnished to the Agent and the Lenders on December 15, 2020.

“Borrower Materials” has the meaning specified in Section 9.01(e).

“Borrowing” means a borrowing consisting of simultaneous Loans.

“Borrowing Request” means a request for a Borrowing, which in each case shall be in such form as the Agent may approve, signed by a Responsible Officer of the Borrower.

“Business Day” means any day that is not a Saturday, Sunday or other day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions in such state are authorized or required by Law to close.

“Canadian Parent” means TerrAscend Corp., an Ontario corporation.

“Canadian Parent Financial Statements” means the annual financial statements of the Canadian Parent for the fiscal years ended December 31, 2019 and December 31, 2018 filed on SEDAR on April 23, 2020.

“Capitalized Lease” means each lease that has been or is required to be, in accordance with Applicable Accounting Principles, recorded as a capital lease or financing lease.

“Cash Equivalents” means:

(a)
direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America or Canada), in each case maturing within one year from the date of acquisition thereof;
(b)
investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from a Credit Rating Agency;
(c)
investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America, Canada or any state, province or territory thereof, as applicable, that has a combined capital and surplus and undivided profits of not less than $500,000,000;
(d)
fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and
(e)
money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA and Aaa (or equivalent rating) by at least two Credit Rating Agencies and (iii) have portfolio assets of at least $5,000,000,000.

“Casualty Event” shall mean any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any of its Subsidiaries.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which (a) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62-104 –Take- Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) beneficially owns, directly or indirectly, more than 50% or more of the Equity Interests of the Canadian Parent entitled to vote for members of the board of directors or equivalent governing body of the Canadian Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (b) any person or group of persons, acting jointly or in concert (as such expression is defined in National Instrument 62-104 – Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) acquires the power to direct, or cause the direction of, management, business or policies of the Canadian Parent, whether through the ability to exercise voting power, by contract or otherwise, (c) the American Parent ceases to directly own greater than 99.0% of the Equity Interests of the Borrower (except pursuant to a transfer of Equity Interests of the Borrower to another wholly-owned Subsidiary of the Canadian Parent in connection with which all such Equity Interests of the Borrower are pledged to the Agent for the benefit of the Lenders by such acquiring Subsidiary), (d) the Canadian Parent ceases to indirectly own 100% of the Equity Interests of the Borrower, or (e) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62- 104 – Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) succeed in having a sufficient number of nominees elected to the board of directors of the Canadian Parent that such nominees, when added to any existing director remaining on the board of directors of the Canadian Parent, will constitute a majority of the board of directors of the Canadian Parent.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 9.02.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means, collectively, the “Collateral” as defined in the Pledge and Security Agreement and the Collateral Assignments.

“Collateral Assignments” means Collateral Assignments (as such Collateral Assignments may be amended, supplemented or otherwise modified from time to time), entered into or to be entered into, as the context requires, by the Loan Parties party thereto in favor of the Agent, assigning each Loan Party’s (other than either Parent Guarantor’s) rights under the Collateral identified therein.

“Collateral Documents” means the Pledge and Security Agreement, the Collateral Assignments, any mortgages or other documents delivered pursuant to the Material Real Property Requirement, and all security agreements, intellectual property security agreements, control agreements, financing statements (together with any schedules the Agent requests that the Borrower includes to itemize state and common law trademarks included as Collateral), and other instruments and documents required to be delivered by a Loan Party in connection with any of the foregoing or pursuant to Section 5.15.

“Commitments” mean the Initial Commitments and the Incremental Commitments.

“Communications” has the meaning specified in Section 9.01(d)(ii).

“Compliance Certificate” has the meaning specified in Section 5.02(a).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means for any period, Consolidated Net Income for such period,

plus,

without duplication and to the extent deducted in determining Consolidated Net Income for such period, the sum of (a) interest expense (including, without limitation, any interest component in respect of lease obligations, right of use assets and any revaluation thereof), (b) provision for taxes based on income and deferred tax obligations, (c) depreciation expense, (d) amortization expense, (e) unusual or non-

recurring charges, expenses or losses, provided that amounts pursuant to this clause

(e) shall not exceed 15% of Consolidated EBITDA for each quarter (such 15% cap to be calculated prior to giving effect to this clause (e)), and (f) unrealized losses on changes in fair value of biological assets, (g) fair value changes in biological assets included in inventory sold, (h) other non-cash charges, expenses or losses (excluding any such non-cash charge to the extent it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period, but including purchase accounting adjustments under ASC 805 under GAAP), (i) impairments, (j) restructuring costs, (k) purchase accounting adjustments, (l) financing transaction costs, (m) share based compensation, (n) revaluation of warrants and derivative liabilities, (o) unrealized loss on investments,

(p) expenses and payments that are covered by indemnification, reimbursement, guaranty or purchase price adjustment provisions in any agreement entered into by Borrower or any of its Subsidiaries to the extent such expenses and payments have been reimbursed pursuant to the applicable indemnity, guaranty or acquisition agreement in such period or an earlier period if not added back to Consolidated EBITDA in such earlier period, and (q) transaction integration costs in connection with any Acquisition or other permitted Investment; provided that the aggregate amount of add-backs permitted to be made pursuant to this clause (q) in any two fiscal quarter period shall not exceed $2,000,000, minus,

without duplication and to the extent included in determining Consolidated Net Income for such period, the sum of (i) unusual or non-recurring gains and non-cash income, (ii) any other noncash income or gains increasing Consolidated Net Income for such period (excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash charge in any prior period), (iii) unrealized gains on changes in fair value of biological assets, and (iv) any gains realized from the disposition of property outside of the ordinary course of business, all as determined on a consolidated basis.

For the purpose of calculating Consolidated EBITDA for any period, if during such period the Borrower or any Subsidiary shall have consummated an Acquisition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Acquisition occurred on the first day of such period.

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the most recently ended two fiscal quarter period (multiplied by two) to

(b) Consolidated Interest Expense for the most recently ended two fiscal quarter period (multiplied by two); provided that, for the period ending September 30, 2023 and for any subsequent date of determination, the Consolidated Interest Coverage Ratio shall be calculated giving pro forma effect to the Lodi and Maplewood Transaction as if such transaction occurred on the first day of the period ended on or before the occurrence of such event.

“Consolidated Interest Expense” means annualized total sum of (a) cash interest expense (including that attributable to Capitalized Leases) and (b) any interest component (cash or otherwise) of lease obligations, right of use assets and any revaluation thereof to the extent such interest component is included in clause (a) of the definition of Consolidated EBITDA, net of (c) total cash interest income of the Borrower and its Subsidiaries on a consolidated basis for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts in respect of interest rates to the extent that such net costs are allocable to such period).

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated EBITDA for the most recently ended two fiscal quarter period (multiplied by two).

“Consolidated Net Income” means, for any period, the consolidated net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or requirement of Law applicable to such Subsidiary.

“Consolidated Total Debt” means, as of any date of determination, the aggregate balance sheet amount of all Indebtedness of the Borrower and its Subsidiaries (or, if higher, the par value or stated face amount of all such Indebtedness (other than zero coupon Indebtedness)) on a consolidated basis as of such date.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings analogous thereto.

“Control Agreement” shall mean, with respect to any deposit account or securities account, an agreement, in form and substance reasonably satisfactory to the Agent and the Loan Party maintaining such account, among the Agent, the financial institution or other Person at which such account is maintained and the Loan Party maintaining such account, effective to grant “control” (within the meaning of Articles 8 and 9 under the applicable UCC jurisdiction) over such account to the Agent.

“Controlled Substances Act” means Title 21 of the United States Code, as amended from time to time.

“CRC Approval” means approval by the New Jersey Cannabis Regulatory Commission to the change of ownership of the Lodi Assets and the Maplewood Assets.

“Credit Rating Agency” means a nationally recognized credit rating agency that evaluates the financial condition of issuers of debt instruments and then assigns a rating that reflects its assessment of the issuer’s ability to make debt payments.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, arrangement, rearrangement, receivership, insolvency, reorganization, or similar laws providing debtor relief or otherwise affecting the enforcement of creditors’ rights generally, including any proceeding under corporate law or other law whereby a corporation seeks a stay or a compromise of the claims of its creditors against it, of the United States, Canada, or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate (before as well as after judgment) equal to (a) with respect to overdue principal, the applicable interest rate plus 2.00% per annum and (b) with respect to any other overdue amount (including fees and overdue interest), the interest rate applicable to Loans plus 2.00% per annum.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Equity Interest” means any Equity Interest that, by its terms (or the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control (including a Change of Control) or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control (including a Change of Control) or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one days after the Maturity Date; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of the Borrower or any Subsidiary or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability.

“Dollar” and “$” mean lawful money of the United States.

“Earn-Out” shall mean, with respect to an acquisition of any assets or property by the Borrower or any of its Subsidiaries constituting an acquisition of all or substantially all of the assets of, or any business line, unit or division of, any Person or any facility, or of a majority of the outstanding Equity Interests of any Person, that portion of the purchase consideration therefor and that portion of all other payments and liabilities (whether payable in cash or by exchange of Equity Interests or of any property or otherwise), directly or indirectly, payable by any Loan Party in exchange for, or as part of, or in connection with, such acquisition that is deferred for payment to a future time after the consummation of such acquisition, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any person or business but excluding any working capital or purchase price adjustments.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.04(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 9.04(b)(iii)).

“Environmental Laws” means any and all federal, state, provincial, territorial, local, and foreign statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions, including all common law, relating to pollution or the protection of health, safety or the environment, natural resources, or the release of any materials into the environment, including those related to Hazardous Materials, air emissions, discharges to waste or public systems and health and safety matters.

“Environmental Liability” means any liability or obligation, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly, resulting from or based upon (a) actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, disposal or permitting or arranging for the disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement or operation of law pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means, as to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure by the Borrower or any ERISA Affiliate to satisfy the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (c) the incurrence by the Borrower or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations with respect to a Pension Plan within the meaning of Section 4062(e) of ERISA; (d) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is “insolvent” (within the meaning of Section 4245 of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA);

(i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (j) the engagement by the Borrower or any ERISA Affiliate in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (k) the imposition of a lien upon the Borrower pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that could result in the posting of bond or security under Section 436(f)(1) of the Code.

“Event of Default” has the meaning specified in Article VII.

“Excluded Accounts” means the following deposit accounts: (a) accounts holding solely cash collateral for a third party that constitutes a Lien permitted under Section 6.02 hereof, and (b) accounts with amounts on deposit (in cash or Cash equivalents) that do not exceed an average daily balance of

$300,000 individually and $500,000 for all such accounts in the aggregate at any one time. For the avoidance of doubt, the Blocked Account shall not be considered an Excluded Account.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case,

(i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender,

U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which

(i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.15(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(g), (d) Taxes that would not have been imposed but for such Recipient (i) not dealing at “arm’s length” (for purposes of the ITA) with a Loan Party, or (ii) being a “specified shareholder” (as defined in subsection 18(5) of the ITA) of a Loan Party or not dealing at arm’s length with any such specified shareholder, except where the non-arm’s length relationship arises or where the Recipient is (or is deemed to be) a specified shareholder of any Loan Party or does not deal at arm’s length with a specified shareholder of any Loan Party, solely on account of the Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or enforced this Agreement or any other Loan Document, (e) any withholding Taxes imposed under FATCA and (f) Other Connection Taxes.

“Existing Maturity Date” has the meaning specified in Section 2.16(a).

“Extending Lender” has the meaning specified in Section 2.16(b).

“Facility” means the Initial Facility and each Incremental Facility.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%.

“Federal Marijuana Law” means any U.S. federal laws, civil, criminal or otherwise, that are directly or indirectly related to the cultivation, harvesting, production, marketing, labeling, warning, instructing about, distribution, sale and possession of cannabis, Marijuana or related substances or products containing cannabis, Marijuana or related substances, including the prohibition on drug trafficking under the Controlled Substances Act (21 U.S.C. § 801, et seq.), the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18

U.S.C. §§ 1956, 1957 and 1960.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States.

“Fee Letters” means the Administrative Agency Fee Letter and the Placement Agent Fee

Letter.

“Financial Covenants” means those financial covenants set forth in Section 6.12.

“Financial Officer” means, as to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

“Foreign Lender” means any Lender or Agent that is not a “U.S. Person”.

“Foreign Plan” means any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any Subsidiary with respect to employees employed outside the United States (other than any governmental arrangement).

“Fourth Amendment Effective Date” has the meaning specified in the Amendment No.4 to the Credit Agreement dated March 15, 2023 among the Borrower, the Loan Parties party thereto and the Agent.

“Fulton Property” means the real property located at 3786 N. Hess Road, Waterfall, Fulton County, PA 16689.

“Fulton Property Financing” shall mean that certain Indebtedness owed to ~~Stearns Bank~~ any Fulton Property Lender in an aggregate principal amount not exceeding $~~25~~30,000,000 ~~at any time outstanding secured~~on terms and conditions approved by Required Lenders; provided that Required Lenders have approved the ~~Fulton Property Financing~~terms set forth on the term sheet with Needham Bank provided to Required Lenders prior to the Seventh Amendment Effective Date; and provided further that any other financing on the Fulton Property Collateral. shall be approved by Required Lenders if it is in an amount not exceeding $30,000,000 and otherwise satisfies the requirements of 6.01(q)(ii) and (iii).

“Fulton Property Financing Collateral” shall mean the following, each granted by Ilera Healthcare LLC in favor of ~~Stearns Bank, which secures the~~any Fulton Property Lender pursuant to the Fulton Property Financing Documents: (a) the Real Property, Rents, and Personal Property or other similar terms each defined or otherwise referenced in ~~that certain Mortgage with respect to the~~any Fulton Property Financing Documents, (b) the Collateral as defined in ~~that certain Commercial Security Agreement by and~~any Fulton Property Financing Document between Ilera Healthcare LLC and ~~Stearns Bank~~any Fulton Property Lender, (c) all equipment located at or used in the operations of the Fulton Property, (d) that certain cannabis license as to the operations of the Fulton Property, and (e) all products and proceeds of the foregoing.

“Fulton Property Financing Documents” shall mean ~~the following, each with respect to the Fulton Property and the Fulton Property Financing, (a)~~ that certain Mortgage by Ilera Healthcare LLC in favor of ~~Stearns Bank, (b) that certain Business Loan Agreement, between Ilera Healthcare LLC and Stearns Bank, (c) that certain Assignment of Rents by Ilera Healthcare LLC in favor of Stearns Bank, (d) that certain Commercial Security Agreement by Ilera Healthcare LLC in favor of Stearns Bank and all agreements, instruments, reports,~~the Fulton Property Lender and each security agreement and other ~~documentation~~documents entered into in connection with the ~~foregoing~~Fulton Property Financing each in form and substance reasonably satisfactory to Required Lenders.

“Fulton Property Lender” means Stearns Bank, Needham Bank or any other lender or financial institution or investor providing refinancing replacement indebtedness on terms that satisfy the requirements set forth in the definition of “Fulton Property Financing”.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities.

“GAAP” means, subject to Section 1.03, United States generally accepted accounting principles as in effect as of the date of determination thereof.

“Governmental Authority” means the government of the United States of America, the government of Canada, including Health Canada, or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means each Parent Guarantor, each Subsidiary Guarantor and each other Person that guarantees all or any part of the Obligations.

“Guaranty Agreement” means a Guaranty Agreement, in form and substance reasonably satisfactory to the Agent, dated as of the date hereof, made by each Subsidiary of the Borrower and each of the Parent Guarantors in favor of the Agent for the benefit of the Lenders, guaranteeing the Obligations, as such Guaranty Agreement may be amended, supplemented or modified from time to time.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and other substances, materials, or wastes of any nature capable of causing harm to human health or the environment, or which are regulated under or with respect to which liability or standards of conduct are imposed pursuant to any Environmental Law.

“ICR Credit” means (a) beginning December 6, 2023, $4,800,000, and (b) beginning April 30, 2024, $8,000,000; provided that, if the Borrower fails to prepay the Loans on the applicable dates required pursuant to Section 2.05(b)(viii) or 2.05(b)(ix), $0.

“ICR Period” means, commencing with the fiscal quarter ending on September 30, 2023, any period during which the Consolidated Interest Coverage Ratio has declined below 2.00:1.00 as demonstrated by the Compliance Certificate delivered together with financial statements pursuant to Sections 5.01(a) and (b). An ICR Period shall end (i) upon the Consolidated Interest Coverage Ratio being greater than or equal to 2.00:1.00 as of the last day for each of two (2) consecutive fiscal quarters as demonstrated by the Compliance Certificate delivered together with the financial statements pursuant to Section 5.02(a), or (ii) upon the prepayment of outstanding Loans on a pro rata basis by Borrower causing the Consolidated Interest Coverage Ratio as of the last day of each two (2) consecutive fiscal quarters, calculated on a pro forma basis for each such fiscal quarter after giving effect to such prepayment, to be greater than or equal to 2.00:1.00. For the avoidance of doubt, the Borrower may elect to apply the funds on deposit in the Blocked Account (and the Agent shall authorize the release the funds from the Blocked Account for such purpose) to prepay outstanding Loans in accordance with the foregoing.

“ICR Required Payment Amount” means the difference between (a) the Consolidated EBITDA that would be required to cause the Consolidated Interest Coverage Ratio to equal 2.00:1.00 and

(b) the actual Consolidated EBITDA, in each case as of the last day of the fiscal quarter ending immediately prior to the commencement of the ICR Period or the immediately preceding fiscal quarter during the ICR Period, as applicable, less the ICR Credit.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“Incremental Commitment” has the meaning specified in Section 2.17(a).

“Incremental Commitment Effective Date” has the meaning specified in Section 2.17(c).

“Incremental Facility” means the Incremental Commitments and all Borrowings thereunder.

“Incremental Lender” has the meaning specified in Section 2.17(b).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with Applicable Accounting Principles:

(a)
all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)
all direct or contingent obligations of such Person (i) arising under letters of credit (including standby and commercial) securing financing accommodation, bankers’ acceptances and bank guaranties, (ii) arising under surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person and (iii) in connection with any Earn-Out including, without limitations, the Buyer’s obligations to pay the Final Payment (as defined in the Purchase Agreement) but only to the extent that the amount of such Earn-Out is a definitive and binding obligation and is no longer contingent;
(c)
net obligations of such Person under any Swap Contract;
(d)
all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);
(e)
indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)
all Attributable Indebtedness;
(g)
all obligations of such Person in respect of Disqualified Equity Interests; and
(h)
all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Indebtedness of any Person for purposes of clause (e) that is expressly made non-recourse or limited-recourse (limited solely to the assets securing such Indebtedness) to such Person shall be deemed to be equal to the lesser of (i) the aggregate principal amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning specified in Section 9.03(b).

“Information” has the meaning specified in Section 9.12.

“Initial Commitment” means with respect to each Lender, the commitment of such Lender to make a Loan on the Closing Date in the amount of such Lender’s Initial Commitment set forth on Schedule 2.01, as such commitment shall be terminated pursuant to Section 2.06.

“Initial Facility” means the Initial Commitments and all Borrowings thereunder.

“Initial Lender” means each Person listed on Schedule 2.01.

“Initial Loan” means a loan made by an Initial Lender to the Borrower pursuant to Section

2.01 of this Agreement.

“Intellectual Property” means any trademarks, service marks, and any other identifiers of source or origin, trade names, domain names, copyrights, patents, industrial designs, trade secrets, know- how and all other intellectual property rights and similar or equivalent rights anywhere in the world.

“Interest Payment Date” means the last Business Day of each March, June, September and December and the Maturity Date, commencing with March 31, 2021.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor incurs Indebtedness of the type referred to in clause (h) of the definition of “Indebtedness” in respect of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any returns or distributions of capital or repayment of principal actually received in case by such Person with respect thereto.

“IRS” means the United States Internal Revenue Service.

“Joinder Agreement” means a joinder or similar agreement entered into by any Person (including any Lender) under Section 2.17 pursuant to which such Person shall provide an Incremental Commitment hereunder and (if such Person is not then a Lender) shall become a Lender party hereto.

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Legalized Marijuana State” means any U.S. state, territory, or locality whose Requirements of Law permit or authorize any form of Marijuana Activities.

“Lenders” means the Initial Lender and any other Person that shall have become party hereto pursuant to an Assignment and Assumption or a Joinder Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Liquidity” means, as of any date of determination, the sum of (a) the amount of cash and Cash Equivalents of the Borrower and the Subsidiaries that is held in a deposit account or a securities account, as applicable, pledged in favor of the Agent pursuant to the Pledge and Security Agreement and, with effect from the date a Control Agreement in respect of such account is required to be delivered pursuant to this Agreement, subject to a Control Agreement, (b) up to $2,500,000 of cash that is, as of such date, held on-site or in transit from a dispensary location of the Borrower or one of its Subsidiaries to a bank to be deposited in a deposit account that is, with effect from the date a Control Agreement in respect of such account is required to be delivered pursuant to this Agreement, subject to a Control Agreement, so long as such cash is being held and/or transited in the ordinary course and consistent with past practices of the Borrower and its Subsidiaries and is expected to be deposited in such account within no more than five (5) Business Days and (c) any commitments for loans which constitute Indebtedness permitted under this Agreement and are available to be drawn by the Borrower or any of its the Subsidiaries, it being understood that such amount shall exclude any cash or Cash Equivalents identified on a balance sheet as “restricted” (other than cash restricted in favor of the Agent and the Lenders).

“Loan” means an Initial Loan and any loan under an Incremental Facility made pursuant to Section 2.17.

“Loan Documents” means, collectively, this Agreement, the Guaranty Agreement, the Pledge and Security Agreement, any Joinder Agreement, the Collateral Assignments, any promissory notes issued pursuant to Section 2.10(b), the Fee Letters, the Perfection Certificate, and any other agreements, instruments, certificates, reports or other documents entered into in connection herewith.

“Loan Party” means Borrower and each Guarantor.

“Lodi Assets” means the assets comprising the alternative treatment center located at 200 Route 17 South, Lodi, NJ 07644, which provides medical and adult-use cannabis products, cannabis support and services, cannabis accessories, and the sale of other non-cannabis products to individuals over the age of 21 and medical marijuana patients in the state of New Jersey.

“Lodi and Maplewood Transaction” means the series of transactions in which TerrAscend NJ LLC, a New Jersey corporation contributes its interest in the Lodi Assets and the Maplewood Assets to Newco.

“Make-Whole Amount” means as of the date of the applicable prepayment, an amount equal to the excess of (i) the present value at the prepayment date, refinancing date or acceleration date of

(1) the principal amount of such Loans on the No Call Expiration Date, plus (2) all required remaining scheduled interest payments due on such Loans from such prepayment date, refinancing date or acceleration date through the No Call Expiration Date, assuming that the rate of interest will be equal to the rate of interest in effect on the date of notice of prepayment, refinancing or acceleration, other than accrued but unpaid interest to such prepayment, refinancing or acceleration date, computed using a discount rate equal to the Treasury Rate plus 50 basis points per annum discounted on a semi-annual bond equivalent basis, plus (3) the Prepayment Premium payable as if such prepayment, refinancing or acceleration occurred on the day immediately following the No Call Expiration Date, over (ii) the outstanding principal amount of such Loan as at the applicable date.

“Maplewood Assets” means the assets comprising the alternative treatment center located at 1865 Springfield Ave, Maplewood, NJ 07040, which provides medical and adult-use cannabis products, cannabis support and services, cannabis accessories, and the sale of other non-cannabis products to individuals over the age of 21 and medical marijuana patients in the state of New Jersey.

“Margin Stock” means margin stock within the meaning of Regulations T, U and X.

“Marijuana” means “marihuana” as defined in the Controlled Substances Act, its consituents and any compound, mixture, preparation, substance or product derived therefrom.

“Marijuana Activities” means those activities that include, but are not limited to, (a) the acquisition, cultivation, manufacture, extraction, testing, inspection, possession, sale (at retail or wholesale), dispensing, donation, distribution, transportation, packaging, labeling, warning, instructing about, monitoring, reporting or disposing of Marijuana and (b) activities by which a Person receives, holds, transfers (in exchange for any form of value, by gift or otherwise), deposits or distributes monetary proceeds from the sale of Marijuana.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; or (b) a material adverse effect on (i) the ability of the Borrower or either of the Parent Guarantors to perform its Obligations, (ii) the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party, (iii) the rights, remedies and benefits available to, or conferred upon, the Agent or any Lender under any Loan Documents or (iv) the validity, perfection or priority of a Lien in favor of Agent for the benefit of the Lenders on a material portion of the Collateral.

“Material License” means any license, permit, approval, entitlement, consent, agreement or similar permission from a Governmental Authority that is required for Borrower or any of its Subsidiaries to conduct Marijuana Activities (for which it is actually conducting such Marijuana Activities) in a specific state, territory, geographic region, and/or local jurisdiction. For purposes of this definition only, neither the

U.S. Federal government nor any agency thereof shall constitute a Governmental Authority.

“Material Real Property” means any parcel or related parcels of real property with a fair market value in excess of $2,500,000; provided that, notwithstanding the foregoing or anything to the contrary in the Loan Documents, the Fulton Property shall not be considered “Material Real Property” for the purposes of the Loan Documents or any other purpose.

“Material Real Property Requirement” means, with respect to any Material Real Property owned by the Borrower or any of its Subsidiaries, the requirement that (a) the Borrower or applicable Subsidiary Guarantor execute and deliver to the Agent a mortgage in form and substance reasonably acceptable to the Agent, (b) the Borrower or the applicable Subsidiary Guarantor deliver a mortgagee title policy (or binding pro forma therefor) covering Agent’s interest under the applicable mortgage, in form and amount and by a title insurer reasonably acceptable to the Agent, and such title policy shall include endorsements as reasonably requested by Agent and to be fully paid and subject to no other conditions on such effective date, (c) such assignments of leases, estoppel letters, attornment agreements, consents, waivers and releases as Agent may reasonably require with respect to other Persons having an interest in the such Material Real Property, (d) unless Agent otherwise agrees, either (i) a current, as-built survey of the Material Real Property, meeting the 2016 minimum standard detail requirements for ALTA/ACSM land title surveys, including, but not limited to, (w) a metes-and-bounds property description, (x) a flood plain certification, (y) certification by a licensed surveyor reasonably acceptable to Agent and (z) any other optional table A items as reasonably requested by Agent or (ii) existing surveys with respect to a particular piece of Material Real Property that are in the possession of the Borrower or the applicable Subsidiary accompanied by a no-change survey affidavit, or similar document, in form and substance sufficient for a title insurer to issue any applicable survey related endorsement coverage as reasonably requested by Agent; and (e) flood zone determinations and, if the Material Real Property is within a special flood hazard area, an acknowledged borrower notice, and flood insurance in compliance (including as to amount) with all applicable flood insurance Laws and in a commercially reasonable amount, with endorsements and by an insurer reasonably acceptable to Agent.

“Maturity Date” means December 18, 2024 subject to extension in accordance with Section 2.16 (except that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day).

“Maximum Rate” has the meaning specified in Section 9.14.

“Mississauga Disposal” shall mean the Disposition by the Canadian Parent of the building located at 3610 Mavis Road, Mississauga, Ontario, Canada.

“Mississauga Property” means the building located at 3610 Mavis Road, Mississauga, Ontario, Canada.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, during the preceding five plan years has made or been obligated to make contributions, or has any liability.

“Multiple Employer Plan” means a Plan with respect to which the Borrower or any ERISA Affiliate is a contributing sponsor, and that has two or more contributing sponsors at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” shall mean with respect to any Disposition or Casualty Event, the proceeds consisting of cash and Cash Equivalents, net of (i) selling expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar taxes and the Borrower’s good faith estimate of income taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with Applicable Accounting Principles, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Disposition (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); provided that that any non-cash consideration received in connection with any transaction, which is subsequently converted to cash or Cash Equivalents, shall become Net Cash Proceeds only at such time as it is so converted; provided further that if (x) subject to no Event of Default having occurred and be continuing, the Borrower notifies the Agent within ten Business Days of receiving such Net Cash Proceeds that it intends to reinvest such proceeds in assets of a kind used or usable in the business of the Borrower and its Subsidiaries reinvests such proceeds in assets of a kind used or usable in the business of the Borrower and its Subsidiaries and (y) either (I) the Borrower consummates any such reinvestment within 180 days of receipt of such proceeds or (II) if the Borrower or applicable Subsidiary enters into a contractual obligation to reinvest such Net Cash Proceeds within 180 days following receipt thereof, within 365 days following receipt thereof, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 180-day period (or 365 day period, if applicable), at which time such proceeds shall be deemed to be Net Cash Proceeds.

“Net Sale Proceeds” shall mean, with respect to the Mississauga Disposal, the proceeds consisting of cash and Cash Equivalents, net of (i) selling expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar taxes and the Canadian Parent’s good faith estimate of income taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with Applicable Accounting Principles, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Disposal (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Sale Proceeds); provided that that any non-cash consideration received in connection with any transaction, which is subsequently converted to cash or Cash Equivalents, shall become Net Sale Proceeds only at such time as it is so converted, and (iii) any amount required to repay and satisfy in full any indebtedness or other obligations secured by the Mississauga Property.

“Newco” means APOTHECARIUM DISPENSING LLC, a New Jersey limited liability company, a Subsidiary of the Borrower formed for the purposes of owning the Lodi Assets and the Maplewood Assets.

“No Call Expiration Date” means the date that is the 30 month anniversary of the Closing

Date.

“Non-Extending Lender” has the meaning specified in Section 2.16(b).

“Notice Date” has the meaning specified in Section 2.16(b).

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Borrower.

“OFAC” has the meaning specified in Section 3.16(a).

“OID” has the meaning specified in Section 2.09(c).

“Organizational Documents” means (a) as to any corporation or unlimited liability company, the charter or certificate or articles of incorporation or amalgamation, as applicable, and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction),

(b) as to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement and (c) as to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.15(b)).

“Outstanding Amount” means, with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date.

“Parent Guarantors” means each of the Canadian Parent and the American Parent.

“Participant” has the meaning specified in Section 9.04(d).

“Participant Register” has the meaning specified in Section 9.04(d).

“PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is subject to the provisions Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4062 or Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Perfection Certificate” means a certificate, dated as of the date hereof, regarding the property and assets owned by the Loan Parties, in form and substance reasonably acceptable to the Agent, as such certificate may be supplemented from time to time pursuant to the terms of this Agreement and the Pledge and Security Agreement.

“Permitted Acquisition” means the purchase or other acquisition of all or substantially all of the business, a line of business or a business unit (whether by the acquisition of Equity Interests, assets or any combination thereof) of any Person that, upon the consummation thereof, will be a Wholly-Owned Subsidiary (including, without limitation, as a result of a merger, amalgamation or consolidation) and the purchase or other acquisition by the Borrower or any Subsidiary of all or substantially all of the property and assets of any Person (including any Investment which serves to increase the Borrower’s or its Subsidiary’s respective equity ownership in any Subsidiary); provided that, with respect to each purchase or other acquisition made pursuant to SECTION 6.06(g), such purchase or other acquisition shall be approved by the target’s Board of Directors; and provided, further that:

(a)
the Borrower and its Subsidiaries and any such newly created or acquired Subsidiary shall comply with any applicable requirements of ~~SECTION 5.15~~SECTION 5.15;
(b)
immediately before and after giving before and after giving effect to such purchase or other acquisition, no Event of Default shall have occurred and be continuing; and

(c)
with respect to any transaction involving total consideration of more than

$10,000,000, the Borrower shall have provided the Agent (for distribution to the Lenders) at least five Business Days prior to the date of consummation of such transaction (i) a reasonably detailed description of all material information relating thereto and copies of all material documentation (or substantially final drafts of) pertaining to such transaction and (ii) to the extent provided to the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition, available financial statements of the target prepared within the previous twelve (12) month period.

“Permitted Sale and Leaseback Transaction” means the sale by the Borrower of the Fulton Property to a bona fide third party purchaser and thereafter the lease of the Fulton Property by the Borrower or a Subsidiary thereof from such purchaser for use for substantially the same purpose or purposes as the Borrower was using the real property for at the time of the sale.

“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Placement Agent” means Seaport Global Securities LLC.

“Placement Agent Fee Letter” means the letter agreement, dated October 8, 2020, between the Canadian Parent and the Placement Agent.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of the Borrower or any Subsidiary, or any such plan to which the Borrower or any Subsidiary is required to contribute on behalf of any of its employees or with respect to which the Borrower has any liability.

“Platform” means Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system.

“Pledge and Security Agreement” means a Pledge and Security Agreement, in form and substance reasonably satisfactory to the Agent, dated as of the date hereof, made by, the Borrower, each Subsidiary of the Borrower and the American Parent in favor of the Agent for the benefit of the Lenders securing the Obligations, as such Pledge and Security Agreement may be amended, supplemented or modified from time to time.

“Pledged Collateral” has the meaning specified in the Pledge and Security Agreement.

“Preferred Assignee” means any Person that is designated by the Borrower in writing and meets the requirements to be an assignee under Section 9.04(b)(v)(A) and (vi).

“Prepayment Notice” means a notice by the Borrower to prepay Loans, which shall be in such form as the Agent may approve.

“Prepayment Premium” has the meaning specified in Section 2.05(d)(i)(B).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning specified in Section 9.01(e).

“Purchase Agreement” means that certain Securities Purchase and Exchange Agreement, dated as of August 1, 2019 as amended as of December 27, 2019 and September , 2020 (as further amended, supplemented, restated or otherwise modified from time to time), by and among (i) the Canadian Parent,

(ii) the Borrower, as buyer, (iii) Ilera Holdings LLC, Mera I LLC and Mera II LLC, as sellers (the “Sellers”), and (iv) Osagie Imasogie, as sellers’ agent (the “Sellers’ Agent”).

“Purchase Money Obligation” shall mean, for any person, the obligations of such person in respect of Indebtedness incurred for the purpose of financing all or any part of the purchase price of any fixed or capital assets or the cost of installation, construction or improvement of any fixed or capital assets and any refinancing thereof, provided, however, that such Indebtedness is incurred within one hundred eighty (180) days after the acquisition, installation, construction, repair, replacement, exchange or improvement of such fixed or capital assets by such person.

“Recipient” means (a) the Agent or (b) any Lender, as applicable.

“Register” has the meaning specified in Section 9.04(c).

“Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.

“Required Lenders” means, at any time, Lenders having Loans representing more than 50% of the aggregate Outstanding Amount of Loans of all Lenders at such time; provided that, notwithstanding anything to the contrary contained in this Agreement, the aggregate Outstanding Amount of Loans held by Lenders that are Affiliated Lenders shall be excluded for purposes of making a determination of Required Lenders.

“Requirements of Law” means all Laws (including Environmental Laws), excluding (a) Federal Marijuana Law to the extent its then effective provisions forbid or restrict the conduct of Marijuana Activities and (b) any other U.S. federal law which by extension would be violated solely because a Marijuana Activity violates the then effective provisions of any Federal Marijuana Law.

“Resignation Effective Date” has the meaning specified in Section 8.06(a).

“Responsible Officer” means (a) the chief executive officer, president, executive vice president or a Financial Officer of the Borrower, (b) solely for purposes of the delivery of incumbency certificates and certified Organizational Documents and resolutions pursuant to Section 4.01, any vice president, secretary or assistant secretary of the Borrower and (c) solely for purposes of Borrowing Requests, prepayment notices and notices for Commitment terminations or reductions given pursuant to Article II, any other officer or employee of the Borrower so designated from time to time by one of the officers described in clause (a) in a notice to the Agent (together with evidence of the authority and capacity of each such Person to so act in form and substance satisfactory to the Agent). Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to such Person’s shareholders, partners or members (or the equivalent Persons thereof).

“Sanctions” has the meaning specified in Section 3.16(a).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“SEDAR” means the System for Electronic Document Analysis and Retrieval (SEDAR) administered by the Canadian Securities Administrators and available at www.sedar.com.

“Sellers” has the meaning specified in the definition of “Purchase Agreement”.

“Sellers’ Agent” has the meaning specified in the definition of “Purchase Agreement”.

“Seventh Amendment Effective Date” means December 5, 2023.

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Borrower and its Subsidiaries as of such date determined in accordance with Applicable Accounting Principles.

“Sixth Amendment Effective Date” means June 22, 2023.

“Solvency Certificates” has the meaning specified in Section 4.01(i).

“Solvent” means, as to any Person as of any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. In the case of the Canadian Parent, “Solvent” means as of any date of determination, that on such date: (i) its property is sufficient, if disposed of at a fairly conducted sale under legal process, to enable payment of all its obligations, due and accruing due;

(ii) it will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities generally become due; and (iii) it has not ceased paying its current obligations in the ordinary course of business as they generally become due. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Distributions” means dividends, returns of capital or other distributions, in cash, by the Borrower using all or a portion of the proceeds of the Loans that are in excess of the first

$100,000,000 of the Loans, provided that such dividends, returns of capital or other distribution shall not exceed $15,000,000 in the aggregate.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, unlimited liability company, association or joint venture or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time owned or the management of which is controlled, directly, or indirectly through one or more intermediaries, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantor” means (a) each Subsidiary of the Borrower party to the Guaranty Agreement as of the Closing Date and (b) each other Subsidiary of the Borrower that guarantees, pursuant to Section 5.15 or otherwise, all or any part of the Obligations.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and

(b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, as to any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so- called synthetic, off-balance sheet or tax retention lease or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Trade Date” has the meaning specified in Section 9.04(f)(i).

“Treasury Rate” means, with respect to a prepayment prior to the No Call Expiration Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to such prepayment date (or, if such Federal Reserve Statistical Release referred to in the previous parenthetical is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such prepayment date to No Call Expiration Date; provided that if the period from such prepayment date to No Call Expiration Date is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a twelve (12) month period) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such prepayment date to the No Call Expiration Date, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

“UCC” shall mean the Uniform Commercial Code in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“United States” and “U.S.” mean the United States of America.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.14(g).

“Wholly-Owned” means, as to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (a) director’s qualifying shares and (b) shares issued to foreign nationals to the extent required by Applicable Law) are owned by such Person and/or by one or more Wholly-Owned Subsidiaries of such Person.

“Withholding Agent” means the Borrower and the Agent.

SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “or” is not exclusive. The word “year” shall refer (i) in the case of a leap year, to a year of three hundred sixty-six (366) days, and (ii) otherwise, to a year of three hundred sixty-five (365) days. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),

(b)
any reference herein to any Person shall be construed to include such Person’s successors and assigns,
(c)
the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.Accounting Terms; Changes to GAAP.
(a)
Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall be construed in conformity with GAAP. Financial statements and other information required to be delivered by the Borrower to the Lenders pursuant to Sections 5.01(a) and 5.01(b) shall be prepared in accordance with GAAP as in effect at the time of such preparation.
(b)
Changes in Applicable Accounting Principles. If the Borrower notifies the Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in Applicable Accounting Principles or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in Applicable Accounting Principles or in the application thereof, then such provision shall be interpreted on the basis of Applicable Accounting Principles as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
(c)
Changes to GAAP. The Canadian Parent may elect to report in GAAP in lieu of IFRS for financial reporting purposes and, to the extent such change would affect the computation or interpretation of any financial ratio, basket, requirement or other provision set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Agent and the Borrower shall negotiate in good faith to amend such ratio, basket, requirement or other provision to preserve the original intent in light of such change or the application thereof (subject to the approval of the Required Lenders not to be unreasonably withheld, conditioned or delayed); provided that, until so amended, (i) such ratio, basket, requirement or other provision shall continue to be computed or interpreted in accordance with IFRS or the application thereof prior to such change therein and (ii) the Borrower shall provide to the Agent and the Lenders a written reconciliation in form and substance reasonably satisfactory to the Agent, between calculations of such ratio, basket, requirement or other provision made before and after giving effect to such change thereof.

SECTION 1.04 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II COMMITMENTS AND BORROWINGS

SECTION 2.01 Commitments. Subject to the terms and conditions set forth herein each Initial Lender severally agrees to make a Loan to the Borrower on the Closing Date in an aggregate principal amount equal to such Initial Lender’s Initial Commitment. Subject to the terms and conditions set forth herein and in the applicable Joinder Agreement with respect to the applicable Incremental Facility, each Incremental Lender under the applicable Incremental Facility severally agrees to make a Loan to the Borrower on such applicable Incremental Commitment Effective Date in an aggregate principal amount equal to such Incremental Lender’s Incremental Commitment under such Incremental Facility. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed.

SECTION 2.02 Loans and Borrowings.

(a)
Borrowings. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments as listed on Schedule 2.01, so long as no Default or Event of Default exists hereunder.
(b)
Making of Loans. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(c)
Minimum Amounts. Each Borrowing shall be in an aggregate amount of

$5,000,000 or a larger multiple of $100,000.

SECTION 2.03 Borrowing Requests.

(a)
Notice by Borrower. Each Borrowing shall be made upon the Borrower’s irrevocable notice to the Agent. Each such notice shall be in the form of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower, or may be provided telephonically or by electronic communication to the Agent (if promptly confirmed by such a written Borrowing Request consistent with such telephonic or electronic notice) and must be received by the Agent not later than 11:00 a.m. (New York City time) three Business Days prior to the date of the requested Borrowing.
(b)
Content of Borrowing Requests. Each Borrowing Request for a Borrowing pursuant to this Section shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing (which shall be a Business Day), (iii) the location and number of the Borrower’s account to which funds are to be disbursed, and (iv) that no Default or Event of Default then exists hereunder. The Borrower shall provide a copy of each Borrowing Request to the Agent contemporaneously with the delivery thereof to the Lenders.

SECTION 2.04 Funding of Borrowings.

(a)
Funding by Lenders. Each Lender shall make the amount of each Borrowing to be made by it hereunder available to the Agent in immediately available funds at the Agent’s Office not later than 12:00 noon (New York City time) one Business Day prior to any Borrowing. The Agent will make all such funds so received available to the Borrower in like funds, by wire transfer of such funds in accordance with the instructions provided in the applicable Borrowing Request.
(b)
Presumption by Agent. Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with Section 2.04(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to such Loans. If the Borrower and such Lender shall pay such interest to the Agent for the same or an overlapping period, the Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Agent.

SECTION 2.05 Prepayments.

(a)
Optional Prepayments. The Borrower may at any time and from time to time prepay any Borrowing in whole or in part without premium or penalty except as set forth in Section 2.05(d)(i), subject to the requirements of this Section.
(b)
Mandatory Prepayments.
(i)
Indebtedness for Borrowed Money. In the event the Borrower or any Subsidiary shall receive proceeds from the issuance or incurrence of Indebtedness for borrowed money (other than any proceeds from issuance of Indebtedness for borrowed money expressly permitted pursuant to Section 6.01 of this Agreement), the Borrower shall, substantially simultaneously with the receipt of such proceeds by the Borrower or such Subsidiary, apply an amount equal to 100% of such proceeds to prepay outstanding Loans on a pro rata basis, pay interest owed pursuant to Section 2.05(e), and to pay any prepayment premium required pursuant to Section 2.05(d)(i).
(ii)
Asset Sales and Casualty Events. Not later than the tenth Business Day following the receipt of Net Cash Proceeds with respect to any Disposition consummated pursuant to Section 6.04(h) or any Casualty Event, the Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Loans on a pro rata basis, pay interest owed pursuant to Section 2.05(e) and, solely with respect to Net Cash Proceeds from a Disposition consummated pursuant to Section 6.04(h), to pay any prepayment premium required pursuant to Section 2.05(d)(ii) below.
(iii)
Change of Control. Not later than the fifth Business Day following the occurrence of a Change of Control, the Borrower shall prepay outstanding Loans on a pro rata basis, pay interest owed pursuant to Section 2.05(e) and pay the prepayment premium required pursuant to Section 2.05(d)(iii) below.
(iv)
On the date of Amendment No. 2 to this Agreement (“Amendment No. 2”), but subject to the execution and effectiveness thereof, the Borrower makes an offer (the “Mandatory Offer”) to all Lenders holding outstanding Loans to prepay $5,000,000 aggregate principal amount of Loans at a prepayment price equal to 103.22% of the principal amount prepaid, plus accrued and unpaid interest to, but excluding, the prepayment date. The Mandatory Offer is made to all Lenders and is open for acceptance by all Lenders for five (5) Business Days following the date of Amendment No. 2 (the “Acceptance Period”). No later than the third (3rd) Business Day following the end of the Acceptance Period, the Borrower shall pay to each Lender that accepted (by confirmation to the Administrative Agent prior to the end of the Acceptance Period) such Mandatory Offer its pro rata share (based on the aggregate principal amount of Loans held by each accepting Lender) of the $5,000,000 aggregate principal amount prepayment, at the prepayment price set forth above.

(v)
No later than June 30, 2023, the Borrower shall prepay an aggregate principal amount of Loans equal to (x) $35,000,000 (the “Scheduled Prepayment Amount”) less

(y) the aggregate principal amount of any prepayments of Loans made on or after the Fourth Amendment Effective Date pursuant to Section 2.05(a) or Section 2.05(vi), on a pro rata basis at a price equal to 103.22% of the principal amount prepaid, plus accrued and unpaid interest to, but excluding, the prepayment date; provided that, to the extent Newco does not become a Loan Party and no Scheduled Prepayment Amount has been paid, in each case, on or prior to April 30, 2023, the Scheduled Prepayment Amount shall be increased to $36,000,000; provided further, that, to the extent that Newco does not become a Loan Party and no Scheduled Prepayment Amount has been paid, in each case, on or prior to May 31, 2023, the Scheduled Prepayment Amount shall be increased to $37,000,000. For the avoidance of doubt, the prepayment premiums required pursuant to Sections 2.05(d)(i) and 2.05(d)(iii) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(v).

(vi)
If the mandatory prepayment required by Section 2.05(b)(v) has not been paid in full, not later than the tenth Business Day following the receipt of Net Sale Proceeds of the Mississauga Disposal, the Borrower shall apply an amount equal to the lesser of (i) 100% of the Net Sale Proceeds received by the Canadian Parent or (ii) the amount that Borrower is obligated to prepay pursuant to Section 2.05(b)(v) above, as applicable, to (x) prepay an amount of outstanding Loans on a pro rata basis at a price equal to 103.22% of the face amount of the principal amount prepaid, and (y) the payment of accrued and unpaid interest to, but excluding, the prepayment date. For the avoidance of doubt (i) the prepayment premiums required pursuant to Sections 2.05(d)(i) and 2.05(d)(iii) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(vi); provided that, such mandatory prepayment shall not be required to be paid to the extent that the Borrower has made all of the prepayments due in accordance with Section 2.05(b)(v), and (ii) it is the intent of the parties that the aggregate amount payable by the Borrower (including prepayment of the principal amount of Loans, and payment of accrued but unpaid interest and any prepayment premium) pursuant to this Section 2.05(b)(vi) shall not be greater than the lesser of (i) the aggregate amount of Net Sale Proceeds received by the Canadian Parent, and

(ii) the amount that Borrower is obligated to prepay pursuant to Section 2.05(b)(v) above.

(vii)
To the extent CRC Approval has not been obtained on or prior to July 31, 2023, then no later than September 30, 2023, the Borrower shall prepay an aggregate principal amount of Loans equal to the sum of (x)(i) to the extent CRC Approval has not been obtained on or prior to July 31, 2023, $500,000, plus (ii) to the extent CRC Approval has not been obtained on or prior to August 31, 2023, $500,000, plus (iii) to the extent CRC Approval has not been obtained on or prior to September 30, 2023, $500,000, less (y) the aggregate principal amount of any prepayments of Loans made after June 30, 2023 pursuant to Section 2.05(a) (the “September 2023 Scheduled Prepayment Amount”), such September 2023 Scheduled Prepayment Amount to be paid on a pro rata basis at a price equal to 103.22% of the principal amount prepaid, plus accrued and unpaid interest to, but excluding, the date of such prepayment. For the avoidance of doubt, the prepayment premiums required pursuant to Sections 2.05(d)(i) and 2.05(d)(iii) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(vii).
(viii)
No later than December 31, 2023, the Borrower shall prepay an aggregate principal amount of Loans equal to $4,800,000. For the avoidance of doubt, the prepayment premiums required pursuant to Section 2.05(d) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(viii).

(ix)
No later than April 30, 2024, the Borrower shall prepay an aggregate principal amount of Loans equal to $3,200,000. For the avoidance of doubt, the prepayment premiums required pursuant to Section 2.05(d) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(ix).
(x)
If an ICR Period shall exist as demonstrated by the Compliance Certificate delivered for the fiscal quarter ending December 31, 2023, then no later than May 6, 2024, the Borrower shall prepay an aggregate principal amount of Loans equal to the ICR Required Payment Amount. For the avoidance of doubt, the prepayment premiums required pursuant to Section 2.05(d) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(x).
(c)
Notices. Borrower shall provide notice of each prepayment to be made pursuant to this Section 2.05 in the form of a written Prepayment Notice, appropriately completed and signed by a Responsible Officer of the Borrower, or may be given by telephone to the Agent (if promptly confirmed by such a written Prepayment Notice consistent with such telephonic notice) and must be received by the Agent (i) in the case of a prepayment made pursuant to Section 2.05(a), Section 2.05(b)(i) or Section 2.05(b)(v), not later than 11:00 a.m. (New York City time) ~~three~~five Business Days before the date of prepayment, (ii) in the case of a prepayment made pursuant to Section 2.05(b)(ii)), Section 2.05(b)(vi), Section 2.05(b)(viii), Section 2.05(b)(ix), or Section 2.05(b)(~~vi~~x), not later than 11:00 a.m. (New York City time) ten Business Days before the date of prepayment and (iii) in the case of a prepayment to be made pursuant to Section 2.05(b)(iii), promptly upon either Parent Guarantor, the Borrower or any of its Subsidiaries obtaining knowledge that such Change of Control has occurred or is reasonably likely to occur within five Business Days. Each Prepayment Notice shall specify (x) the prepayment date and (y) the principal amount of each Borrowing or portion thereof to be prepaid. Each Prepayment Notice shall be irrevocable. Promptly following receipt of any such notice relating to a Borrowing, the Agent shall advise the applicable Lenders of the contents thereof.
(d)
Prepayment Premium.
(i)
Any prepayment made pursuant to Section 2.05(a), (b)(i) or (b)(iii) above or as otherwise set forth in this Agreement:
(A)
on or prior to the No Call Expiration Date, shall be accompanied by a premium, paid to the applicable Lenders on a pro rata basis, in an amount equal to the Make-Whole Amount, or
(B)
after the date that is after the 18 month anniversary of the Closing Date, shall be accompanied by a premium, paid to the applicable Lenders on a pro rata basis, on the principal amount so prepaid in accordance with the table set forth below (the “Prepayment Premium”):

Prepayment Date	Prepayment Premium
after the date that is the thirty (30) month anniversary of the Closing Date but on or prior to the date that is the forty-second (42) month anniversary of the Closing Date	3.22%
Thereafter	0%

(ii)
Any prepayment made with the Net Cash Proceeds from a Disposition pursuant to Section 2.05(b)(ii) above on any date that is on or prior to the two year anniversary of the Closing Date, shall be accompanied by a premium, paid to the applicable Lenders on a pro rata basis, in an amount equal to 1.00% of the principal amount of Loans being prepaid.
(iii)
Any prepayment pursuant to Section 2.05(b)(iii) above shall be accompanied by a premium, paid to the applicable Lenders on a pro rata basis, in an amount equal to 1.00% of the principal amount of Loans being prepaid.
(e)
Amounts; Application. Each partial prepayment of any Borrowing made pursuant to Section 2.05(a) shall be in an amount that would be permitted in the case of a Borrowing as provided in Section 2.02. Each prepayment shall be applied ratably to the outstanding Loans and to each Lender on a pro rata basis. All prepayments pursuant to Section 2.05(a) and (b) shall be accompanied by interest accrued but unpaid interest up to, but not including, the date of the applicable repayment with respect to the applicable Loans being prepaid, to the extent required by Section 2.08.
(f)
Lender Opt-Out.

~~(f)~~(i) With respect to any prepayment of Loans pursuant to Section 2.05(b)(ii), (iii), (v) and (vi), any Lender, at its option, may elect to decline such prepayment by notifying the Borrower any time on or after the day on which such Lender received notice of such prepayment pursuant to Section 2.05(c) and on or before the day that is five Business Days prior to the day on which such prepayment is to be made. Any amounts declined by a Lender pursuant to this Section 2.05(f)(i) shall be retained by the Borrower or applicable Subsidiary.

(ii) With respect to any prepayment of Loans pursuant to Section 2.05(b)(viii),

(ix) and (x), any Lender at its option, may elect to decline such prepayment by notifying the Borrower any time on or after the day on which such Lender received notice of such prepayment pursuant to Section 2.05(c) and on or before the day that is five Business Days prior to the day on which such prepayment is to be made. The Borrower shall pay to each Lender that has not declined such prepayment pursuant to this Section 2.05(f)(ii) its pro rata share (based on the aggregate principal amount of Loans held by each accepting Lender) of the applicable aggregate principal amount of such prepayment.

SECTION 2.06 Termination of Commitments. The Initial Commitments shall automatically and permanently terminate on the Closing Date upon the funding of the Loans under the Initial Facility. The Incremental Commitments under such Incremental Facility shall automatically and permanently terminate on the applicable Incremental Commitment Effective Date upon the funding of the Loans under such Incremental Facility.

SECTION 2.07 Repayment of Loans. The Borrower shall repay each Lender on a pro rata basis the aggregate principal amount of all Loans outstanding under the Facility on the Maturity Date.

SECTION 2.08 Interest.

(a)
Interest Rates. Subject to clause (b) of this Section, each Loan shall bear interest at 12.875% per annum.
(b)
Default Interest. If any amount payable by the Borrower under this Agreement or any other Loan Document (including principal of any Loan, interest, fees and other amount) is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a rate per annum equal to the applicable Default Rate. Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all Loans outstanding hereunder at a rate per annum equal to the applicable Default Rate and, for the avoidance of doubt, such Default Rate shall be deemed to have accrued since the occurrence of such Event of Default.

(c)
Payment Dates. Interest on the unpaid principal amount of each Loan shall accrue from the date of such Loan (based on the amount of such Loan in United States dollars determined as of the date that such Loan was funded hereunder) until the Maturity Date at a rate per annum equal at all times to the interest rate pursuant to Section 2.08(a). Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein; provided that (i) interest accrued pursuant to clause (b) of this Section shall be payable on demand and

(ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. All accrued, unpaid interest shall be due and payable in full on the Maturity Date. The payment of interest shall be made to an account held by each Lender and designated by each Lender in writing in not less than five (5) Business Days prior to the date when the interest is due. Interest shall be payable in the lawful currency of the United States.

(d)
Interest Computation. All interest hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

SECTION 2.09 Fees.

(a)
Agent Fees. The Borrower agrees to pay to the Agent for its own account the fees payable in the amounts and at the times agreed pursuant to the Administrative Agency Fee Letter or otherwise in writing between the Borrower and the Agent. Once due, all fees shall be fully earned and shall not be refundable under any circumstances (except to the extent set forth in the Administrative Agency Fee Letter). Acquiom Agency Services LLC (and any successor acting as Agent) and its Affiliates may accept fees and other consideration from the Borrower or any Affiliate of the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.
(b)
Fee Computation. All fees payable under this Section shall be computed on the basis of a year of 360 days and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Each determination by the Agent of a fee hereunder shall be conclusive absent manifest error.
(c)
Original Issue Discount. The Borrower agrees that Initial Loans shall be issued with original issue discount (“OID”) of 1.875% of the amount of all of the Initial Commitments of the Lenders as of the Closing Date (prior to the termination of such Initial Commitments); provided that that all calculations of interest and fees in respect of the Initial Loans shall be calculated on the basis of their full stated principal amount. OID shall be in all respects fully earned as of the Closing Date.

SECTION 2.10 Evidence of Debt.

(a)
Maintenance of Records. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Borrowing made by such Lender. The Agent shall maintain the Register in accordance with Section 9.04(c). The entries made in the records maintained pursuant to this clause (a) shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein. Any failure of any Lender or the Agent to maintain such records or make any entry therein or any error therein shall not in any manner affect the obligations of the Borrower under this Agreement and the other Loan Documents. In the event of any conflict between the records maintained by any Lender and the records maintained by the Agent in such matters, the records of the Agent shall control in the absence of manifest error.

(b)
Promissory Notes. Upon the request of any Lender made through the Agent, the Borrower shall prepare, execute and deliver to such Lender a promissory note of the Borrower payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and a form approved by the Agent, which shall evidence such Lender’s Loan in addition to such records.
(c)
Subject to ~~SECTION 2.14~~SECTION 2.14, all payments of monthly interest and principal shall be made by the Borrower to each Lender to the account or at the address of such Lender as specified by Agent, in United States Dollars in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any Taxes or other payments. The amount payable to each Lender and information regarding the account of each Lender shall be provided by Agent to Borrower in a not less than five (5) Business Days prior to the date any such payment is due and payable hereunder.

SECTION 2.11 Payments Generally; Several Obligations of Lenders.

(a)
Payments by Borrower. All payments to be made by the Borrower hereunder and the other Loan Documents shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Subject to SECTION 2.14SECTION 2.14, all payments of interest and principal shall be made by the Borrower to each Lender to the account or at the address of such Lender as specified by the Agent, in Dollars in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any Taxes or other payments. The amount payable to each Lender and information regarding the account of each Lender shall be provided by the Agent to the Borrower at least five (5) Business Days prior to the date any such payment is due and payable hereunder. If any payment to be made by the Borrower shall fall due on a day that is not a Business Day, payment shall be made on the next succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such next succeeding Business Day would fall after the Maturity Date, payment shall be made on the immediately preceding Business Day. Except as otherwise expressly provided herein, all payments hereunder or under any other Loan Document shall be made in Dollars.
(b)
Application of Insufficient Payments. Subject to Section 7.02, if at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and other amounts then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(c)
Presumptions by Agent. Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

(d)
Deductions by Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b), 2.12 or 9.03(c), then the Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Agent for the account of such Lender for the benefit of the Agent to satisfy such Lender’s obligations to the Agent until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and for application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Agent in its discretion.
(e)
Several Obligations of Lenders. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 9.03(c) are several and not joint. The failure of any Lender to make any Loan or to make any such payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 9.03(c).

SECTION 2.12 Sharing of Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:

(i)
if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)
the provisions of this subclause shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this subclause shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

SECTION 2.13 Increased Costs.

(a)
If any Change in Law shall subject any Recipient to any Taxes (other than

(i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (iii) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto and the result thereof shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)
Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)
Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)
Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

SECTION 2.14 Taxes.

FATCA.

(a)

Defined Terms. For purposes of this Section, the term “Applicable Law” includes

(b)
Payments Free of Taxes. Any and all payments by or on account of any obligation of the any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)
Payment of Other Taxes by Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, any Other Taxes.
(d)
Indemnification by Borrower. The Loan Parties shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)
Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this clause (e).
(f)
Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section, the Loan Party shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.
(g)
Status of Lenders. (i) Any Recipient (including for all purposes of this Section 2.14(g)(i) any Agent) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Agent, at the time or times reasonably requested by the Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (g)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)
Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
(A)
any Recipient that is a U.S. Person shall deliver to the Borrower and the Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), whichever of the following is applicable:

(1)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of,

U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)
executed copies of IRS Form W-8ECI;
(3)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit B-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or
(4)
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-2 or Exhibit B-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-4 on behalf of each such direct and indirect partner;
(C)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Agent to determine the withholding or deduction required to be made; and
(D)
if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so.

(h)
Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)
Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 2.15 Mitigation Obligations; Replacement of Lenders.

(a)
Designation of a Different Lending Office. If any Lender requests compensation under Section 2.13, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment

(i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.14, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)
Replacement of Lenders. If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any

Governmental Authority for the account of any Lender pursuant to Section 2.14 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with clause (a) of this Section, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.04), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.13 or Section 2.14) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee or Preferred Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i)
the Borrower shall have paid to the Agent the assignment fee (if any) specified in Section 9.04;
(ii)
such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(iii)
in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments thereafter; and
(iv)
such assignment does not conflict with Applicable Law.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.16 Extension of Maturity Date.

(a)
Request for Extension. The Borrower may, by notice to the Agent (who shall promptly notify the Lenders) not earlier than 45 days and not later than 35 days prior to the Maturity Date then in effect hereunder (the “Existing Maturity Date”), request that each Lender extend such the Maturity Date for such Lender’s Loans for an additional 364 days from the Existing Maturity Date.
(b)
Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Agent given not earlier than 30 days prior to the Existing Maturity Date and not later than the date (the “Notice Date”) that is 20 days prior to the Existing Maturity Date, advise the Agent whether or not such Lender agrees to such extension (each Lender that determines to so extend its Maturity Date, an “Extending Lender”; and each Lender that determines not to so extend its Maturity Date, a “Non-Extending Lender”) shall notify the Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.
(c)
Notification by Agent. The Agent shall notify the Borrower of each Lender’s determination under this Section no later than the date 15 days prior to the Existing Maturity Date (or, if such date is not a Business Day, on the next preceding Business Day).
(d)
Additional Lenders. The Borrower shall have the right on or before the Existing Maturity Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees or Preferred Assignee (each, an “Additional Lender”) as provided in Section 9.04 each of which Additional Lenders shall have entered into an Assignment and

Assumption pursuant to which such Additional Lender shall, effective as of the Existing Maturity Date, assume the Outstanding Amount of Loans of such Non-Extending Lender set forth in such Assignment and Assumption (and, if any such Additional Lender is already a Lender, such Outstanding Amount of Loans so assigned and assumed shall be in addition to the Outstanding Amount of Loans of such Lender hereunder on such date).

(e)
Minimum Extension Requirement. If (and only if) the total Outstanding Amount of Loans of the Lenders that have agreed so to extend their Maturity Date and the Outstanding Amount of Loans of the Additional Lenders shall be more than 50% of the Outstanding Amount of Loans of all Lenders immediately prior to the Existing Maturity Date, then, effective as of the Existing Maturity Date, the Maturity Date of each Extending Lender and of each Additional Lender (but not, or the avoidance of doubt, the Loans of Lenders that are not Extending Lenders or Additional Lenders) shall be extended to the date falling 364 days after the Existing Maturity Date (except that, if such date is not a Business Day, such Maturity Date as so extended shall be the next preceding Business Day) and each Additional Lender shall thereupon become a “Lender” for all purposes of this Agreement.
(f)
Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Maturity Date pursuant to this Section shall not be effective with respect to any Lender unless:
(i)
no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;
(ii)
the representations and warranties contained in this Agreement are true and correct on and as of the date of such extension and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and
(iii)
on or before the Maturity Date, (1) the Borrower shall have paid in full the principal of and interest on all of the Loans made by each Non-Extending Lender to the Borrower hereunder and (2) the Borrower shall have paid in full all other amounts owing to such Non- Extending Lender hereunder.
(g)
Amendment; Sharing of Payments. In connection with any extension of the Maturity Date, the Borrower, the Agent and each Extending Lender may make such amendments to this Agreement as the Agent determines to be reasonably necessary to evidence the extension. This Section shall supersede Sections 2.12 and 9.02.

SECTION 2.17 Incremental Commitments.

(a)
Request for Incremental Facility. The Borrower may, by notice to the Agent (who shall promptly notify the Lenders), request the establishment of one or more new term loan commitments (each, an “Incremental Commitment”) pursuant to an Incremental Facility up to an aggregate amount (for all such requests) that, when combined with the amount of the Initial Facility, shall not exceed

$150,000,000; provided that (i) any such request for an Incremental Facility shall be in a minimum amount of the lesser of (x) $5,000,000 (or such lesser amount as may be approved by the Agent) and (y) the entire remaining amount available under this Section and (ii) in lieu of establishing an Incremental Facility, the Borrower may elect to increase the Initial Facility, provided that such increased portion shall be subject to the same terms and conditions of this Section 2.17 as if such increased portion were a separate Incremental Facility.

(b)
Incremental Lenders. An Incremental Commitment may be provided by any existing Lender or other Person that is an Eligible Assignee (each such existing Lender or other Person that agrees to provide an Incremental Commitment, an “Incremental Lender”); provided that each Incremental Lender shall be subject to the consent (in each case, not to be unreasonably withheld or delayed) of the Agent. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to agree to provide an Incremental Commitment pursuant to this Section and any election to do so shall be in the sole discretion of such Lender.
(c)
Terms of Incremental Commitments. The Agent and the Borrower shall determine the effective date for such Incremental Facility pursuant to this Section (an “Incremental Commitment Effective Date”) and, if applicable, the final allocation of such Incremental Commitments among the Persons providing such Incremental Facility; provided that such date shall be a Business Day at least ten Business Days after delivery of the request for such Incremental Facility (unless otherwise approved by the Agent) and at least 30 days prior to the Maturity Date then in effect. Each Incremental Facility shall have the same terms (including, without limitation, Sections 2.05, 2.07 and 2.08) and conditions as the Initial Facility, other than (i) those terms and conditions set forth in this Section 2.17 that differ from those terms and conditions applicable to the Initial Facility and (ii) that Incremental Facilities shall be subject to original issue discount and/or upfront fees as agreed among the Borrower and the Persons providing such Incremental Facilities and such original issue discounts and/or upfront fees shall not be required to be the same as the OID applicable to the Initial Loans.

In order to effect such Incremental Facility, the Borrower, the applicable Incremental Lender(s) and the Agent (but no other Lenders or Persons) shall enter into one or more Joinder Agreements, each in form and substance satisfactory to the Borrower and the Agent, pursuant to which the applicable Incremental Lender(s) will provide the Incremental Commitment(s).

Effective as of the applicable Incremental Commitment Effective Date, subject to the terms and conditions set forth in this Section, each Incremental Commitment shall be a Commitment and Schedule

2.01 shall be updated accordingly to reflect such Incremental Commitment, each Incremental Lender providing such Incremental Commitment shall be, and have all the rights of, a Lender, and the Loans made by it on such Incremental Commitment Effective Date pursuant to clause (e) of this Section shall be Loans, for all purposes of this Agreement.

(d)
Conditions to Effectiveness. Notwithstanding the foregoing, the Incremental Commitments pursuant to this Section shall not be effective with respect to any Incremental Lender unless:
(i)
no Default or Event of Default shall have occurred and be continuing on the Incremental Commitment Effective Date and after giving effect to the Borrowings under the Incremental Facility to be made on the Incremental Commitment Effective Date;
(ii)
the representations and warranties contained in this Agreement are true and correct on and as of the Incremental Commitment Effective Date and after giving effect to such Incremental Facility, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
(iii)
the Agent shall have received one or more Joinder Agreements contemplated above, providing for Incremental Commitments in the amount of such Incremental Facility; and
(iv)
the Agent shall have received such legal opinions and other documents reasonably requested by the Agent in connection therewith.

As of such Incremental Commitment Effective Date, upon the Agent’s receipt of the documents required by this clause (d), the Agent shall record the information contained in the applicable Joinder Agreement(s) in the Register and give prompt notice of the Incremental Commitments to the Borrower and the Lenders (including each Incremental Lender).

SECTION 2.18 Payment Protocols. The Agent shall, with one Business Day of any request by Borrower, whether in connection with a payment, prepayment or otherwise, furnish to the Borrower a true and complete copy of the Register. The Borrower shall be entitled to rely upon, and shall not incur any liability for relying upon, the Register in connection with any payment or prepayment or otherwise.

ARTICLE III REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Agent and the Lenders that:

SECTION 3.01 Existence, Qualification and Power. The Borrower and each Subsidiary

(a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except, in each case referred to in clause (a) (other than with respect to the Borrower), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.02 Authorization; No Contravention. The execution, delivery and performance by the Borrower of each Loan Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of its Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject or (c) violate any Requirements of Law.

SECTION 3.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement or any other Loan Document, except for (a) filings and recordings with respect to the Collateral to be made as of the Closing Date and (b) such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect.

SECTION 3.04 Execution and Delivery; Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

SECTION 3.05 Financial Statements; No Material Adverse Effect.

(a)
Financial Statements. (i) The Canadian Parent Financial Statements were prepared in accordance with IFRS consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and fairly present in all material respects the financial condition of the Canadian Parent and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with IFRS consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. (ii) The Borrower Financial Statements were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.
(b)
No Material Adverse Change. Since December 31, 2019, there has been no event or circumstance that, either individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

SECTION 3.06 Litigation. There are no actions, suits, proceedings, claims, disputes or investigations pending or, to the knowledge of the Borrower, threatened, at Law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any Subsidiary or against any of their properties or revenues that (a) except as specifically disclosed in Schedule 3.06, either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (b) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby. There has been no change in the status, or financial effect on the Borrower or any Subsidiary, of the matters disclosed in Schedule 3.06 that, either individually or in the aggregate, has increased or could reasonably be expected to increase the likelihood that such matter(s) could have a Material Adverse Effect.

SECTION 3.07 No Default. Neither the Borrower nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

SECTION 3.08 Property.

(a)
Ownership of Properties. Each of the Borrower and its Subsidiaries has good record and marketable title to, license to use, or valid leasehold interests in, or easements or other limited property interests in, as applicable, all property necessary or used in the ordinary conduct of its business, free and clear of all Liens, other than Liens permitted by Section 6.02, except to the extent a failure to have such good record and marketable title to, license to use, or valid leasehold interests in, or easements or other limited property interests in, as applicable, could not reasonably be expected to have a Material Adverse Effect.
(b)
Intellectual Property. Each of the Borrower and its Subsidiaries owns, licenses or possesses the right to use all Intellectual Property rights that are reasonably necessary for the operation of their respective businesses, as currently conducted, and the use thereof by the Borrower and its Subsidiaries does not conflict with the rights of any Person, except to the extent that such failure to own, license or possess or such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, no Person is infringing or violating any such Intellectual Property rights owned by the Borrower or any of its Subsidiaries, except to the extent that such infringements and violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The conduct of the business of the Borrower or any Subsidiary as currently conducted or as contemplated to be conducted does not infringe upon, or violate any rights held by any Person, except to the extent that such infringements and violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened that could reasonably be expected to have a Material Adverse Effect.

(c)
Material Licenses. Set forth on Schedule 3.08 is a complete and accurate list, as of the Closing Date, of all Material Licenses of the Borrower and each of its Subsidiaries, showing the parties and subject matter, and the remaining term thereof. Each of the Borrower and its Subsidiaries is in compliance in all material respects with each Material License and no investigation or proceeding is pending or, to the knowledge of the Loan Party, threatened in writing, that would reasonably be expected to result in the suspension, revocation or non-renewal of any such Material License.
(d)
Purchase Agreement. The Borrower is in compliance with the terms of the Purchase Agreement and no litigation or proceeding is pending or, to the knowledge of the Borrower, threatened in writing, against the Borrower for any breach of violation by the Borrower of the terms of the Purchase Agreement.

SECTION 3.09 Taxes. The Borrower and its Subsidiaries have filed all federal, state, provincial, territorial and other tax returns and reports required to be filed, and have paid all federal, state, provincial, territorial and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with IFRS, (b) Taxes that are being paid in accordance with the 2023 IRS Payment Plan, or (c) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.10 Disclosure. (a) The Borrower has disclosed to the Agent and the Lenders all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of the Borrower to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).

(b) The information included in the Beneficial Ownership Certification is true and correct in all respects.

SECTION 3.11 Compliance with Laws, Etc. Each of the Borrower and its Subsidiaries is in compliance with all Requirements of Law and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (i) such Requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to so comply, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.12 ERISA Compliance.

(a)
Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws.
(b)
There are no pending or, to the knowledge of the Borrower, threatened or contemplated claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(c)
No ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(d)
Except as could not reasonably be expected to have a Material Adverse Effect, the present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Pension Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by a material amount. As of the most recent valuation date for each Multiemployer Plan, the potential liability of the Borrower or any ERISA Affiliate for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, could not reasonably be expected to have an adverse effect.
(e)
To the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable Requirements of Law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure so to comply could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. Except as could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. Except as could not reasonably be expected to have a Material Adverse Effect, the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of the Borrower or Subsidiary, as applicable, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued.

SECTION 3.13 Environmental Matters. Except with respect to any matters that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any Subsidiary (a) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (b) knows of any basis for any permit, license or other approval required under any Environmental Law to be revoked, canceled, limited, terminated, modified, appealed or otherwise challenged, (c) has or could reasonably be expected to become subject to any Environmental Liability, (d) is aware of or has received notice of any claim, suit, complaint, proceeding, investigation or inquiry with respect to any Environmental Liability (and no such claim, suit, complaint, proceeding, investigation or inquiry is pending or, to the knowledge of the Borrower, is threatened or contemplated) or (e) knows of any facts, events or circumstances that could give rise to any basis for any Environmental Liability of the Borrower or any Subsidiary.

SECTION 3.14 Margin Regulations. Neither the Borrower nor any of its Subsidiaries is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) will be Margin Stock.

SECTION 3.15 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.16 Sanctions; Anti-Money Laundering; Anti-Corruption.

(a)
None of the Borrower, any of its Subsidiaries or any director, officer, employee, agent, or affiliate of the Borrower or any of its Subsidiaries is an individual or entity (“person”) that is, or is owned or controlled by persons that are: (i) the target of any sanctions administered or enforced by the United States (including without limitation the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) and the U.S. Departments of State or Commerce), the United Nations Security Council, the European Union and member states thereof, the United Kingdom (including without limitation Her Majesty’s Treasury), the government of Canada, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in or operating from a country or territory that is the target of Sanctions (including the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria).
(b)
The Borrower, its Subsidiaries and their respective directors, officers and employees and, to the knowledge of the Borrower, the agents of the Borrower and its Subsidiaries, are and have been in compliance with all Sanctions, Anti-Money Laundering Laws, and with Anti-Corruption Laws. The Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with Sanctions, Anti-Money Laundering Laws, and Anti-Corruption Laws. There are no pending or, to the knowledge of the Borrower, threatened claims, actions, suits, inquiries, investigations, or proceedings involving the Borrower, its Subsidiaries, or their respective directors, officers, and employees with respect to any Sanctions, Anti-Money Laundering Laws, or Anti-Corruption Laws.

SECTION 3.17 Solvency. The Borrower and its Subsidiaries on a consolidated basis are, before and immediately upon giving effect to the incurrence of the Loans hereunder, Solvent.

SECTION 3.18 Collateral Documents.

(a)
The Pledge and Security Agreement and Collateral Assignments, upon execution and delivery thereof by the parties thereto, will, under the governing law thereof, create in favor of the Agent for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein to the extent intended to be created thereby.
(b)
(i) when UCC financing statements in the appropriate form are filed in respect of the applicable Loan Parties in the offices of secretaries of state of those states specified in paragraph 1(a) of the Perfection Certificate, to the extent perfection can be obtained by filing UCC financing statements, the Agent (for the benefit of the Lenders) shall have a fully perfected Lien on, and security interest in all right, title and interest of the relevant Loan Parties in the Collateral described therein (including, in the case of Intellectual Property, all state trademark registrations, common law trademarks and any applications for the registration of any of the foregoing, but excluding the Collateral described in the following clauses (ii) through (iv)) and, subject to Section 9-315 of the UCC, the proceeds thereof, as security for the Obligations, prior and superior in right to any other person (except for Liens permitted under Section 6.02), (ii) in the case of the Pledged Collateral, when the original stock certificates representing the Pledged Collateral are delivered to the Agent and UCC financing statements in the appropriate form are filed in respect of the applicable Loan Parties in the offices of secretaries of state of those states specified in paragraph 1(a) of the Perfection Certificate, to the extent perfection can be obtained by the deposit of the original stock certificates and the filing of UCC financing statements, the Agent (for the benefit of the Lenders) shall have a fully perfected Lien on, and security interest in all right, title and interest of the relevant Loan Parties in such Pledged Collateral and, subject to Section 9-315 of the UCC, the proceeds thereof, as security for the Obligations, prior and superior in right to any other person (except for Liens permitted under Section 6.02),

(iii) in the case of any deposit or securities accounts included in the Collateral (which, for the avoidance of doubt, excludes Excluded Accounts), to the extent perfection can be obtained by entering into a Control Agreement, when a Control Agreement is entered into with respect to such deposit or securities accounts, the Agent (for the benefit of the Lenders) shall have a fully perfected Lien on, and security interest in all right, title and interest of the applicable Loan Parties in such deposit or securities accounts, as applicable, as security for the Obligations, prior and superior in right to any other person (except for Liens permitted under Section 6.02) and (iv) in the case of United States patent, United States copyright, and United States federal trademark registrations, and applications for the issuance or registration of any of the foregoing upon the recordation of a short-form security agreement in form and substance reasonably satisfactory to the Agent with the United States Patent and Trademark Office, or the United States Copyright Office, as applicable, together with the filing of UCC financing statements (together with any schedules the Agent requests that the Borrower includes to itemize such Intellectual Property included as Collateral) in the appropriate form in respect of the applicable Loan Parties in the offices of secretaries of state of those states specified in paragraph 1(a) of the Perfection Certificate, the Agent (for the benefit of the Lenders) shall have a fully perfected Lien on, and security interest in all right, title and interest of the applicable Loan Parties organized in the United States in such Intellectual Property in which a security interest may be perfected by such filing in the United States, in each case, prior and superior in right to any other Person (except for Liens permitted under Section 6.02 that have priority as a matter of law) (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, may be necessary to perfect a Lien on patents, patent applications, and trademark and copyright registrations and applications for registration acquired, obtained or initiated by, or granted to, the Loan Parties after the date hereof).

ARTICLE IV CONDITIONS

SECTION 4.01 Closing Date. The obligation of each Lender to make Borrowings hereunder is subject to the satisfaction (or waiver in accordance with Section 9.02) of the following conditions (and, in the case of each document specified in this Section to be received by the Agent, such document shall be in form and substance satisfactory to the Agent and each Lender):

(a)
Executed Counterparts. The Agent shall have received (i) from each party hereto a counterpart of this Agreement signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement), (ii) from each party to the Guaranty Agreement a counterpart of the Guaranty Agreement signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to the Guaranty Agreement) that such party has signed a counterpart of the Guaranty Agreement), (iii) from each party to the Pledge and Security Agreement a counterpart of the Pledge and Security Agreement signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to the Pledge and Security Agreement) that such party has signed a counterpart of the Pledge and Security

Agreement), and (iv) from each party to the Notice of Assignment (as defined in the Pledge and Security Agreement) pertaining to the Purchase Agreement, a counterpart of such Notice of Assignment signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such Notice of Assignment) that such party has signed a counterpart of such Notice of Assignment).

(b)
Certificates. The Agent shall have received a certificate of a Responsible Officer of each Loan Party (or other person duly authorized by the constituent documents of such Loan Party) dated the Closing Date and certifying:
(i)
that attached thereto is a true and complete copy of the Organizational Documents of such Loan Party as in effect on the Closing Date;
(ii)
that attached thereto is a true and complete copy of resolutions (or equivalent authorizing actions) duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date; and
(iii)
as to the incumbency and specimen signature of each officer or other duly authorized person executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party;
(c)
Good Standing Certificates. The Agent shall have received a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of the relevant jurisdiction) of each Loan Party as of a recent date from the applicable Governmental Authority (or other similar official or registry).
(d)
Opinion of Counsel to Borrower. The Agent shall have received (i) an opinion of Norton Rose Fulbright US LLP, counsel to the Loan Parties, as it pertains to matters of New York and Delaware law, (ii) an opinion of Saul Ewing Arnstein & Lehr LLP, counsel to the Borrower and its Subsidiaries as it pertains to Pennsylvania law, and (iii) Norton Rose Fulbright Canada LLP, counsel to the Canadian Parent as it pertains to matters of Ontario law, in each case, addressed to the Agent and the Lenders and dated the Closing Date, in form and substance satisfactory to the Agent (and the Borrower hereby instructs such counsel to deliver such opinion to such Persons).
(e)
Collateral Matters. The Agent shall have received:
(i)
the Perfection Certificate signed on behalf of the Borrower (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to the Perfection Certificate) that such party has signed a counterpart of the Perfection Certificate) dated as of the Closing Date,
(ii)
in respect of the Borrower and each of its Subsidiaries, the results of searches for any UCC financing statements, tax Liens or judgment Liens, as applicable, filed against the Borrower, its Subsidiaries or their respective property, which results shall not show any such Liens (other than Liens permitted pursuant to Section 6.02),
(iii)
evidence reasonably satisfactory to the Agent that arrangements are in place for the filing of financing statements in respect of each Loan Party (other than the Canadian Parent) on Form UCC 1 in each of the offices of secretaries of state of those states specified in paragraph 1(a) of the Perfection Certificate,

(iv)
evidence reasonably satisfactory to the Agent that arrangements are in place for all original stock certificates representing all of the Equity Interests required to be pledged pursuant to the Pledge and Security Agreement, accompanied by undated stock transfer powers or other proper instruments of transfer reasonably acceptable to the Agent executed in blank, to be delivered to the Agent,
(v)
evidence reasonably satisfactory to the Agent that arrangements are in place for all original promissory notes and other instruments required to be pledged pursuant to the Pledge and Security Agreement, accompanied by note transfer powers or other proper instruments of transfer reasonably acceptable to the Agent executed in blank, to be delivered to the Agent, and
(vi)
a certificate of a Responsible Officer of the Borrower certifying that attached thereto are true, complete and correct copies of (A) each Material License as in effect on the Closing Date and (B) the Purchase Agreement.
(f)
KYC Information.
(i)
Upon the reasonable request of any Lender made at least five days prior to the Closing Date, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money- laundering rules and regulations, including the PATRIOT Act, in each case at least three days prior to the Closing Date.
(ii)
At least five days prior to the Closing Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification.
(g)
Fees and Expenses. The Borrower shall have paid all fees, costs and expenses (including legal fees and expenses) agreed in writing to be paid by it to the Agent and the Lenders in connection herewith (including pursuant to the Fee Letters) to the extent due (and, in the case of expenses (including legal fees and expenses), to the extent that statements for such expenses shall have been delivered to the Borrower at least three days prior to the Closing Date).
(h)
Officer’s Certificate. The Agent shall have received a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in this Section and compliance with the conditions set forth in clauses (b) and (c) of the first sentence of Section 4.02.
(i)
Solvency Certificates. The Agent shall have received, from each of the Borrower, the American Parent and the Canadian Parent, a certificate, substantially in the form of Exhibit C, executed by a Financial Officer of each of the Borrower, the American Parent and the Canadian Parent, in each case, certifying that such Person and its Subsidiaries are (after giving effect to the Loans made on the Closing Date), on a consolidated basis, Solvent (collectively, the “Solvency Certificates”).

Without limiting the generality of Section 8.03(c), for purposes of determining satisfaction of the conditions specified in this Section, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

The Agent shall notify the Borrower and the Lenders of the Closing Date, and such notice shall be conclusive and binding.

SECTION 4.02 Conditions to All Borrowings. The obligation of each Lender to make a Borrowing (including its initial Borrowing and any Borrowing under an Incremental Facility) is additionally subject to the satisfaction of the following conditions:

(a)
the Agent shall have received a written Borrowing Request in accordance with the requirements hereof;
(b)
the representations and warranties of the Borrower set forth in this Agreement and in any other Loan Document shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date of such Borrowing (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date); and
(c)
no Default shall have occurred and be continuing or would result from such Borrowing or from the application of proceeds thereof.

Each Borrowing Request by the Borrower hereunder and each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on and as of the date of the applicable Borrowing as to the matters specified in clauses (b) and (c) above in this Section 4.02.

ARTICLE V AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and all Obligations shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

SECTION 5.01 Financial Statements. The Borrower will furnish to the Agent and each

Lender:

(a)
as soon as available, and in any event within 120 days after the end of each fiscal year of the Canadian Parent, (i) a consolidated balance sheet of the Canadian Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited and accompanied by a report and opinion of independent public accountants, which report and opinion shall be prepared in accordance with generally accepted auditing standards to the effect that such consolidated financial statements present fairly in all material respects the financial condition, results of operations, Shareholders’ Equity and cash flows of the Canadian Parent and its Subsidiaries on a consolidated basis in accordance with IFRS consistently applied and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, in each case, prepared in cooperation by the management of the Borrower and an independent public accountant, and in a form substantially consistent with the financials of the Canadian Parent, certified by a Financial Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b)
as soon as available, but in any event within 60 days after the end of the first three fiscal quarters of each fiscal year of the Canadian Parent (commencing with the fiscal quarter ending March 31, 2021) (i) a consolidated balance sheet of the Canadian Parent and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal quarter and for the portion of the Canadian Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, in each case, setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, and in a form substantially consistent with the financials of the Canadian Parent, certified by a Financial Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Canadian Parent and its Subsidiaries and the Borrower and its Subsidiaries, as applicable, on a consolidated basis in accordance with IFRS or GAAP, as applicable, consistently applied, subject only to normal year-end audit adjustments and the absence of notes; and
(c)
as soon as available, but in any event at least 60 days (120 days in respect of the annual management budget for the 2022 fiscal year) after the end of each fiscal year of the Borrower, annual management budgets prepared by management of the Borrower and a summary of material assumptions used to prepare such management budgets.

SECTION 5.02 Certificates; Other Information. The Borrower will deliver to the Agent and each Lender:

(a)
concurrently with the delivery of the financial statements referred to in Sections 5.01(a) and (b), a duly completed certificate in the form of Exhibit D signed by a Responsible Officer of the Borrower (each, a “Compliance Certificate”) (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.12, and (iii) providing supplemental information pertaining to Collateral and property of the Loan Parties as required pursuant to Section 5.15(c);
(b)
promptly after the same are publicly available, copies of each annual report, proxy or financial statement or other report or communication sent to the shareholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements that any Loan Party may file or be required to file with the SEC or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, and not otherwise required to be delivered pursuant hereto;
(c)
promptly after receipt thereof by any Loan Party, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of the Borrower or any Subsidiary thereof;
(d)
promptly following request therefor, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party, or any audit of any of them as the Agent or any Lender (through the Agent) may from time to time reasonably request; and

(e)
promptly following any request therefor, (i) such other information regarding the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of any Loan Party, or compliance with the terms of the Loan Documents, as the Agent or any Lender (through the Agent) may from time to time reasonably request, including without limitation, but subject to security controls, available backup information regarding the location of any cash included in any measurement of Liquidity; or (ii) information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other Anti-Money Laundering Laws.

Documents required to be delivered pursuant to Section 5.01(a) or (b) or Section 5.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR) or SEDAR; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third- party website or whether sponsored by the Agent); provided that: (A) upon written request by the Agent, the Borrower shall deliver paper copies of such documents to the Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender and (B) the Borrower shall notify the Agent and each Lender (by electronic mail) of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents.

SECTION 5.03 Quarterly Lender Calls. Borrower and the Canadian Parent shall participate in conference calls for Lenders to discuss financial and other information regarding the Borrower and its Subsidiaries and their business, at times mutually agreed by the Agent and the Borrower, each acting reasonably; provided that such calls shall be limited once per quarter and shall be held within ten Business Days following the earlier of (a) the delivery of the Compliance Certificate pursuant to Section 5.02(a) or (b) the date on which a Compliance Certificate was required to be delivered pursuant to Section 5.02(a) or (b).

SECTION 5.04 Notices. The Borrower shall promptly notify the Agent and each Lender of:

(a)
the occurrence of any Default;
(b)
the filing or commencement of any action, suit, investigation, inquiry, claim or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof, including pursuant to any applicable Environmental Laws, that could reasonably be expected to be adversely determined, and, if so determined, could reasonably be expected to have a Material Adverse Effect;
(c)
the occurrence of any ERISA Event that, either individually or together with any other ERISA Events, could reasonably be expected to have a Material Adverse Effect;
(d)
notice of any action, suit, investigation, inquiry, claim or proceeding arising under any Environmental Law or of any noncompliance by the Borrower or any Subsidiary with any Environmental Law or any permit, approval, license or other authorization required thereunder that, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

(e)
any material change in accounting or financial reporting practices by the Borrower or any Subsidiary;
(f)
any matter or development that has had or could reasonably be expected to have a Material Adverse Effect;
(g)
any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification; and
(h)
(i) any material breach or default by the Borrower or any of its Subsidiaries under a Material License or the Purchase Agreement or (ii) any dispute, claim, legal action, arbitration or other proceeding that is pending or has been threatened in writing, involving or affecting the validity, renewal or compliance with a Material License or compliance by the Borrower with the terms of the Purchase Agreement.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the occurrence requiring such notice and stating what action the Borrower has taken and proposes to take with respect thereto.

SECTION 5.05 Preservation of Existence, Etc. The Borrower will, and will cause each of its Subsidiaries to, (a) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 6.03 or 6.04; (b) take all reasonable action to maintain all rights, licenses (including the Material Licenses), permits, privileges and franchises necessary or desirable in the normal conduct of its business, except other than in the case of Material Licenses to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve and renew all of its registered Intellectual Property rights, and protect all of its unregistered Intellectual Property rights, used in the operation of its business, the non-preservation, non- renewal or non-protection of which could reasonably be expected to have a Material Adverse Effect.Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition (ordinary wear and tear excepted) and (b) make all necessary repairs thereto and renewals and replacements thereof, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.07 Maintenance of Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self- insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and its Subsidiaries) as are customarily carried under similar circumstances by such Persons. If any portion of any Material Real Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then, to the extent required by Applicable Laws, the Borrower shall, or shall cause the applicable Subsidiary to, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance sufficient to comply with all applicable rules and regulations promulgated pursuant to any applicable flood insurance Laws and (ii) deliver to the Agent and the Lenders as requested evidence of such compliance in such form, on such terms and in such amounts acceptable to the Agent and the Lenders. Any such insurance shall name the Agent as additional insured or loss payee, as applicable.

SECTION 5.08 Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities, including Tax liabilities, except (a) obligations and liabilities, including Tax liabilities that are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary, (b) Tax liabilities that are being paid in accordance with the 2023 IRS Payment Plan, or (c) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.09 Compliance with Laws. The Borrower will, and will cause each of its

Subsidiaries to:

(a)
comply with all Requirements of Law and all orders, writs, injunctions and decrees applicable to it or to its business or property, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; and
(b)
(i) take all reasonable measures within its control to conduct its business in a way that prevents the distribution of Marijuana to minors, (ii) prevent revenue from the sale of Marijuana going to criminal enterprises, gangs, cartels or any other illegal organization, activity, or conspiracy, (iii) prevent unlawful diversion of Marijuana from any Legalized Marijuana State to any other U.S. state (including any other Legalized Marijuana State), (iv) prevent Marijuana Activities from being used as a cover or pretext for the trafficking of other drugs or other illegal activity, and (v) prevent drugged driving and the exacerbation of other adverse public health consequences associated with Marijuana use.

SECTION 5.10 Environmental Matters. Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Borrower will, and will cause each of its Subsidiaries to, (a) comply with all Environmental Laws, (b) obtain, maintain in full force and effect and comply with any permits, licenses or approvals required for the facilities or operations of the Borrower or any of its Subsidiaries, and (c) conduct and complete any investigation, study, sampling or testing, and undertake any corrective, cleanup, removal, response, remedial or other action necessary to identify, report, remove and clean up and otherwise remediate all Hazardous Materials present or released at, on, in, under or from any of the facilities or real properties of the Borrower or any of its Subsidiaries.

SECTION 5.11 Books and Records. The Borrower will, and will cause each of its Subsidiaries to, maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.

SECTION 5.12 Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, permit representatives and independent contractors of the Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours as may be reasonably requested; provided that, other than with respect to such visits and inspections during the continuation of an Event of Default, (a) only the Agent on behalf of the Lender may exercise rights under this Section and (b) the Agent shall not exercise such rights more often than once during any calendar year; provided, further, that when an Event of Default exists the Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing under this Section at the expense of the Borrower and at any time during normal business hours and without advance notice. The Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s accountants.

SECTION 5.13 Use of Proceeds. The Borrower will, and will cause each of its Subsidiaries to, use the proceeds of the Loans (a) to fund the contingent payment due on the acquisition of Ilera Healthcare,

(b) to pay transaction fees and expenses in connection with this Agreement and the other Loan Documents and the incurrence of the Loans, (c) if applicable, to pay Specified Distributions and (d) for working capital and general corporate purposes of the Borrower and its Subsidiaries not in contravention of any Law or of any Loan Document.

SECTION 5.14 Sanctions; Anti-Money Laundering Laws; Anti-Corruption Laws. The Borrower will maintain in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with Sanctions, Anti-Money Laundering Laws, and Anti-Corruption Laws.

SECTION 5.15 Additional Guarantors and Collateral Matters.

(a)
The Borrower shall cause each Subsidiary of the Borrower organized or acquired after the Closing Date to become a Loan Party within sixty (60) days (or such later time as the Agent may agree) following the date of acquisition or organization, by (i) executing and delivering a supplement to the Guaranty Agreement, a supplement to the Pledge and Security Agreement, a supplement to the Perfection Certificate and each schedule thereto and such other documents as the Agent may reasonably request and

(ii) taking such other actions as are necessary to deliver certificates, documents, opinions and statements substantially consistent with those certificates, instruments, documents, opinions and statements delivered on or before the Closing Date pursuant to Section 4.01(b) through (f); provided that, with respect to Newco and notwithstanding anything in this Section 5.15(a) or anything in the Loan Documents to the contrary, upon obtaining CRC Approval, the Borrower shall use its commercially reasonable efforts to (i) cause Newco to become a Loan Party and (ii) to take the actions prescribed in the foregoing by no later than September 30, 2023 (or such later date as the Agent may agree at the direction of Required Lenders).

(b)
The Borrower shall, and shall cause each of its Subsidiaries, to (i) notify the Agent promptly upon its acquiring or obtaining any Material Real Property after the Closing Date and shall satisfy the Material Real Property Requirement with respect to such Material Real Property within seventy five

(75) days (or such later time as the Agent may agree) of the date of acquiring or obtaining such Material Real Property and (ii) notify the Agent promptly upon entering into any lease agreements with respect to real property and shall, within seventy five (75) days of such date (or such later time as the Agent may agree), deliver a counterpart of each party to a Notice of Assignment (as defined in the Pledge and Security Agreement) with respect to such leased properties, signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such Notice of Assignment) that such party has signed a counterpart of such Notice of Assignment).

(c)
The Borrower shall, and shall cause each of its Subsidiaries, to deliver or cause to be delivered to the Agent (i) concurrent with the delivery of the Compliance Certificate delivered pursuant to Section 5.02, a Perfection Certificate Supplement (as defined in the Pledge and Security Agreement) or a certification of a Responsible Officer of Borrower stating that the Perfection Certificate (as supplemented by delivery of any previous Perfection Certificate Supplement) remain true and accurate since last delivered to the Agent either on or before the Closing Date or pursuant to this clause (c) and (ii) all such information as the Agent or the Required Lenders shall reasonably request regarding Collateral.
(d)
The Borrower shall, and shall cause each of its Subsidiaries, to execute any and all further documents, financing statements, agreements and instruments (including, without limitation, legal opinions, corporate documents, corporate authorizations, title insurance policies and other insurance documents and endorsements and/or lien searches), and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under Applicable Law, or that the Required Lenders or the Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Collateral Documents. In addition, from time to time, the Borrower shall, and shall cause each of its Subsidiaries, at its cost and expense, promptly secure the Obligations by pledging, charging, or creating, or causing to be pledged, charged or created, perfected security interests with respect to such of its assets and properties as the Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower and its Subsidiaries (including real and other properties acquired subsequent to the Closing Date)). Such security interests and Liens will be created under the Collateral Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance satisfactory to the Agent or the Required Lenders. The Borrower agrees to provide such evidence as the Agent or the Required Lenders shall reasonably request as to the perfection and priority status of each such security interest and Lien.

(e)
On or prior to the date that is sixty (60) days (or such later date as the Agent may agree) after the later of (a) the date of acquisition or opening of any new deposit account or securities account maintained in the United States (in each case, other than any Excluded Accounts) by the Borrower or any of its Subsidiaries (or if later, sixty (60) days after the date such Person became a Subsidiary of the Borrower (or such later time as the Agent may agree)), or (b) the date any deposit account or securities account maintained in the United States ceases to be an Excluded Account (or, in each case, such later date reasonably agreed to by the Agent in its sole discretion), the Borrower or such Subsidiary shall enter into, and cause each depository or securities intermediary to enter into, Control Agreements with respect to such deposit account or securities account (other than any Excluded Accounts); provided that, with respect to the Blocked Account, the Borrower shall enter into, and cause the depository intermediary to enter into a Control Agreement with respect to such deposit account by no later than June 30, 2023 (or such later date as the Agent may agree).

SECTION 5.16 Post-Closing Obligations. The Borrower shall, and shall cause each of its Subsidiaries to, satisfy the requirements set forth on Schedule 5.16 in the time periods set forth therein. The parties acknowledge and agree that notwithstanding anything herein to the contrary, all conditions, representations, warranties and covenants of the Loan Documents with respect to the taking of such actions are qualified by the non-completion of such actions until the earlier of the time at which they are completed or required to be completed in accordance with this Section 5.16.

ARTICLE VI NEGATIVE COVENANTS

Until the Commitments have expired or been terminated and all Obligations have been paid in full, the Borrower covenants and agrees with the Lenders that:

SECTION 6.01 Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except:

(a)
Indebtedness under the Loan Documents;
(b)
Indebtedness outstanding on the date hereof and listed on Schedule 6.01;
(c)
Guarantees of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any Subsidiary Guarantor;
(d)
obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments, investments, assets or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for speculative purposes;

(e)
Indebtedness in respect of capital leases, Synthetic Lease Obligations and Purchase Money Obligations, provided that, the aggregate amount of all such Indebtedness at any time outstanding shall not exceed $40,000,000;
(f)
Indebtedness of the Borrower or any Subsidiary as an account party in respect of commercial letters of credit;
(g)
Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;
(h)
Indebtedness (i) resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business or (ii) arising under or in connection with cash management services in the ordinary course of business;
(i)
Indebtedness consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business;
(j)
Indebtedness in an aggregate principal amount not exceeding $2,500,000 at any time outstanding, provided that, prior to the incurrence of any Indebtedness pursuant to this clause

(j) that is owed to the Canadian Parent or any of its Subsidiaries (other than the Borrower and its Subsidiaries), the borrower and lender with respect to such Indebtedness shall have executed and delivered to the Agent either an intercompany subordination agreement or, to the extent required by the Pledge and Security Agreement, an intercompany note, in each case, reasonably satisfactory to the Agent;

(k)
Indebtedness arising as a direct result of judgments, orders, awards or decrees against any Loan Party, in each case not constituting an Event of Default;
(l)
Indebtedness representing (i) any Taxes to the extent such Taxes are being contested by any Loan Party in good faith by appropriate proceedings and adequate reserves are being maintained by such Loan Party in accordance with Applicable Accounting Principles, and

(ii) any Taxes payable pursuant to the 2023 IRS Payment Plan;

(m)
unsecured Indebtedness in respect of obligations of the Borrower or any Subsidiary of the Borrower to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money; and
(n)
Indebtedness that is either (i) assumed at the time of a Permitted Acquisition or

(ii) incurred for the purposes of financing a Permitted Acquisition, provided that, in each case,

(A) to the extent such Indebtedness is secured, it is not secured by any assets other than those assets that were acquired through such Permitted Acquisition (including, for avoidance of doubt, a limited recourse pledge of the Equity Interests of the relevant Subsidiary acquired in such Permitted Acquisition) or owned by a Subsidiary acquired through such Permitted Acquisition, (B) to the extent such Indebtedness is guaranteed, it is not guaranteed by any of the Loan Parties other than any Subsidiaries that are acquired as part of such Permitted Acquisition, and (C) before and after giving effect to the incurrence or assumption of such Indebtedness and the related Permitted Acquisition as if such actions had occurred at the beginning of the most recently ended fiscal two fiscal quarter period, (I) the Financial Covenants on a pro forma basis would each be satisfied as of the last day of the most recently ended fiscal quarter and (II) the Consolidated Leverage Ratio on a pro forma basis as of the last day of the most recently ended fiscal quarter would be equal to or less than 2.50:1.00;

(o)
Indebtedness incurred by the Borrower or another Subsidiary arising from the Permitted Sale and Leaseback Transaction;
(p)
without any duplication of any Permitted Sale Leaseback Transaction,

Indebtedness incurred pursuant to the Fulton Property Financing; and

(q)
any refinancings, refundings, renewals or extensions of Indebtedness incurred under clause ~~(b)~~(b), ~~(j)~~(j), (n), (o) and (p); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to premiums, original issue discount, or other amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (ii) to the extent such Indebtedness incurred under clauses ~~(b), (j)~~(b), (j), (n), (o) or (p) is secured, such Indebtedness incurred under this clause ~~(q)~~(o) refinancing, refunding, renewing or extending such Indebtedness shall not be secured by any assets other than those assets securing the original Indebtedness that is subject to such refinancing, refunding, renewal or extension and (iii) to the extent such Indebtedness incurred under clauses ~~(b), (j)~~(b), (j), (n), (o) or (p) is guaranteed, such Indebtedness incurred under this clause (q) refinancing, refunding, renewing or extending such Indebtedness shall not be guaranteed by any Loan Party other than those Loan Parties guaranteeing the original Indebtedness that is subject to such refinancing, refunding, renewal or extension.

SECTION 6.02 Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)
Liens in favor of the Borrower or any of its Subsidiaries or created under the Loan Documents;
(b)
Liens existing on the date hereof and listed on Schedule 6.02 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Sections 6.01(q), (iii) the direct or any contingent obligor with respect thereto is not changed and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 6.01(q);
(c)
Liens for (i) Taxes or other governmental charges not yet due or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with Applicable Accounting Principles, or for property Taxes on property that any Loan Party has determined to abandon if the sole recourse for such Tax, assessment, charge, levy or claim is to such property and (ii) Taxes payable pursuant to the 2023 IRS Payment Plan;
(d)
carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business and which, if they secure obligations that are then due and unpaid and are overdue for more than thirty (30) days are being contested in good faith by appropriate proceedings for which adequate reserves have been established with respect thereto on the books of the applicable Person;

(e)
Liens securing Indebtedness permitted under ~~SECTION 6.01(e)~~SECTION 6.01(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness (except for additions and accessions to such assets, the proceeds and products thereof and customary security deposits) and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, plus related transaction costs, of the property being acquired on the date of acquisition; provided that, in the case of clause (e)(i), individual financings provided by one lender may be cross collateralized to other financings provided by such lender or its affiliates;
(f)
Liens imposed by Requirements of Law or pledges or deposits in the ordinary course of business in connection with (i) workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA, and (ii) public utility services provided to the Borrower or a Subsidiary;
(g)
deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(h)
easements, rights-of-way, restrictions and other similar encumbrances affecting real property that, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person, and any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries;
(i)
Liens securing judgments for the payment of money, or orders, attachments, decrees or awards, in each case not constituting an Event of Default under SECTION 7.01(j);
(j)
any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary (or that is merged or amalgamated into the Borrower or any Subsidiary of the Borrower) after the date hereof prior to the time such Person becomes a Subsidiary (or that is merged or amalgamated into the Borrower or any Subsidiary of the Borrower); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary (provided, however, that such Liens may include a limited recourse pledge of the Equity Interests of the relevant acquired Subsidiary) and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (other than increases relating to transaction costs of such extensions, renewals and replacements);
(k)
Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of setoff) that are customary in the banking industry;

(l)
any interest or title of a lessor, sublessor, licensor or sublicensor under leases or non-exclusive licenses permitted by this Agreement that are entered into in the ordinary course of business;
(m)
leases, non-exclusive licenses, subleases or non-exclusive sublicenses granted to others in the ordinary course of business that do not (i) interfere in any material respect with the ordinary conduct of the business of the Borrower and its Subsidiaries, or (ii) secure any Indebtedness;
(n)
Liens securing Indebtedness permitted under Section 6.01~~(n);~~(n);
(o)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(p)
Liens incurred in the ordinary course of business in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets, and;
(q)
Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Loan Party in the ordinary course of business in accordance with the past practices of such Loan Party;
(r)
bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by any Loan Party, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts, sweep accounts and netting arrangements and similar arrangements of the Loan Parties consisting of the right to apply the funds held therein to satisfy overdraft or similar obligations incurred in the ordinary course of business of such person; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness, and Liens granted in the ordinary course of business by the Borrower or any of its Subsidiaries to any bank with whom it maintains accounts to the extent required by the relevant bank’s (or custodian’s or trustee’s, as applicable) standard terms and conditions, in each case, which are within the general parameters customary in the banking industry;
(s)
Liens (i) on advances of cash or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to ~~SECTION 6.06~~SECTION 6.06 to be applied against the purchase price for such Investment, (ii) Liens on deposits or other amounts held in escrow to secure contractual payments (contingent or otherwise) payable by the Borrower or its Subsidiaries to a seller after the consummation of a Permitted Acquisition or other permitted Investment, and (iii) Liens attaching solely to cash earnest money deposits in connection with an Investment permitted by ~~SECTION 6.06;~~SECTION 6.06;

(t)
Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon;
(u)
(i) deposits of cash with the owner or lessor of premises leased or operated by the Borrower or any of its Subsidiaries and (ii) cash collateral on deposit with banks or other financial institutions issuing letters of credit (or backstopping such letters of credit) or other equivalent bank guarantees issued naming as beneficiaries the owners or lessors of premises leased or operated by the Borrower or any of its Subsidiaries, in each case, in the ordinary course of business of the Borrower and such Subsidiaries to secure the performance of the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises;

(v)
statutory Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of obligations of any Loan Party under Environmental Laws to which any assets of such Loan Party are subject;
(w)
Liens securing Indebtedness and other obligations in an aggregate amount not exceeding $5,000,000 at any time outstanding;
(x)
Liens arising out of the Permitted Sale Leaseback Transaction, so long as ~~such~~ liens attach only to the Fulton Property and any accessions and additions thereto or proceeds and products thereof and related the Fulton Property; and
(y)
Liens in favor of ~~Stearns Bank~~any Fulton Property Lender with respect to the Fulton Property Financing Collateral pursuant to the Fulton Property Financing Documents, which secure the Indebtedness permitted by Section 6.01(p).

SECTION 6.03 Fundamental Changes. The Borrower will not, nor will it permit any Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a)
any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Subsidiary Guarantor is merging with another Subsidiary, a Subsidiary Guarantor shall be the continuing or surviving Person;
(b)
any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Subsidiary Guarantor, then the transferee shall either be the Borrower or another Subsidiary Guarantor;
(c)
the Borrower and its Subsidiaries may make Dispositions permitted by Section 6.04;
(d)
any Investment permitted by Section 6.06 may be structured as a merger, consolidation or amalgamation; and
(e)
any Subsidiary may dissolve, liquidate or wind up its affairs at any time provided that (i) such dissolution, liquidation or winding up, as applicable, would not reasonably be expected to have a Material Adverse Effect and (ii) any property or assets owned by such Subsidiary prior to dissolution are disposed of through a Disposition permitted pursuant to Section 6.04.

SECTION 6.04 Dispositions. The Borrower will not, and will not permit any Subsidiary to, make any Disposition or enter into any agreement to make any Disposition, except:

(a)
Dispositions of property no longer used or useful in the business, or obsolete or worn out property in the ordinary course of business;

(b)
Dispositions of inventory in the ordinary course of business;
(c)
Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(d)
Dispositions of property by any Subsidiary to the Borrower or to a Subsidiary, provided that if the transferor of such property is a Subsidiary Guarantor, the transferee must be either the Borrower or a Subsidiary Guarantor;
(e)
Dispositions permitted by Section 6.03;
(f)
leases, non-exclusive licenses, subleases or non-exclusive sublicenses granted in the ordinary course of business and on ordinary commercial terms that do not interfere in any material respect with the business of the Borrower and its Subsidiaries;
(g)
Restricted Payments permitted by Section 6.05 and Investments permitted by Section 6.06;
(h)
Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section; provided that such Disposition must (a) be for the fair market value, (b) with respect to any aggregate consideration received in respect thereof in excess of $1,000,000, at least 75% of consideration for such Disposition must consist of cash or Cash Equivalents (with any securities, notes or other obligations or assets received by the Borrower or any Subsidiary from such transferee that are converted by such person into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within one hundred eighty (180) days following the closing of the applicable disposition, treated as cash) and (c) the aggregate book value of all property Disposed of pursuant to this clause (i) in any fiscal year shall not exceed $3,000,000;
(i)
Dispositions pursuant to the Permitted Sale and Leaseback Transaction; and
(j)
the Disposition of 12.5% of Newco’s Equity Interests by Borrower to Blue Marble Ventures LLC and BWH NJ LLC and any documentation entered into in connection therewith.

SECTION 6.05 Restricted Payments. The Borrower will not, and will not permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Event of Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a)
each Subsidiary may make Restricted Payments to the Borrower and any other Subsidiary of the Borrower that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of such Equity Interests in respect of which such Restricted Payment is being made;
(b)
the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in common Equity Interests of such Person;
(c)
the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new common Equity Interests;

(d)
the Borrower may declare or pay cash dividends to its sole shareholder, the American Parent, and purchase, redeem or otherwise acquire for cash its Equity Interests from its sole shareholder, the American Parent:
(i)
in any amount if, before and after giving effect thereto as if such cash dividend had occurred at the beginning of the most recently ended fiscal quarter, (A) the Financial Covenants on a pro forma basis would each be satisfied as of the last day of the most recently ended fiscal quarter and (B) the Consolidated Leverage Ratio on a pro forma basis as of the last day of the most recently ended fiscal quarter would be equal to or less than 2.50:1.00, or
(ii)
if the conditions of clause (d)(i) above are not satisfied, in an amount that does not exceed $1,250,000 in the aggregate per fiscal quarter;

provided, that the proceeds of any such payment, purchase, redemption or otherwise, pursuant to this clause (d) shall not, directly or indirectly, be paid to, through distribution, dividend, loan, investment, or payment of any kind, to any direct or indirect shareholder of the Canadian Parent;

(e)
the Borrower and each Subsidiary may pay withholding or similar taxes payable by any future, present or former employee, director or officer (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) in connection with any repurchases of Equity Interests or the exercise of stock options;
(f)
the Borrower may make Specified Distributions using a portion of proceeds of the Loans; and
(g)
the Borrower may make Restricted Payments in an amount required for the Canadian Parent or Affiliate to pay quarterly and annual Taxes due in an amount which does not materially exceed the tax liabilities that would have been payable by the Borrower and its Subsidiaries on a stand-alone basis.

SECTION 6.06 Investments. The Borrower will not, and will not permit any Subsidiary to, make any Investments, except:

(a)
Investments held by the Borrower or such Subsidiary in the form of Cash Equivalents;
(b)
(i) Investments in Subsidiaries in existence on the Closing Date, and (ii) other Investments in existence on the Closing Date and identified on Schedule 6.06, and any refinancing, refunding, renewal or extension of any such Investment that does not increase the amount thereof;
(c)
Investments of the Borrower in any Subsidiary Guarantor and Investments of any Subsidiary in the Borrower or in another Subsidiary of the Borrower, provided that if the Subsidiary making such Investment is a Subsidiary Guarantor, then the Subsidiary that is receiving such Investment must also be a Subsidiary Guarantor;
(d)
Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(e)
Investments consisting of the indorsement by the Borrower or any Subsidiary of negotiable instruments payable to such Person for deposit or collection in the ordinary course of business;

(f)
to the extent constituting an Investment, transactions otherwise permitted by Sections 6.01, 6.03 and 6.05;
(g)
Permitted Acquisitions;
(h)
other Investments not exceeding $2,000,000 (or, in the case of Investments in Subsidiaries of the Canadian Parent that are not Loan Parties, $2,500,000, provided that any such Investments must be in the form of a Loan, the obligations for which are represented by a promissory note with terms and conditions reasonably satisfactory to the Agent and, notwithstanding the amount thereof or any other term of this Agreement or another Loan Document, pledged to the Agent as Collateral for the benefit of the Lenders) in the aggregate in any fiscal year of the Borrower; and
(i)
to the extent constituting an investment, any of the transactions and all related actions contemplated by the Lodi and Maplewood Transaction.

SECTION 6.07 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (a) transactions between or among the Borrower and any of its Wholly-Owned Subsidiaries or between and among any Wholly-Owned Subsidiaries, (b) Restricted Payments permitted by Section 6.05, (c) director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements and severance agreements, in each case approved by the Board of Directors of the Borrower or direct or indirect parent entity of the Borrower or the applicable Subsidiary, (d) transactions in respect of agreements and arrangements in effect on the Closing Date and set forth on Schedule 6.07 and any amendment or modification with respect to such agreement, arrangement or transaction, and the performance of obligations thereunder, so long as such amendment or modification is not materially adverse to the interests of the Lenders, (e) any agreement between any Person and an Affiliate of such Person existing at the time such Person is acquired by or merged into the Borrower or its Subsidiaries in accordance with the terms of this Agreement; provided that such agreement was not entered into in contemplation of such acquisition, merger or amalgamation, or any amendment thereto (so long as any such amendment is not disadvantageous to the Lenders in any material respect in the good faith judgment of the Borrower when taken as a whole as compared to such agreement as in effect on the date of such acquisition or merger), (f) that certain management services agreement dated March 1, 2020 by and among IHC Management LLC, Ilera Healthcare LLC and TerrAscend NJ LLC, and

(g)
the transactions and all related actions constituting the Lodi and Maplewood Transaction.

SECTION 6.08 Certain Restrictive Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that, directly or indirectly, limits the ability of (i) any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower, (ii) any Subsidiary to Guarantee Indebtedness of the Borrower or (iii) the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person to secure the Obligations; provided that this Section 6.08 shall not prohibit:

(a)
covenants in documents creating Liens permitted by Section 6.02 prohibiting further Liens on the properties encumbered thereby (other than Liens securing the Obligations);
(b)
customary restrictions on cash or other deposits;

(c)
net worth provisions in leases and other agreements entered into by a Loan Party in the ordinary course of business;
(d)
contractual encumbrances or restrictions existing on the Closing Date and identified on Schedule 6.08;
(e)
any prohibition or limitation that (I) exists pursuant to applicable Requirements of Law, (II) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.04, stock sale agreement, purchase agreements, or acquisition agreements (including by way of merger, amalgamation, acquisition or consolidation) entered into by Borrower or any of its Subsidiaries solely to the extent pending the consummation of such transaction, which covenant or restriction is limited to the assets that are the subject of such agreements, or (III) restricts subletting or assignment of leasehold interests contained in any lease governing a leasehold interest of Borrower or any of its Subsidiaries;
(f)
any documents relating to Indebtedness permitted hereunder that are, taken as a whole, in the good faith judgment of the Borrower, not materially more restrictive with respect to Borrower or any Subsidiary than (I) the restrictions contained in this Agreement or (II) restrictions in effect on the Closing Date (pursuant to documents included on Schedule 6.08);
(g)
customary provisions restricting placing a lien on or sublicensing, or assignment of any license;

(h)
customary provisions restricting assignment of any agreement entered into by a

Subsidiary in the ordinary course of business;

(i)
customary restrictions and conditions contained in any software license;
(j)
any agreement in effect at the time such Subsidiary becomes a Subsidiary, so long as such agreement was not entered into in connection with or in contemplation of such person becoming a Subsidiary of the Borrower and such agreement’s restrictions are not applicable to any person, or the properties or assets of any person, other than the person or the properties or assets of the person so acquired;
(k)
customary provisions in partnership agreements, limited liability company organizational governance documents and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar person.

SECTION 6.09 Changes in Fiscal Periods

. The Borrower will not permit the last day of its fiscal year to end on a day other than December 31 or change the Borrower’s method of determining its fiscal quarters.

SECTION 6.10 Changes in Nature of Business. The Borrower will not, and will not permit any Subsidiary to, engage to any material extent in any business other than those businesses conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably related, ancillary, complimentary or incidental thereto, necessary or appropriate for, or representing a reasonable expansion thereof.

SECTION 6.11 Restriction on Use of Proceeds. The Borrower will not use the proceeds of any Borrowing, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose.

SECTION 6.12 Financial Covenants.

(a)
Minimum Liquidity. The Borrower will not, and will not permit any Subsidiary to, permit Liquidity as of 5:00 pm (New York city time) on the last day of each fiscal quarter (starting with the quarter ending June 30, 2021) to be less than the greater of (x) $7,700,000 and (y) 6.4% of all Loans outstanding as of such date.
(b)
Consolidated Interest Coverage Ratio. If an ICR Period shall exist, then, within five (5) Business Days after the commencement of such ICR Period, the Borrower shall deposit into the Blocked Account, as additional collateral for the benefit of the Agent, an amount of cash equal to the ICR Required Payment Amount. If and when an ICR Period ends, provided no Event of Default shall then exist, Agent shall promptly release the funds on deposit in the Blocked Account to the Borrower.

SECTION 6.13 Sanctions; Anti-Corruption Use of Proceeds. The Borrower will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the Anti-Corruption Laws, or (b) (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the target of Sanctions, or (ii) in any other manner that would result in any Person (including any Person participating in the Loans, whether as Agent, Placement Agent, Lender, underwriter, advisor, investor, or otherwise) breaching Sanctions or becoming the target of any Sanctions.

SECTION 6.14 Federal Enforcement Priorities. The Borrower will not, and will not permit any Subsidiary to, permit any of its directors, officers, employees, consultants, agents or representatives to

(a) engage in violence or the use of firearms (except as may be required or permitted for security purposes under applicable state law governing Marijuana Activities), or permit the use of violence or firearms, in the conduct of any Marijuana Activities, (b) grow or permit the growth of Marijuana on any public lands, or

(c)
possess or use, or permit the possession or use, of Marijuana on federal property.

ARTICLE VII EVENTS OF DEFAULT

SECTION 7.01 Events of Default. If any of the following events (each, an “Event of Default”) shall occur:

(a)
the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
(b)
the Borrower shall fail to pay any interest on any Loan, or any fee or any other amount (other than an amount referred to in clause (a) of this Section) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three or more Business Days;
(c)
any representation or warranty made or deemed made by or on behalf of any Loan Party, as applicable, in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or any waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or any waiver hereunder or thereunder, shall prove to have been incorrect in any material respect (or, in the case of any such representation or warranty under this Agreement or any other Loan Document already qualified by materiality, such representation or warranty shall prove to have been incorrect in any respect) when made or deemed made (subject to, if curable, a grace period of 15 days following the earlier of (x) knowledge by the Borrower or (y) written notice from the Agent);

(d)
the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.04(a), 5.05 (with respect to the Borrower’s existence) or 5.13 or in Article VI;
(e)
the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a),

(b) or (d) of this Section) and such failure shall continue unremedied for a period of fifteen (15) or more days after receipt by the Borrower of written notice thereof from the Agent;

(f)
(i) any Loan Party shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness under the Loan Documents) having an aggregate principal amount of more than $5,000,000, in each case beyond the applicable grace period with respect thereto, if any; or

(ii) the Borrower or any Subsidiary shall fail to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (f)(ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness and such Indebtedness is repaid when required under the documents providing for such documents;

(g)
an involuntary case or proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief or any analogous case, proceeding, step or procedure in any jurisdiction (including any application for winding-up or dissolution) in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Debtor Relief Law now or hereafter in effect or (ii) the appointment of a receiver, interim receiver, receiver and manager, monitor, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such case, proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;
(h)
any Loan Party shall (i) voluntarily commence any case or proceeding or file any petition seeking liquidation, reorganization or other relief or any analogous case, proceeding, step or procedure in any jurisdiction (including any application for winding-up or dissolution) under any Debtor Relief Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section, (iii) apply for or consent to the appointment of a receiver, interim receiver, receiver and manager, monitor, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such case or proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(i)
any Loan Party shall become unable or admit in writing its inability or fail generally to pay its debts as they become due;
(j)
there is entered against any Loan Party (i) a final judgment or order for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $5,000,000 (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage), or (ii) a non-monetary final judgment or order that, either individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect;
(k)
an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount that could reasonably be expected to have a Material Adverse Effect;
(l)
any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations, ceases to be in full force and effect; or any party to a Loan Document contests in writing the validity or enforceability of any provision of such Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document;
(m)
any Loan Party is criminally indicted or convicted under any Requirement of Law, that may reasonably be expected to lead to a forfeiture of any property of such Loan Party having a fair market value in excess of $1,000,000; or
(n)
the Borrower shall fail to make the Final Payment (as defined in the Purchase Agreement) and any Deferred Amount (as defined in the Purchase Agreement), in each case on the respective due dates therefor (as such dates may be amended by agreement of the parties in accordance with the terms and conditions of the Purchase Agreement) in accordance with the Purchase Agreement;

then, and in every such event (other than an event with respect to the Borrower described in clause ~~(g)~~(g),

(h)
or (i) of this Section), and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times:
(i)
declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrower accrued hereunder and, to the extent applicable, the Make-Whole Amount and Prepayment Premium, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and

(ii) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents and Applicable Law;

provided that, in case of any event with respect to the Borrower described in clause (g), (h) or (i) of this Section, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations accrued hereunder and, to the extent applicable, the Make-Whole Amount, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

SECTION 7.02 Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Agent by the Borrower or the Required Lenders, all payments received on account of the Obligations, including, without limitation, all proceeds of the Collateral, shall be applied by the Agent as follows:

(i)
first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees and disbursements and other charges of counsel payable under Section 9.03 and amounts payable under the Administrative Agency Fee Letter) payable to the Agent in its capacity as such;
(ii)
second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees and disbursements and other charges of counsel payable under Section 9.03) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them;
(iii)
third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (iii) payable to them;
(iv)
fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans ratably among the Lenders in proportion to the respective amounts described in this clause (iv) payable to them;
(v)
fifth, to the payment in full of all other Obligations, in each case ratably among the Agent and the Lenders based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and
(vi)
finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

ARTICLE VIII AGENCY

SECTION 8.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints Acquiom Agency Services LLC to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term)

with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

SECTION 8.02 Merger or Consolidation. Any corporation or association into which Acquiom Agency Services LLC may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which Acquiom Agency Services LLC is a party, will be and become the successor Agent under this Agreement and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

SECTION 8.03 Exculpatory Provisions.

(a)
The Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Agent:
(i)
shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law;
(iii)
shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity
(iv)
shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder; and
(v)
shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility; it being understood that the Agent shall use its best efforts to resume performance as soon as practicable under the circumstances.

(b)
The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 7.01 and 9.02), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent in writing by the Borrower or a Lender. In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders.
(c)
The Agent shall not be responsible for or have any duty to ascertain or inquire into

(i) any recital, statement, warranty or representation (whether written or oral) made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the value, validity, enforceability, effectiveness, sufficiency or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document,

(v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent, (vi) any litigation or collection proceedings (or to initiate or conduct any such litigation or proceedings) under any Loan Document unless requested by the Required Lenders in writing and it receives indemnification satisfactory to it from the Lenders or (vii) the value or rating of any Collateral.

SECTION 8.04 Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 8.05 Delegation of Duties.

(a)
The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

(b)
Any corporation or other entity into which the Agent may be merged or converted or with which the Agent may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Agent, shall be the successor to the Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 8.06 Resignation of Agent.

(a)
The Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, (i) the Required Lenders shall have the right, with the prior written consent of the Borrower (which consent is not required if an Event of Default has occurred and is continuing and which consent shall not be unreasonably withheld or delayed), to appoint, as applicable, a successor Agent (which shall be a Lender or such other Person appointed by the Required Lenders). If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)
If no such successor shall have been so appointed by applicable Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the applicable Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)
With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring collateral agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Agent, all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Agent (other than any rights to indemnity payments owed to the retiring or removed Agent), and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent.

SECTION 8.07 Non-Reliance on Agent and Other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges and agrees that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan

Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder and for other information in the Agent’s possession which has been requested by a Lender and for which such Lender pays the Agent’s expenses in connection therewith, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Affiliates that may come into the possession of the Agent or any of its Affiliates.

SECTION 8.08 No Other Duties. Anything herein to the contrary notwithstanding, the Placement Agent listed on the cover page hereof shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Agent or a Lender hereunder.

SECTION 8.09 Indemnity of the Agent. THE LENDERS SEVERALLY AGREE TO INDEMNIFY THE AGENT AND ITS AFFILIATES AND ITS DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE ADVANCES THEN HELD BY EACH OF THEM (OR IF NO PRINCIPAL OF THE ADVANCES IS AT THE TIME OUTSTANDING, RATABLY ACCORDING TO THE RESPECTIVE COMMITMENTS HELD BY EACH OF THEM IMMEDIATELY PRIOR TO THE TERMINATION, EXPIRATION OR FULL REDUCTION OF EACH SUCH COMMITMENT), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNIFIED PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNIFIED PERSON), AND INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL CLAIMS, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN EACH CASE, AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE (DETERMINED AS SET FORTH ABOVE IN THIS PARAGRAPH) OF ANY OUT-OF- POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH BY THE BORROWER.

SECTION 8.10 Certain Rights of the Agent. If the Administrative Agent or Collateral Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement or the other Loan Documents, such Administrative Agent or Collateral Agent, as applicable, shall be entitled to refrain from such act or taking such act unless and until it shall have received instructions from such Lenders, and such Administrative Agent or Collateral Agent, as applicable, shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent or Collateral Agent as a result of the Administrative Agent or Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement or the other Loan Documents.

SECTION 8.11 Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agent and their respective agents and counsel and all other amounts due the Lenders and the Agent under Section 9.03) allowed in such judicial proceeding; and
(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, interim receiver, receiver and manager, monitor, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel, and any other amounts due the Agent under Section 9.03.

SECTION 8.12 Certain ERISA Matters.

(a)
Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:
(i)
such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,
(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such “Qualified

Professional Asset Manager” made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv)
such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.
(b)
In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

SECTION 8.13 Collateral and Guaranty Matter.

(a)
The Agent (acting at the direction of the Required Lenders) is authorized on behalf of the Lenders, without the necessity of any notice to or further consent from such Lenders, from time to time, to take any actions with respect to any Collateral or security instruments which may be necessary to perfect and maintain the Liens upon the Collateral granted pursuant to the Pledge and Security Agreement. The Agent (acting at the direction of the Required Lenders) is further authorized (but not obligated) on behalf of the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time, to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Lenders under the Loan Documents or Applicable Law. By accepting the benefit of the Liens granted pursuant to the Pledge and Security Agreement, each Lender hereby agrees to the terms of this clause (a).
(b)
The Lenders hereby, and any other Lender by accepting the benefit of the Liens granted pursuant to the Pledge and Security Agreement, irrevocably authorize the Agent to, and the Agent shall, upon request of the Borrower release any Lien granted to or held by the Agent upon any Collateral

(a) upon termination of this Agreement and the payment in full of all outstanding Loans and all other Obligations (other than contingent indemnity obligations for which no claims have been made); (b) constituting property sold or to be sold or Disposed of as part of or in connection with any Disposition permitted under this Agreement or any other Loan Document; (c) constituting property in which no Loan Party owned an interest at the time the Lien was granted or at any time thereafter other than as a result of a transaction prohibited hereunder; or (d) constituting property leased to any Loan Party under a lease which has expired or has been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Loan Party to be, renewed or extended. Upon the request of the Agent at any time, the Lenders will confirm in writing the Agent’s authority to release particular types or items of Collateral pursuant to this Section 8.11. At the written request and sole expense of the Borrower, which written request shall also include a certification from a Responsible Officer certifying to the Lenders, the Agent that such release is permitted under this Section 8.11 and that such transaction is in compliance with this Agreement and the other Loan Documents (which certification the Agent may, but is not obligated to, rely on), the Collateral Agent shall promptly provide the releases of

Collateral permitted to be released under this Section 8.11 subject to evidence of such transaction and release documentation reasonably satisfactory to the Required Lenders, the Agent except that, with the Required Lender’s prior written consent, the Agent may, but shall not be obligated, to provide such releases for such property to be sold but not yet sold or such property subject to a lease that is about to expire but not yet expired. Upon any of the Collateral constituting personal property being Disposed of as permitted under this Agreement, then such Collateral shall be automatically released from the Liens created under the applicable security instrument; provided, that (x) the Agent shall use commercially reasonable efforts to provide any evidence of such Lien release reasonably requested by the Borrower in accordance with this Section.

(c)
Notwithstanding anything contained in any of the Loan Documents to the contrary, the Loan Parties, the Agent and each Lender hereby agree that no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty Agreement, it being understood and agreed that all powers, rights and remedies hereunder, under the Guaranty and under the Pledge and Security Agreement may be exercised solely by the Agent (acting at the direction of the Required Lenders), as applicable, on behalf of the Lenders in accordance with the terms hereof and the other Loan Documents. By accepting the benefit of the Liens granted pursuant to the Pledge and Security Agreement, each Lender not party hereto hereby agrees to the terms of this clause (c).

SECTION 8.14 Credit Bidding.

(a)
The Agent, on behalf of itself and the Lenders, shall have the right, acting at the direction of the Required Lenders, to credit bid and purchase for the benefit of the Agent and the Lenders all or any portion of Collateral at any sale thereof conducted by the Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Agent (whether by judicial action or otherwise) in accordance with Applicable Law.
(b)
Each Lender hereby agrees that, except as otherwise provided in any Loan Documents or with the written consent of the Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar Dispositions of Collateral.

SECTION 8.15 Agent Actions. With respect to any term or provision of this Agreement or any other Loan Document that requires the consent, approval, satisfaction, discretion, determination, decision, action or inaction or any similar concept of or by the Agent, or that allows, permits, requires, empowers or otherwise provides that any matter, action, decision or similar may be taken, made or determined by the Agent (including any provision that refers to any document or other matter being satisfactory or acceptable to the Agent) without expressly referring to the requirement to obtain consent or input from any Lenders, or to otherwise notify any Lender, or without providing that such matter is required to be satisfactory or acceptable to the Required Lenders, such term or provision shall be interpreted to refer to the Agent exercising its discretion, it being understood and agreed that the Agent shall be entitled to confirm that any matter is satisfactory or acceptable to the Required Lenders to the extent that it deems such confirmation necessary or desirable.

SECTION 8.16 Force Majeure. The Agent shall not be (i) required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder or under any other Loan Document or (ii) responsible or liable for any failure or delay in the performance of its obligations hereunder or under any other Loan Document arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility.

ARTICLE IX MISCELLANEOUS

SECTION 9.01 Notices; Public Information.

(a)
Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email as follows:
(i)
if to the Borrower, to WDB Holding PA, Inc., c/o TerrAscend Corp. at 489 Fifth Avenue, 29th Fl, New York, NY 10017, Attention of Keith Stauffer, Chief Financial Officer (Telephone No. (717) 343-5386; Email: kstauffer@terrascend.com), with a copy to: TerrAscend Corp. at 3610 Mavis Road, PO Box 43125, Mississauga, Ontario L5C 1W2, Attention of Jason Marks, Chief Legal Officer (Telephone No. (609) 937-6390; Email: jmarks@terrascend.com);
(ii)
if to the Agent, to Acquiom Agency Services LLC at ~~150 South Fifth~~750 17th Street, Suite ~~2600, Minneapolis, MN 55402~~1400, Denver, CO 80202, Attention of ~~Jennifer Anderson (Telephone No. (612) 509-2321;~~ Shon McCraw-Davis (Email: ~~loanagency@srsacquiom.com~~SMccrawDavis@srsacquiom.com), with a copy to: ~~Stroock & Stroock & Lavan~~Paul Hastings LLP at ~~180 Maiden Lane~~200 Park Ave, New York, NY ~~10038~~10166, Attention of Alex Cota (Telephone No. (212) ~~806-5531~~318-6422; Email: ~~acota@stroock~~alexcota@paulhastings.com); and
(iii)
if to a Lender, to it at its address (or email address) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications, to the extent provided in clause (b) below, shall be effective as provided in said clause (b).

(b)
Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML, and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e- mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)
Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
(d)
Platform.
(i)
The Borrower agrees that the Agent may, but shall not be obligated to, make the Communications (as defined below) available to the other Lenders by posting the Communications on the Platform.
(ii)
The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed to the Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform.
(e)
Public Information. The Borrower hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates (including the Canadian Parent), or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the materials and information provided by or on behalf of the Borrower or any of its Affiliates hereunder and under the other Loan Documents (collectively, “Borrower Materials”) that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC,” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its Affiliates or their respective securities for purposes of U.S. federal and other applicable securities Laws and as not containing material information that has not been generally disclosed (within the meaning of Canadian securities Laws) with respect to the Borrower or its Affiliates or their respective securities (provided, that to the extent that such Borrower Materials constitute Information, they shall be subject to Section 9.12); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (iv) the Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Each Public Lender will designate one or more representatives that shall be permitted to receive information that is not designated as being available for Public Lenders.

SECTION 9.02 Waivers; Amendments.

(a)
No Waiver; Remedies Cumulative; Enforcement. No failure or delay by the Agent or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges of the Agent and the Lenders hereunder and under the Loan Documents are cumulative and are not exclusive of any rights, remedies, powers or privileges that any such Person would otherwise have.
(b)
Amendments, Etc. Except as otherwise expressly set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing executed by the Borrower and the Required Lenders, and acknowledged by the Agent, or by the Borrower and the Agent with the consent of the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that:
(i)
no such amendment, waiver or consent shall:
(A)
extend or increase any Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Article IV or the waiver of any Default shall not constitute an extension or increase of any Commitment of any Lender);
(B)
reduce the principal of, or rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly and adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary (x) to amend the definition of “Default Rate” or to waive the obligation of the Borrower to pay interest at the Default Rate or (y) to amend any financial covenant (or any defined term directly or indirectly used therein), even if the effect of such amendment would be to reduce the rate of interest on any Loan or other Obligation or to reduce any fee payable hereunder);
(C)
postpone any date scheduled for any payment of principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender directly and adversely affected thereby;
(D)
change Section 2.11(b) or Section 2.12 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby;
(E)
waive any condition set forth in Section 4.01 without the written consent of each Lender;
(F)
change any provision of this Section or the percentage in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, in each case, without the written consent of each Lender, or

(G)
require the consent of the Required Lenders if such amendment, waiver or consent is to a provision of either Fee Letter but such amendment, waiver or consent shall require the consent of the Placement Agent (with respect to the Placement Agent Fee Letter) and the Agent (with respect to the Administrative Agency Fee Letter),
(ii)
no such amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties hereunder or under any other Loan Document of the Agent, unless in writing executed by the Agent, in each case in addition to the Borrower and the Lenders required above, and
(iii)
no Lender shall receive an amendment or similar fee as consideration for, or in connection with, such amendment, waiver or consent unless the Borrower shall have sought consent from all Lenders holding outstanding Loans at such time and offered all such Lenders the same fee, provided that the Borrower shall only be obligated to pay such fee to those Lenders that actually consent to such amendment, waiver or consent.

In addition, notwithstanding anything in this Section to the contrary, if the Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to the Agent within ten Business Days following receipt of notice thereof.

SECTION 9.03 Expenses; Indemnity; Damage Waiver.

(a)
Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Placement Agent (including the reasonable fees, charges and disbursements of counsel for the Placement Agent), in connection with the diligence of the Loan Parties, their Subsidiaries and activities, and the preparation, negotiation, execution, delivery of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), provided, that the Borrower’s obligation to make payment pursuant to this clause (i) with respect to expenses incurred prior to the Closing Date shall be subject to any arrangements separately agreed to between the Placement Agent and the Borrower prior to the date hereof, (ii) all reasonable out-of-pocket expenses incurred by the Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agent), in connection with the syndication of the Facilities, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (iii) all out-of-pocket expenses incurred by the Agent or any Lender (including the fees, charges and disbursements of any counsel for the Agent or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, (iv) all reasonable and documented out-of-pocket costs and expenses, if any, of the Agent or any lender if an Event of Default has occurred and is continuing, or otherwise in connection with any workout, restructuring, reorganization or debt modification or exchange transaction, any enforcement of, or exercise or protection of rights or remedies (whether through negotiations, legal proceedings, or otherwise) under, this Agreement and the other Loan Documents (including the fees, charges and disbursements of any counsel for the Agent or any Lender), (v) any financial or other professional advisors, consultants, and third party service providers retained, appointed or engaged by or on behalf of the Required

Lenders, and (vi) any financial or other professional advisors, consultants, and third party service providers retained, appointed or engaged by or on behalf of the Agent.

(b)
Indemnification by the Borrower. The Borrower shall indemnify the Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any environmental claims), investigation, litigation or other proceeding (whether or not the Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with any Loan, any Loan Document, or any way connected with any Loan, any Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (and in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of such Indemnitee); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by the Borrower against an Indemnitee for bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of the Borrower and that is brought by an Indemnitee against another Indemnitee (other than against the Placement Agent or the Agent in their capacities as such). Paragraph (b) of this Section shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. No Loan Party shall, without the prior written consent of each Indemnitee affected thereby, settle any threatened or pending claim or action that would give rise to the right of any Indemnitee to claim indemnification hereunder unless such settlement (x) includes a full and unconditional release of all liabilities arising out of such claim or action against such Indemnitee at any time (including future, prospective and unmatured claims or actions), (y) does not include any statement as to or an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and (z) does not require any payment to be made, and does not result in any obligation regarding any payment (including any payment of any costs or expenses) to be imposed or require such obligation to be incurred or assumed, and does not require any actions to be taken or refrained from being taken by any Indemnitee other than the execution of the related settlement agreement, if any.
(c)
Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clauses (a) or (b) of this Section to be paid by it to the Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Applicable Percentage at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent), or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.11(e).

(d)
Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan, or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(e)
Payments. All amounts due under this Section shall be payable promptly (and in no event, not later than thirty days) after demand therefor.
(f)
Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder.

SECTION 9.04 Successors and Assigns.

(a)
Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent and each Lender (and any other attempted assignment or transfer by any party hereto shall be null and void), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of clause (b) of this Section, (ii) by way of participation in accordance with the provisions of clause (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (e) of this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts.
(A)
in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to and/or by related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)
in any case not described in clause (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $2,500,000, unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.
(iii)
Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section and, in addition:
(A)
the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within five Business Days after having received notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of any Facility; and
(B)
the consent of the Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund.
(iv)
Assignment and Assumption. The parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Agent an Administrative Questionnaire.
(v)
No Assignment to Certain Persons. No such assignment shall be made to the Borrower, the Canadian Parent or any of the Canadian Parent’s Subsidiaries.

Subject to acceptance and recording thereof by the Agent pursuant to clause (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section.

(c)
Register. The Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and, to the extent the Borrower is disregarded for U.S. federal income tax purposes, the Borrower’s regarded owner for U.S. federal income tax purposes), shall maintain at its address referred to in Section 9.01 a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and interest owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (but a Lender shall solely be permitted to inspect such portions of the Register that disclose information relating to such Lender’s Loans and amounts owning to it, and not to any other Lender), at any reasonable time and from time to time upon reasonable prior notice. The Borrower hereby agrees that the Agent acting as its agent solely for the purpose set forth above in this clause (c), shall not subject the Agent to any fiduciary or other implied duties, all of which are hereby waived by the Borrower with respect to the Agent acting as its agent solely for the purpose set forth above in this clause (c).
(d)
Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.03(b) with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.02(b)(i) through (v) that adversely affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13 and

2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(g) (it being understood that the documentation required under Section 2.14(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.15 as if it were an assignee under clause (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.13 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.15(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.12 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower (and, to the extent the Borrower is disregarded for U.S. federal income tax purposes, the Borrower’s regarded owner for U.S. federal income tax purposes), maintain a register on which it enters the name and address of each Participant and the principal amounts

(and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. The Borrower hereby agrees that each Lender acting as its agent solely for the purpose set forth above in this clause (d) shall not subject such Lender to any fiduciary or other implied duties, all of which are hereby waived by the Borrower with respect to such Lender acting as it agent solely for the purpose set forth above in this clause (d).

(e)
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)
Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Agent and such Lender.
(g)
Affiliated Lenders. Notwithstanding anything to the contrary contained in this Agreement, the aggregate Outstanding Amount of Loans that are held by Affiliated Lenders at any time may not exceed 25% of the aggregate Outstanding Amount of all Loans.

SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in any Loan Document or other documents delivered in connection herewith or therewith or pursuant hereto or thereto shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery hereof and thereof and the making of the Borrowings hereunder, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied and so long as the Commitments have not expired or been terminated. The provisions of Sections 2.13, 9.03, 9.15 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the payment in full of the Obligations, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution.

(a)
Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the

Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

(b)
Electronic Execution. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, electronic mail (e.g., “pdf” or “tif”) or any other electronic means complying with the U.S. federal ESIGN Act of 2000 or the New York State Electronic Signatures and Records Act or other transmission method shall be effective as delivery of a manually executed counterpart of this Agreement and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by Applicable Law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, the other Loan Documents and any document to be signed in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, deliveries or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 9.07 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender different from the branch office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Borrower and the Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 9.09 Governing Law; Jurisdiction; Etc.

(a)
Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(b)
Jurisdiction. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Agent, any Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.
(c)
Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in clause (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
Waiver of Defense of Illegality. The Borrower irrevocably waives any defense based on federal law or that the transactions contemplated by this Agreement are void as against public policy or based on illegality under federal law, including without limitation, Federal Marijuana Laws.
(e)
Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND

(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12 Treatment of Certain Information; Confidentiality. Each of the Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by Applicable Laws or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder;

(f)
subject to an agreement containing provisions substantially the same as (or no less restrictive than) those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) with the consent of the Borrower; or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Agent, any Lender or any of their respective Affiliates on a non- confidential basis from a source other than the Borrower who did not acquire such information as a result of a breach of this Section. In addition, the Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.13 PATRIOT Act. Each Lender subject to the PATRIOT Act hereby notifies the Borrower that, pursuant to the requirements of the PATRIOT Act, it may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the PATRIOT Act.

SECTION 9.14 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under Applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with Applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Loan but were not paid as a result of the operation of this Section shall be cumulated and the interest and charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender. Any amount collected by such Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Loan or refunded to the Borrower so that at no time shall the interest and charges paid or payable in respect of such Loan exceed the maximum amount collectible at the Maximum Rate.

SECTION 9.15 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Agent or any Lender, or the Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver, interim receiver, receiver and manager, monitor or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

SECTION 9.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and the Placement Agent, the Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Placement Agent, the Agent, or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Placement Agent, the Agent and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Placement Agent, the Agent and the Lenders, on the other hand,

(iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Placement Agent, the Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Placement Agent, the Agent and the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Placement Agent, the Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Placement Agent, the Agent and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against any of the Placement Agent, the Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 9.17 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.
(b)
As used in this Section 9.18, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following:

(i)
a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(ii)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 9.18 Judgment Currency. For the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of any Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent or any Lender from any Loan Party in the Agreement Currency, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent or any Lender in such currency, the Agent or such Lender, as the case may be, agrees to return the amount of any excess to the applicable Loan Party (or to any other Person who may be entitled thereto under applicable law).

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WDB HOLDING PA, INC.,

as Borrower

By Name:

Title:

AGENT

ACQUIOM AGENCY SERVICES, LLC,

as Administrative Agent and Collateral Agent

By Name:

Title:

LENDERS

[●],

as Lender

By Name:

Title:

Name of Initial Lender	Initial Commitment
Capstone Holdings Inc.	$25,000,000
Millstreet Credit Fund LP	$14,500,000
Mercer QIF Fund PLC - Mercer Investment Fund 1	$7,500,000
Graticule Asia Macro Master Fund Ltd.	$20,000,000
AFC Gamma, Inc.	$10,000,000
DG Value Partners II Master Fund, LP	$5,935,000
DG Value Partners Fund, LP	$1,065,000
DG Value Partners II Master Fund, LP - Class C	$1,800,000
Eisenreich Family Foundation	$150,000
AE 2015 Grantor CLAT	$450,000
2016 Alan Shamah Discretionary Trust	$400,000
The Sam and Helene Wieder Family Trust	$50,000
PPG Hedge Fund Holdings LLC	$150,000
IG Mackenzie Floating Rate Income Fund	$1,750,000
IG Mackenzie Strategic Income Fund	$70,000
IG Mackenzie Canadian High Yield Income Fund	$250,000
iProfile Fixed Income Private Pool	$420,000
Mackenzie Corporate Bond Fund	$260,000
Mackenzie Diversified Alternatives Fund	$175,000
Mackenzie Floating Rate Income ETF	$1,500,000
Mackenzie Floating Rate Income Fund	$1,750,000
Mackenzie Global Credit Opportunities Fund	$100,000
Mackenzie Global High Yield Fixed Income ETF	$90,000
Mackenzie North American Corporate Bond Fund	$450,000
Mackenzie Strategic Income Fund	$720,000
Mackenzie Unconstrained Bond ETF	$540,000
Mackenzie Unconstrained Fixed Income Fund	$1,925,000
VR Global Partners LP	$5,000,000
MYDA Advantage, LP	$4,500,000
J&G Realty, LLC	$3,000,000
Tricia M. Hedberg Revocable Trust u/a July 18, 2006	$2,000,000
Intrepid Income Fund	$1,800,000
Thomas E. Bernard	$1,700,000
Mera I, LLC	$1,000,000
KJH Senior Loan Fund	$1,000,000
Jason Klarreich	$900,000
1000 South Elmora Associates LLC	$700,000
Cedarview Opportunities Master Fund, LP	$500,000
James Dworkin	$300,000
Keith Stauffer	$250,000
Renato Negrin	$250,000
Joel A. Klarreich	$100,000
TOTAL	$120,000,000

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Litigation

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Material Licenses

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Post-Closing Obligations

Within thirty (30) days of the Closing Date (or such later time as the Agent may agree), insurance certificates evidencing the insurance coverage and endorsements required by Section 5.07.

Within thirty (30) days of the Closing Date (or such later time as the Agent may agree) (i) short-form security agreement(s) in form and substance reasonably satisfactory to the Agent, signed on behalf of each party thereto (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such short-form security agreement(s)) that such party has signed a counterpart of such short-form security agreement(s)), with respect to the Intellectual Property pledged in favor of the Agent pursuant to the Pledge and Security Agreement on the Closing Date and (ii) recordation of such short-form security agreement(s) with the United States Patent and Trademark Office, or the United States Copyright Office, as applicable.

Within thirty (30) days of the Closing Date (or such later time as the Agent may agree), Borrower shall (i) provide evidence that the limited liabity company agreements and limited partnership agreements, as applicable, for each of the following Subsidiaries shall have been amended to opt into Article 8 of the applicable Uniform Commerical Code and (ii) have delivered certificates representing the Equity Interests for each of the following Subsidiaries, accompanied by undated stock transfer powers or other proper instruments of transfer reasonably acceptable to the Agent executed in blank.

IHC Management LLC Ilera Healthcare LLC Ilera Dispensing LLC IHC Real Estate GP, LLC IHC Real Estate LP

Ilera Security LLC

235 Main Street Mercersburg LLC Ilera InvestCo I, LLC

Ilera Dispensing 2 LLC Ilera Dispensing 3 LLC

Within thirty (30) days of the Closing Date (or such later time as the Agent may agree), American Parent shall deliver to the Agent an intercompany note (which such note may, at the American Parent’s option, take the form of an intercompany global note) representing intercompany obligations of the Borrower owed to the American Parent, together with an instrument of transfer executed in blank, in each case, reasonably acceptable to the Agent.

Within sixty (60) days of the Closing Date (or such later time as the Agent may agree), the Borrower shall have delivered a counterpart of each party to each Notice of Assignment (as defined in the Pledge and Security Agreement) with respect to each of the leased properties identified on paragraph 2(f) of the Perfection Certificate, signed on behalf of such party (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such Notice of Assignment) that such party has signed a counterpart of such Notice of Assignment).

Within sixty (60) days of the Closing Date (or such later time as the Agent may agree), a Control Agreement, signed on behalf of each party thereto (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such Control Agreement) that such party has signed a counterpart of such Control Agreement), with respect to each account pledged in

~~289311213 v1~~

avoidance of doubt, excludes any Excluded Accounts).

Within seventy five (75) days of the Closing Date (or such later time as the Agent may agree), the Borrower shall have delivered a mortgage with respect to each Material Real Property owned by the Borrower or any of its Subsidiaries as of the Closing Date, signed on behalf of each party thereto (or written evidence satisfactory to the Agent (which may include transmission by electronic mail of a signed signature page to such mortgage agreement) that such party has signed a counterpart of such mortgage agreement) and evidence reasonably satisfactory to the Agent that all Material Real Property Requirements with respect to such Material Real Property have been completed.

Indebtedness

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Liens

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Investments

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Transactions with Affiliates

Restrictive Agreements

EXHIBIT A

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (an “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.
Assignor:

2.
Assignee:

[Assignee is an [Affiliate][Approved Fund] of [identify Lender]]

3.
Borrower: WDB Holding PA, Inc.
4.
Agent: Acquiom Agency Services LLC, as the administrative agent under the Credit Agreement
5.
Credit Agreement: The Credit Agreement dated as of December 18, 2020 among WDB Holding PA, Inc., the Lenders parties thereto and Acquiom Agency Services LLC, as Administrative Agent,
6.
Assigned Interest:

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2

Aggregate Amount of Loans for all Lenders[1]	Amount of Loans Assigned[8]	Percentage Assigned of Loans[2]
$	$	%
$	$	%
$	$	%
7.
Trade Date: 3

[Page break]

1 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

2 Set forth, to at least 9 decimals, as a percentage of the Commitment/ Loans of all Lenders thereunder.

3

3 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

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4

Effective Date: , 20 4

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By: Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By: Title:

Consented to and Accepted:

ACQUIOM AGENCY SERVICES LLC,

as Agent

By: Title:

Consented to:

WDB HOLDING PA, INC.,

as Borrower

By: Title:

4 To be inserted by the Agent and which shall be the Effective Date of recordation of transfer in the register therefor.

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5

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1.
Representations and Warranties.
1.1
Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2
Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement,

(ii) it meets all the requirements to be an assignee under Section 9.04 of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee and (viii) [is an Affiliate of the Borrower][is not an Affiliate of the Borrower]; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.
Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date. Notwithstanding the foregoing, the Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.
3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and

6

Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by electronic mail shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with a certificate of its non-

U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: , 20[ ]

~~289311213 v1~~

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code,

(iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-

U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: , 20[ ]

~~289311213 v1~~

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation,

(iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: , 20[ ]

~~289311213 v1~~

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent.

Pursuant to the provisions of Section 2.14 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: , 20[ ]

~~289311213 v1~~

US SOLVENCY CERTIFICATE

December 18, 2020 Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. This certificate is furnished pursuant to Section 4.01(i) of the Credit Agreement.

Solely in my capacity as a Financial Officer of the [Borrower][American Parent] and not individually (and without personal liability), I hereby certify, that as of the date hereof, after giving effect to the Loans made on the Closing Date:

1.
The fair value of the property of the [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities, of the [Borrower][American Parent] and its Subsidiaries, on a consolidated basis.

2.
The present fair saleable value of the [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability of the [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured.
3.
The [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond the [Borrower][American Parent]’s and its Subsidiaries’, on a consolidated basis, ability to pay such debts and liabilities as they mature.
4.
The [Borrower][American Parent] and its Subsidiaries, on a consolidated basis, do not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the date hereof.

For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[Remainder of page intentionally blank]

~~289311213 v1~~

IN WITNESS WHEREOF, I have executed this Certificate as of the date first written above.

[ ],

as [Borrower][American Parent]

By:

Name:

Title:

~~289311213 v1~~

EXHIBIT C-2

[FORM OF]

CANADIAN SOLVENCY CERTIFICATE

December 18, 2020 Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. This certificate is furnished pursuant to Section 4.01(i) of the Credit Agreement.

Solely in my capacity as a Financial Officer of the Canadian Parent and not individually (and without personal liability), I hereby certify, that as of the date hereof, after giving effect to the Loans made on the Closing Date:

1.
The property of the Canadian Parent is sufficient, if disposed of at a fairly conducted sale under legal process, to enable payment of all its obligations, due and accruing due.
2.
The Canadian Parent is able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities generally become due.

3.
The Canadian Parent and its Subsidiaries, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond the Canadian Parent’s and its Subsidiaries’, on a consolidated basis, ability to pay such debts and liabilities as they mature.
4.
The Canadian Parent and its Subsidiaries, on a consolidated basis, do not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the date hereof.

5.
The Canadian Parent has not ceased paying its current obligations in the ordinary course of business as they generally become due.

For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[Remainder of page intentionally blank]

~~289311213 v1~~

IN WITNESS WHEREOF, I have executed this Certificate as of the date first written above.

TERRASCEND CORP.,

as Canadian Parent

By:

Name:

Title:

~~289311213 v1~~

EXHIBIT D

[FORM OF] COMPLIANCE CERTIFICATE

[●], 20[●]

Reference is hereby made to the Credit Agreement dated as of December 18, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among WDB Holding PA, Inc., each Lender from time to time party thereto, and Acquiom Agency Services LLC, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. This certificate is furnished pursuant to Section 5.02(a) of the Credit Agreement.

The undersigned, [●], hereby certifies, on behalf of myself and on behalf of the TerrAscend Corp. (the “Canadian Parent”), that (i) I am the duly elected [●] of the Canadian Parent, (ii) makes the certification in the first paragraph below as it pertains to the financial statements described in clause (i) thereof and (iii) makes the certifications in paragraphs two through four below.

The undersigned, [●], hereby certifies, on behalf of myself and on behalf of WDB Holdings Pa, Inc. (the “Borrower”), that (i) I am the duly elected [●] of the Borrower, (ii) makes the certification in the first paragraph below as it pertains to the financial statements described in clause (ii) thereof and (iii) makes the certifications in paragraphs two through four below.

1.
I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Schedule I, consisting of [(i) a consolidated balance sheet of the Canadian Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited and accompanied by a report and opinion of independent public accountants, which report and opinion have been prepared in accordance with generally accepted auditing standards to the effect that such consolidated financial statements present fairly in all material respects the financial condition, results of operations, Shareholders’ Equity and cash flows of the Canadian Parent and its Subsidiaries on a consolidated basis in accordance with IFRS consistently applied and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, in each case, prepared in cooperation by the management of the Borrower and an independent public accountant][(i) a consolidated balance sheet of the Canadian Parent and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Canadian Parent’s fiscal year then ended, and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended],5 in each case, setting forth in comparative form, as applicable, the figures for the [previous fiscal year][corresponding fiscal quarter of the previous fiscal year and the

5 Include first set of bracketed language for delivery of annual financial statements and include second set of bracketed language for delivery of quarterly financial statements.

~~289311213 v1~~

corresponding portion of the previous fiscal year],6 which present fairly in all material respects the financial condition, results of operations, Shareholders’ Equity (with respect to the Canadian Parent only) and cash flows of the Canadian Parent and its Subsidiaries and the Borrower and its Subsidiaries, as applicable, on a consolidated basis in accordance with IFRS or GAAP, as applicable, consistently applied[, subject only to normal year-end audit adjustments and the absence of notes]7.

2.
Schedule II attached hereto sets forth the reasonably detailed calculations demonstrating compliance with Section 6.12.

3.
Schedule III attached hereto provides supplemental information pertaining to Collateral and property of the Loan Parties as required pursuant to Section 5.15(c).
4.
[No Default or Event of Default exists as of the date hereof.][As of the date hereof, there exists a [Default][Event of Default] pertaining to [●]].8

[Remainder of page intentionally blank]

6 Include first set of bracketed language for delivery of annual financial statements and include second set of bracketed language for delivery of quarterly financial statements.

7 Include bracketed language only for delivery of quarterly financial statements.

~~289311213 v1~~

The foregoing certifications, together with [the computations set forth in Schedules II hereto and] the financial statements attached hereto as Schedule I and in support hereof, are made and delivered this day of , 20 .

WDB HOLDINGS PA, INC.,

as Borrower

By:

Name:

Title:

TERRASCEND CORP.,

as Canadian Parent

By:

Name:

Title:

~~289311213 v1~~

Schedule I:

FINANCIAL STATEMENTS

[see attached]

~~289311213 v1~~

FINANCIAL COVENANT CALCULATIONS

[see attached]

~~289311213 v1~~

SUPPLEMENTAL INFORMATION PERTAINING TO COLLATERAL AND PROPERTY OF THE LOAN PARTIES

~~289311213 v1~~